UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST

BLACKROCK MUNIASSETS FUND, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST

BLACKROCK MUNIASSETS FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

September 8, 2025

Dear Preferred Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the “Special Meeting”) of BlackRock Long-Term Municipal Advantage Trust (“BTA” or the “Target Fund”) and BlackRock MuniAssets Fund, Inc. (“MUA” or the “Acquiring Fund” and together with BTA, the “Funds,” and each, a “Fund”), to be held on October 15, 2025 at 10:00 a.m. (Eastern Time). The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the Special Meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link. Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds.

Preferred Shareholders of the Target Fund: You and the common shareholders of the Target Fund are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund (the “Reorganization Agreement”) and the transactions contemplated therein, including the termination of the Target Fund’s registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the dissolution of the Target Fund under Delaware law (the “Reorganization”). The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as the Target Fund, although there are some differences. In addition, you are also being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the Reorganization.

Preferred Shareholders of the Acquiring Fund: You and the common shareholders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization. In addition, you are also being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein.

The enclosed Proxy Statement is only being delivered to the Funds’ preferred shareholders. The common shareholders of each Fund are also being asked to attend the Special Meeting and to vote with respect to the proposals described above that require the vote of the common shareholders and preferred shareholders as a single class. Each Fund is delivering to its common shareholders a separate joint proxy statement/prospectus with respect to the proposals described above.

The Board of Trustees or Board of Directors, as applicable, of each Fund believes that the proposal that the preferred shareholders of its Fund are being asked to vote upon is in the best interests of its respective Fund and its shareholders and unanimously recommends that you vote “FOR” such proposal.

Your vote is important. Attendance at the Special Meeting will be limited to each Fund’s shareholders as of August 18, 2025, the record date for the Special Meeting.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at meetnow.global/MNZPV7G by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

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If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

We encourage you to carefully review the enclosed materials, which explain the proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By touch-tone phone;

•	By internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	By participating at the Special Meeting as described above.

If you do not vote using one of the methods described above, you may be called by Georgeson LLC, the Funds’ proxy solicitor, to vote your shares.

If you have any questions about the proposals to be voted on or the virtual Special Meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 833-880-9499.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your preferred shares to be voted, your preferred shares will be voted “FOR” the proposal. If your preferred shares are held through a broker, you must provide voting instructions to your broker about how to vote your preferred shares in order for your broker to vote your preferred shares as you instruct at the Special Meeting.

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September 8, 2025

IMPORTANT NOTICE

TO PREFERRED SHAREHOLDERS OF

BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST

BLACKROCK MUNIASSETS FUND, INC.

QUESTIONS & ANSWERS

Although we urge you to read the entire Proxy Statement, we have provided for your convenience a brief overview of some of the important questions concerning the joint special shareholder meeting (the “Special Meeting”) of BlackRock Long-Term Municipal Advantage Trust (“BTA” or the “Target Fund”) and BlackRock MuniAssets Fund, Inc. (“MUA” or the “Acquiring Fund” and together with the Target Fund, the “Funds,” and each, a “Fund”) and the proposals to be voted on. It is expected that the effective date (the “Closing Date”) of the Reorganization will be sometime during the fourth quarter of 2025, but it may be at a different time as described in the Proxy Statement.

The enclosed Proxy Statement is being sent only to the holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of each Fund. Each Fund is separately soliciting the votes of its holders of common shares (together with the VRDP Shares of each Fund, the “Shares”) through a separate joint proxy statement/prospectus.

Q:	Why is a shareholder meeting being held?

A:	Preferred Shareholders of BlackRock Long-Term Municipal Advantage Trust (NYSE Ticker: BTA): You and the common shareholders of the Target Fund are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund (the “Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of the Target Fund’s assets and the assumption by the Acquiring Fund of substantially all of the Target Fund’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of the Target Fund, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by the Target Fund of its registration under the 1940 Act, and the liquidation, dissolution and termination of the Target Fund in accordance with its Amended and Restated Agreement and Declaration of Trust and Delaware law (the “Reorganization”).

You are also being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the Reorganization through a separate proxy statement.

Preferred Shareholders of BlackRock MuniAssets Fund, Inc. (NYSE Ticker: MUA): You and the common shareholders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement (the “Issuance”).

You are also being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including amendments

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to the Articles Supplementary of Variable Rate Demand Preferred Shares of the Acquiring Fund (the “Articles Supplementary”) in connection with the issuance of additional Acquiring Fund VRDP Shares.

The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of the Reorganization.

If the Reorganization is not consummated, then each Fund would continue to exist and operate on a standalone basis.

Q:	Why has each Fund’s Board recommended these proposals?

A:	The Board of Trustees or the Board of Directors, as applicable (each, a “Board” and each member thereof, a “Board Member”), of each Fund has determined that the Reorganization is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to net asset value (“NAV”) and liquidation preference, respectively, as a result of the Reorganization. The Reorganization seeks to achieve certain economies of scale and other operational efficiencies by combining two funds that have similar investment objectives, investment strategies, policies and restrictions and are managed by the same investment adviser, BlackRock Advisors, LLC (the “Investment Advisor”).

In light of these similarities, the Reorganization is intended to reduce fund redundancies and create a single, larger fund that may benefit from anticipated operating efficiencies and economies of scale. The Reorganization is intended to result in the following potential benefits to common shareholders:

(i)	lower net total expenses (excluding leverage expenses) per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganization) due to economies of scale resulting from the larger size of the Combined Fund;

(ii)	improved net earnings yield on NAV for common shareholders of each Fund;

(iii)	improved secondary market trading of the common shares of the Combined Fund; and

(iv)	operating and administrative efficiencies for the Combined Fund, including the potential for the following:

(a)	greater investment flexibility and investment options;

(b)	greater diversification of portfolio investments;

(c)	the ability to trade portfolio securities in larger positions and more favorable transaction terms;

(d)	additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

(e)	benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

(f)	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including Board Members thereof who are not “interested persons” (as defined in the 1940 Act), approved the Reorganization, the Reorganization Agreement and the Issuance, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization. As a result of the Reorganization, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in either of the individual Funds before the Reorganization. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

If the Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of each Fund and its product line, recommend alternative proposals to the Board of the Fund.

Q:	How will holders of preferred shares be affected by the Reorganization?

A:	As of the date of the enclosed Proxy Statement, each Fund has VRDP Shares outstanding. As of July 31, 2025, the Target Fund had 760 Series W-7 VRDP Shares outstanding and the Acquiring Fund had 1,750 Series W-7 VRDP Shares outstanding. In connection with the Reorganization, the Acquiring Fund expects to issue 760 additional VRDP Shares to the Target Fund VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 2,510 VRDP Shares outstanding.

The Board of each Fund has authorized the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares on one or more occasions between April 1, 2025 and October 1, 2025. Any such redemption is not related to the Reorganization or contingent on shareholder approval of the Reorganization. The timing and amount of any redemption of a Fund’s currently outstanding VRDP Shares would depend on a number of factors, including, among others, the desired mix of leverage from preferred shares versus TOBs, yield levels and borrowing costs.

Assuming the Reorganization is approved by shareholders, upon the Closing Date of the Reorganization, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganization if such dividends have not been paid prior to the Closing Date), for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will be identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The VRDP Shares of the Target Fund have a mandatory redemption date of November 1, 2045, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of December 15, 2051. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. Neither of the Funds’ VRDP Shares are currently in a special rate period. See “Information About the Preferred Shares of the Funds” in the Proxy Statement for additional information about the preferred shares of each Fund.

None of the expenses of the Reorganization are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganization, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than either Fund individually. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganization, VRDP Holders of the Combined Fund will hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganization.

Q:	How similar are the Funds?

A:	The Funds have the same investment adviser, officers and directors. The Target Fund is formed as a Delaware statutory trust and the Acquiring Fund is incorporated as a Maryland corporation.

Each Fund has its common shares listed on the NYSE and has privately placed VRDP Shares outstanding. Each of the Target Fund and the Acquiring Fund is managed by a team of investment professionals led by Kevin Maloney, CFA, Phillip Soccio, CFA, Walter O’Connor, CFA, Christian Romaglino, CFA, Michael Kalinoski, CFA, and Kristi Manidis. Following the Reorganization, it is expected that the Combined Fund will be managed by the same team of investment professionals as currently manage the Acquiring Fund.

The investment objective, principal investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are similar to those of the Target Fund, although there are some differences as set out below.

Investment Objective:

Target Fund (BTA)	Acquiring Fund (MUA)
The Fund’s investment objective is to provide current income exempt from regular Federal income tax.	The Fund’s investment objective is to provide high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

Municipal Bonds: Below is a comparison of each Fund’s 80% investment policy with respect to municipal bonds, the interest of which is exempt from federal income tax.

Target Fund (BTA)	Acquiring Fund (MUA)
Under normal market conditions, the Fund invests at least at least 80% of its total assets in municipal bonds, municipal securities and derivative instruments with exposure to such bonds and securities, in each case that are expected to pay interest or income that is exempt from regular Federal income tax. For the purposes of the foregoing 80% policy, “total assets” are the Fund’s net assets, plus the amount of any borrowings for investment purposes. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Fund’s 80% policy is a fundamental policy that may not be changed without the approval of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act).	The Fund seeks to achieve its investment objective by investing at least 80% of its assets, except during temporary defensive periods, in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities paying interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes (“Municipal Bonds”). For the purposes of the foregoing 80% policy, “assets” are the Fund’s net assets, plus the amount of any borrowings for investment purposes. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.

Non-Investment Grade Securities: Below is a comparison of each Fund’s policy with respect to investment in non-investment grade quality securities. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investor Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)) or are unrated but judged to be of comparable quality by the Investment Advisor.

Target Fund (BTA)	Acquiring Fund (MUA)
Substantially all of the municipal bonds owned by the Fund are rated below investment grade; however, because the Fund has economic exposure to additional municipal bonds through its ownership of residual interest tender option bonds, at least 50% of the Fund’s economic exposure to investment securities is to municipal bonds rated investment grade quality. Economic exposure to municipal bonds refers to bonds owned by the Fund and bonds to which the Fund is exposed through the ownership of residual interest tender option bonds. Under normal market conditions, up to 50% of the Fund’s economic exposure to investment securities may be to municipal bonds that are rated, at the time of investment, as low as “C” by Moody’s Investor Service Inc. (“Moody’s”), S&P Global Ratings (“S&P”), Fitch Ratings, Inc. (“Fitch”) or that are unrated but judged to be of comparable quality by the Investment Advisor.	The Fund at all times, except during temporary defensive periods, will maintain at least 65% of its assets in Municipal Bonds which are rated in any one of the medium and lower rating categories of a nationally recognized statistical rating organization or are unrated. The Fund has the authority to invest as much as 35% of its total assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody’s, S&P or Fitch or comparable unrated securities).

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Bond Maturity: Below is a comparison of each Fund’s policy with respect to bond maturity.

Target Fund (BTA)	Acquiring Fund (MUA)
Under normal market conditions, the Fund intends for its bond portfolio to consist primarily of long-term bonds (meaning bonds with a maturity of 10 years or more). Under normal market conditions, the Fund’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years.	The Investment Advisor will vary the average maturity of the Fund’s portfolio securities based upon its assessment of economic and market conditions.

Leverage: Each Fund utilizes leverage through the issuance of VRDP Shares and TOBs. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” The Acquiring Fund is expected to continue to leverage its assets through the use of VRDP Shares and TOBs after the Closing Date of the Reorganization. As noted above, the Board of the Acquiring Fund has authorized the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares on one or more occasions between April 1, 2025 and October 1, 2025, which redemption is not subject to shareholder approval of any of the Reorganization. Please see “Information about the Preferred Shares of the Funds” in the Proxy Statement for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund for the twelve-month period ended January 31, 2025 were as follows:

Fund	Preferred Shares	Rate
Target Fund (BTA)	VRDP Shares	4.03%
Acquiring Fund (MUA)	VRDP Shares	3.63%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of July 31, 2025, and (ii) the Combined Fund’s estimated use of leverage, assuming the Reorganization had taken place as of July 31, 2025.

Ratios	Target Fund (BTA)	Acquiring Fund (MUA)	Pro forma Combined Fund (BTA into MUA)
Asset Coverage Ratio	268%	336.2%	315.6%
Regulatory Leverage Ratio(1)	37.3%	29.7%	31.7%
Effective Leverage Ratio(2)	39.5%	32%	33.9%

(1)	Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.
(2)	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of TOB inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Q:	How will the Reorganization be effected?

A:

Assuming the Reorganization receives the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, the Acquiring Fund will acquire substantially all of the Target Fund’s assets and assume substantially all of the Target Fund’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the

Acquiring Fund, which will be distributed to the shareholders of the Target Fund (although cash may be distributed in lieu of fractional common shares). The Target Fund will then terminate its registration under the 1940 Act, liquidate, dissolve and terminate in accordance with its Amended and Restated Agreement and Declaration of Trust and Delaware law. Shareholders of the Target Fund will become shareholders of the Acquiring Fund. Common shareholders of the Target Fund will receive newly issued common shares of the Acquiring Fund, par value $0.10 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of the Target Fund such shareholders held immediately prior to the Closing Date (although common shareholders of the Target Fund may receive cash for fractional common shares). The aggregate NAV of each Fund immediately prior to the Reorganization will reflect accrued expenses associated with such Reorganization. The NAV of Target Fund common shares will not be diluted as a result of the Reorganization. The common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Assuming the Reorganization is approved by shareholders, upon the Closing Date of the Reorganization, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganization if such dividends have not been paid prior to the Closing Date), for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares will be Series W-7 VRDP Shares of the Acquiring Fund. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will be identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The terms of the Acquiring Fund’s VRDP Shares may change from time to time, subject to Board approval.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The VRDP Shares of the Target Fund have a mandatory redemption date of November 1, 2045, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of December 15, 2051. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. Neither of the Funds’ VRDP Shares are currently in a special rate period. See “Information About the Preferred Shares of the Funds” in the Proxy Statement for additional information about the preferred shares of each Fund.

Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund, which will have additional common shares and VRDP Shares outstanding after the Reorganization.

Q:	Will I have to pay any U.S. federal income taxes as a result of the Reorganization?

A:	The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, in general, shareholders of the

Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional common shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganization?

A:	You will pay no sales loads or commissions in connection with the Reorganization. Regardless of whether the Reorganization is completed, however, the costs associated with the Reorganization, including the costs associated with the Special Meeting, will be borne directly by each of the respective Funds incurring the expense as discussed more fully in the Proxy Statement.

Common shareholders of each Fund will indirectly bear a portion of the costs of the Reorganization. For the Target Fund, the expenses of the Reorganization are estimated to be approximately $365,000. For the Acquiring Fund, the expenses of the Reorganization are estimated to be approximately $513,000, of which the Investment Advisor will bear approximately $423,000. The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein.

VRDP Holders are not expected to bear any costs of the Reorganization.

Neither the Funds nor the Investment Advisor will pay any direct expenses of shareholders arising out of or in connection with the Reorganization (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganization or other action taken by the shareholder in connection with the Reorganization).

Q:	What shareholder approvals are required to complete the Reorganization?

A:	The Reorganization is contingent upon the following approvals:

1.	The approval of the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and the dissolution of the Target Fund under Delaware law, by the Target Fund’s common shareholders and VRDP Holders voting as a single class;

2.	The approval of the Reorganization Agreement and the transactions contemplated therein, including the termination of the Target Fund’s registration under the 1940 Act and the dissolution of the Target Fund under Delaware law, by the Target Fund’s VRDP Holders voting as a separate class;

3.	The approval of the Reorganization Agreement and the transactions contemplated therein, including amendments to the Articles Supplementary of Variable Rate Demand Preferred Shares of the Acquiring Fund (“Articles Supplementary”) in connection with the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class; and

4.	The approval of the Issuance by the Acquiring Fund’s common shareholders and Acquiring Fund VRDP Holders voting as a single class.

If the Reorganization is not consummated, then each Fund would continue to exist and operate on a standalone basis.

If the requisite shareholder approvals for the Reorganization is not obtained, or the Reorganization is not otherwise consummated, the Board of each Fund may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization or continuing to operate the Fund as a standalone Delaware statutory trust or Maryland corporation, as applicable, registered under the 1940 Act as a closed-end management investment company advised by the Investment Advisor. The Investment Advisor may, in connection with the ongoing management of each Fund and its product line, recommend alternative proposals to the Board of the Fund.

In order for the Reorganization to occur, each Fund must obtain all requisite shareholder approvals with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares.

The preferred shares were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholder(s) of the Target Fund or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for the Reorganization may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Reorganization with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such preferred shareholder(s) with respect to the Reorganization; there is no guarantee that such preferred shareholder(s) will approve the Reorganization, over which it (or they) may exercise effective disposition power.

Q:	Why is the vote of shareholders of the Acquiring Fund being solicited in connection with the Reorganization?

A:	The rules of the New York Stock Exchange (on which the Acquiring Fund common shares are listed) require the Acquiring Fund’s shareholders to approve the Issuance. If the Issuance is not approved, then the Reorganization will not occur.

We are also seeking the approval of the Reorganization Agreement and the transactions contemplated therein, including amendments to the Articles Supplementary in connection with the issuance of additional Acquiring Fund VRDP Shares, by the Acquiring Fund VRDP Holders voting as a separate class pursuant to the governing document of the Acquiring Fund VRDP Shares. If Acquiring Fund VRDP Holders do not approve the Reorganization Agreement as a separate class, then the Reorganization will not occur.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” the proposal(s) relating to your Fund.

Q:	When and where will the Special Meeting be held?

A:	The Special Meeting will be held on October 15, 2025, at 10:00 a.m. (Eastern Time). The Special Meeting will be held in virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the Special Meeting live, have meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link. The Special Meeting will provide shareholders with a meaningful opportunity to participate, including the ability to ask questions of management. To support these efforts, the Funds will:

•	Provide for shareholders to begin logging into the Special Meeting at 9:30 a.m. (Eastern Time) on October 15, 2025, thirty minutes in advance of the Special Meeting.

•

Permit shareholders attending the Special Meeting to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints.

•	Engage with and respond to shareholders who ask questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints.

Q:	How do I vote my proxy?

A:	Shareholders of record of each Fund as of the close of business on August 18, 2025 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. You may cast your vote by mail, phone, internet or by participating at the Special Meeting as described below.

To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided.

If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying the Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the “control number” that appears on the proxy card. In addition, we ask that you please note the following:

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at meetnow.global/MNZPV7G by entering the control number found in the shaded box in your proxy card on the date and timing of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

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Also, if you are a beneficial shareholder of a Fund, you will not be able to vote at the virtual Special Meeting unless you have registered in advance to attend the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC (“Georgeson”), each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Whom do I contact for further information?

A:	You may contact your financial advisor for further information. You may also call Georgeson, the Funds’ proxy solicitor, at 833-880-9499.

Q:	Will anyone contact me?

A:	You may receive a call from Georgeson, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate by returning your vote as soon as possible. If enough shareholders fail to cast their votes, a Fund may not be able to hold the Special Meeting or the vote on the applicable proposals, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Important additional information about the Reorganization is set forth in the accompanying Proxy Statement.

Please read it carefully.

BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST

BLACKROCK MUNIASSETS FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 15, 2025

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of BlackRock Long-Term Municipal Advantage Trust (NYSE Ticker: BTA) (“BTA” or the “Target Fund”) and BlackRock MuniAssets Fund, Inc. (NYSE Ticker: MUA) (“MUA” or the “Acquiring Fund” and together with BTA, the “Funds,” and each, a “Fund”) will be held on October 15, 2025 at 10:00 a.m. (Eastern Time) for the following purposes:

Proposal 1: The Reorganization of the Funds

For Shareholders of the Target Fund:

Proposal 1(A): The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of the Target Fund are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund (the “Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of the Target Fund’s assets and the assumption by the Acquiring Fund of substantially all of the Target Fund’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of the Target Fund, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by the Target Fund of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of the Target Fund in accordance with its Amended and Restated Agreement and Declaration of Trust and Delaware law (the “Reorganization”).

Proposal 1(B): The VRDP Holders of the Target Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the Reorganization.

For Shareholders of the Acquiring Fund:

Proposal 1(C): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including amendments to the Articles Supplementary of Variable Rate Demand Preferred Shares of the Acquiring Fund (the “Articles Supplementary”) in connection with the issuance of additional Acquiring Fund VRDP Shares.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2: The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement.

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Shareholders of record of each Fund as of the close of business on August 18, 2025 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

The Funds are soliciting the vote of their common shareholders on Proposal 1(A), Proposal 1(C), and Proposal 2.

Each Fund is separately soliciting the votes of its respective preferred shareholders on each proposal through a separate proxy statement and not through the joint proxy statement/prospectus.

The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting but will be able to view the meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card or voting instruction form. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card or voting instruction form and follow the recorded instructions. To vote over the Internet, go to the Internet address provided on your proxy card or voting instruction form and follow the instructions.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/MNZPV7G by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

If you are a beneficial shareholder of a Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

The officers or directors of each Fund named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of

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such officers, directors or trustees in the Special Meeting pursuant to any such communications system shall constitute presence at the Special Meeting.

THE BOARD OF DIRECTORS OR THE BOARD OF TRUSTEES, AS APPLICABLE (EACH, A “BOARD”), OF EACH FUND RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE REORGANIZATION AGREEMENT AND FOR THE ISSUANCE OF ADDITIONAL COMMON SHARES OF THE ACQUIRING FUND, IN EACH CASE, AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS FOR COMMON SHAREHOLDERS OR THE PROXY STATEMENT FOR PREFERRED SHAREHOLDERS, AS APPLICABLE.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of each Fund,

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

September 8, 2025

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

HTTPS://WWW.PROXY-DIRECT.COM/BLK-34672

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PROXY STATEMENT

Dated September 8, 2025

BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST

BLACKROCK MUNIASSETS FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

This Proxy Statement is furnished to you as a holder of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of BlackRock Long-Term Municipal Advantage Trust (NYSE Ticker: BTA) (“BTA” or the “Target Fund”) and/or BlackRock MuniAssets Fund, Inc. (NYSE Ticker: MUA) (“MUA” or the “Acquiring Fund” and together with BTA, the “Funds,” and each, a “Fund”) in connection with the solicitation of proxies by each Fund’s Board of Trustees or Board of Directors, as applicable (each, a “Board,” the members of which are referred to as “Board Members”). The proxies will be voted at the joint special meeting of the shareholders of each Fund and at any and all adjournments, postponements and delays thereof (the “Special Meeting”). The Special Meeting will be held on October 15, 2025 at 10:00 a.m. (Eastern Time) to consider the proposals set forth below and discussed in greater detail elsewhere in this Proxy Statement. The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of your Fund recommends that you vote your preferred shares, by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Proxy Statement and accompanying form of proxy is September 12, 2025.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The purposes of the Special Meeting are:

Proposal 1: The Reorganization of the Funds

For Shareholders of the Target Fund:

Proposal 1(A): The common shareholders and VRDP Holders of the Target Fund are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund (the “Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of the Target Fund’s assets and the assumption by the Acquiring Fund of substantially all of the Target Fund’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of the Target Fund, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by the Target Fund of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of the Target Fund in accordance with its Amended and Restated Agreement and Declaration of Trust and Delaware law (the “Reorganization”).

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Proposal 1(B): The VRDP Holders of the Target Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the Reorganization.

For Shareholders of the Acquiring Fund:

Proposal 1(C): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including amendments to the Articles Supplementary of Variable Rate Demand Preferred Shares of the Acquiring Fund (the “Articles Supplementary”) in connection with the issuance of additional Acquiring Fund VRDP Shares.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2: The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement (the “Issuance”).

It is expected that the effective date (the “Closing Date”) of the Reorganization will be sometime during the fourth quarter of 2025, but they may be at a different time as described herein. The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of the Reorganization.

The Board of each Fund has determined that including these proposals applicable to common shareholders of the Funds in one Proxy Statement will reduce costs and is in the best interest of each Fund’s shareholders.

Distribution to the shareholders of this Joint Proxy Statement/Prospectus and the accompanying materials will commence on or about September 12, 2025.

Shareholders of record of each Fund as of the close of business on August 18, 2025 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

Shareholders of each Fund are entitled to one vote for each common share or VRDP Share, as applicable (each, a “Share”), held, with no Shares having cumulative voting rights. Preferred shareholders of each Fund will have equal voting rights with the common shareholders of such Fund with respect to the proposals that require the vote of the Fund’s VRDP Shares and common shares as a single class. The quorum and voting requirements for each Fund are described in the section herein entitled “Vote Required and Manner of Voting Proxies.”

This Proxy Statement is only being delivered to the preferred shareholders of each Fund. Each Fund is separately soliciting the votes of its respective common shareholders on each of the foregoing proposals that require the vote of the common shareholders and preferred shareholders as a single class through a separate joint proxy statement/prospectus and not through this Proxy Statement. The Target Fund is formed as a Delaware statutory trust and the Acquiring Fund is incorporated as a Maryland corporation. Each of the Target Fund and the Acquiring Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Reorganization seeks to achieve certain economies of scale and other operational efficiencies by combining two funds that have similar investment objectives, investment strategies, policies and restrictions.

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Assuming the Reorganization receives the necessary approvals, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund in the form of book-entry interests. The Acquiring Fund will list the newly issued common shares on the New York Stock Exchange (“NYSE”). Such newly issued Acquiring Fund Shares will be distributed to the Target Fund shareholders (although cash may be distributed in lieu of fractional common shares) and the Target Fund will terminate its registration under the 1940 Act. The Target Fund will liquidate, dissolve and terminate in accordance with its Amended and Restated Agreement and Declaration of Trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganization as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Joint Proxy Statement/Prospectus.

The Fund(s) in which you owned Shares on the Record Date is named on the proxy card. If you owned Shares in both Funds on the Record Date, you will receive more than one proxy card. Even if you plan to attend the Special Meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on each proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. On any matter coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the Shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to a proposal, the Shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to a proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold Shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/MNZPV7G by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

The Special Meeting will provide shareholders with a meaningful opportunity to participate, including the ability to ask questions of management. To support these efforts, the Funds will:

•	Provide for shareholders to begin logging into the Special Meeting at 9:30 a.m. (Eastern Time) on October 15, 2025, thirty minutes in advance of the Special Meeting.

•

Permit shareholders attending the Special Meeting to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Meeting matters will be answered during the Special Meeting, subject to time constraints.

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•	Engage with and respond to shareholders who ask questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints.

If you are a beneficial shareholder of a Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For information regarding how to access the Special Meeting, please contact Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 833-880-9499.

This Proxy Statement sets forth concisely the information that preferred shareholders of each Fund should know before voting on the proposals set forth herein. Please read it carefully and retain it for future reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the Securities and Exchange Commission (the “SEC”). Materials filed with the SEC can be downloaded from the SEC’s website at www.sec.gov. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov). Reports, proxy statements and other information concerning the Funds may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

BlackRock updates performance information and certain other data for the Funds on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Joint Proxy Statement/Prospectus.

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Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the respective Fund at the address and phone number set forth above.

The common shares of BlackRock MuniAssets Fund, Inc. are listed on the NYSE under the ticker symbol “MUA” and will continue to be so listed after the completion of the Reorganization. The common shares of BlackRock Long-Term Municipal Advantage Trust. are listed on the NYSE under the ticker symbol “BTA.” The preferred shares of each Fund are not listed on any exchange and have not been registered under the Securities Act of 1933 (the “Securities Act”), or any state securities laws, and unless so registered under the Securities Act, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, the VRDP Shares to be issued in the Reorganization are expected to be issued only to holders of VRDP Shares of the Target Fund that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in accordance with the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) of the Securities Act and are subject to restrictions on transfer.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement. Shareholders should read the entire Proxy Statement carefully.

The Reorganization	Assuming the Reorganization receives the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange solely for newly issued Acquiring Fund Shares in the form of book-entry interests. The Acquiring Fund will list the newly issued common shares on the NYSE. Such newly issued Acquiring Fund Shares will be distributed to the Target Fund shareholders (although cash may be distributed in lieu of fractional common shares) and the Target Fund will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its Amended and Restated Agreement and Declaration of Trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganization as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Joint Proxy Statement/Prospectus.
On the Closing Date of the Reorganization, each VRDP Holder of the Target Fund will, without any action on the part of the holder, receive one newly issued VRDP Share of the Acquiring Fund for each VRDP Share of the Target Fund held by such holder. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will be identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.
The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The VRDP Shares of the Target Fund have a mandatory redemption date of November 1, 2045, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of December 15, 2051. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. Neither of the Funds’ VRDP Shares are currently in a special rate period. See “Information About the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

Subject to the requisite approval of the shareholders of each Fund with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, it is expected that the Closing Date of the Reorganization will be sometime during the fourth quarter of 2025, but it may be at a different time as described herein.
If the requisite shareholder approvals for the Reorganization are not obtained, or the Reorganization is not otherwise consummated, the Board of each Fund may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization or continuing to operate the Fund as a standalone Delaware statutory trust or Maryland corporation, as applicable, registered under the 1940 Act as a closed-end management investment company advised by Investment Advisor. The Investment Advisor may, in connection with the ongoing management of each Fund and its product line, recommend alternative proposals to the Board of such Fund.
Background and Reasons for the Reorganization	The proposed Reorganization seeks to achieve certain economies of scale and other operational efficiencies by combining two funds that have similar investment objectives, investment strategies, policies and restrictions and are managed by the same investment adviser.
The proposed Reorganization is intended to result in the following potential benefits to common shareholders: (i) lower net total expenses (excluding leverage expenses) per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganization) due to economies of scale resulting from the larger size of the Combined Fund; (ii) improved net earnings yield on NAV for common shareholders of each Fund; (iii) improved secondary market trading of the common shares of the Combined Fund; and (iv) operating and administrative efficiencies for the Combined Fund, including the potential for the following: (a) greater investment flexibility and investment options; (b) greater diversification of portfolio investments; (c) the ability to trade in larger positions and more favorable transaction terms; (d) additional sources of leverage or more competitive leverage terms and more favorable transaction terms; (e) benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (f) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.
The Board of each Fund, including the Board Members who are not “interested persons” of each Fund (as defined in the 1940 Act) (“Independent Board Members”), has unanimously approved the Reorganization, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization. As a result of the Reorganization, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in either of the individual Funds before the Reorganization. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors. Please see “Reasons for the Reorganization” for additional information about the factors considered by each Board.
Net and Managed Assets	As of July 31, 2025, the Target Fund had approximately $128 million in net assets and approximately $211 million in managed assets and the Acquiring Fund had approximately $413 million in net assets and approximately $607 million in managed assets. “Managed assets” means the total assets of the relevant Fund, including any assets attributable to VRDP Shares and tender option bond (“TOB”) trusts, minus the sum of accrued liabilities.
Preferred Shares	As of July 31, 2025, the Target Fund had 760 Series W-7 VRDP Shares outstanding and the Acquiring Fund had 1,750 Series W-7 VRDP Shares outstanding.

For the twelve-month period ended January 31, 2025, the annualized dividend rates for the VRDP Shares of the Target Fund and the Acquiring Fund were 4.03% and 3.63%, respectively.

The Board of each Fund has authorized the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares on one or more occasions between April 1, 2025 and October 1, 2025. Any such redemption is not related to the Reorganization or contingent on shareholder approval of the Reorganization. The timing and amount of any redemption of a Fund’s currently outstanding VRDP Shares would depend on a number of factors, including, among others, the desired mix of leverage from preferred shares versus TOBs, yield levels and borrowing costs.

In connection with the Reorganization, the Acquiring Fund expects to issue 760 additional VRDP Shares to Target Fund VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 2,510 VRDP Shares outstanding.
Assuming the Reorganization is approved by shareholders, upon the Closing Date of the Reorganization, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganization if such dividends have not been paid prior to the Closing Date), for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will be identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.
The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The VRDP Shares of the Target Fund have a mandatory redemption date of November 1, 2045, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of December 15, 2051. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. Neither of the Funds’ VRDP Shares are currently in a special rate period. See “Information About the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.
None of the expenses of the Reorganization are expected to be borne by the VRDP Holders of the Funds. See “Summary—Expenses of the Reorganization” for additional information.
Following the Reorganization, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than either Fund individually. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganization, VRDP Holders of the Combined Fund will hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganization.
Please see “Information about the Preferred Shares of the Funds” for additional information.
Expenses of the Reorganization	Common shareholders of each Fund will indirectly bear a portion of the costs of the Reorganization. For the Target Fund, the expenses of the Reorganization are estimated to be approximately $365,000. For the Acquiring Fund, the expenses of the Reorganization are estimated to be approximately $513,000, of which the Investment Advisor will bear approximately $423,000. The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein.
Appraisal Rights	Under the Target Fund’s Amended and Restated Agreement and Declaration of Trust and Delaware law, shareholders are not entitled to appraisal rights or dissenters’ rights. Under Maryland law, stockholders are entitled to demand the fair value of their shares from the successor entity in connection with a reorganization except where any exceptions apply, which exceptions include if any shares of the class or series are listed on a national securities exchange, such as the common shares of the Target Fund and the Acquiring Fund, on the Record Date. No exception exists for the VRDP Shares and therefore the VRDP Holders of the Target Fund are entitled to demand the fair value of their VRDP Shares from the Acquiring Fund.
U.S. Federal Income Tax Consequences of the Reorganization	The Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If the Reorganization so qualifies, in general, shareholders of the Target Fund will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their common shares for Acquiring Fund Shares pursuant to the Reorganization (except with respect to cash received in lieu of fractional common shares). Additionally, the Target Fund will recognize no gain or loss for U.S. federal income tax purposes by reason of the Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganization.
As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.
The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.
General Information and History	The Target Fund is formed as a Delaware statutory trust and the Acquiring Fund is incorporated as a Maryland corporation. Each of the Target Fund and the Acquiring Fund is a diversified, closed-end management investment company registered under the 1940 Act.
Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.
Each of the Acquiring Fund and the Target Fund has a July 31 fiscal year end.
The Acquiring Fund’s common shares are listed on the NYSE as “MUA.”
The Target Fund’s common shares are listed on the NYSE as “BTA.”
Each of the Target Fund and the Acquiring Fund has VRDP Shares outstanding. Each Fund’s VRDP Shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.
Investment Objective and Policies	The investment objective, principal investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are similar to those of the Target Fund, although there are some differences as set out below.

Investment Objective:

The Target Fund’s investment objective is to provide current income exempt from regular U.S. federal income tax.

The Acquiring Fund’s investment objective is to provide high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

Municipal Bonds:

Under normal market conditions, the Target Fund invests at least 80% of its total assets in municipal bonds, municipal securities and derivative instruments with exposure to such bonds and securities, in each case that are expected to pay interest or income that is exempt from regular Federal income tax. For the purposes of the foregoing 80% policy, “total assets” are the Target Fund’s net assets, plus the amount of any borrowings for investment purposes. The Target Fund’s investments in derivatives will be counted toward the Target Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one more market risk factors associated with such securities. The Target Fund’s 80% policy is a fundamental policy that may not be changed without the approval of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act). Substantially all of the municipal bonds owned by the Target Fund are rated below investment grade; however, because the Target Fund has economic exposure to additional municipal bonds through its ownership of residual interest tender option bonds, at least 50% of the Target Fund’s economic exposure to investment securities is to municipal bonds rated investment grade quality. Economic exposure to municipal bonds refers to bonds owned by the Target Fund and bonds to which the Target Fund is exposed through the ownership of residual interest tender option bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (“Baa” or “BBB” or better by Moody’s, S&P, Fitch or are unrated but judged to be of comparable quality by the Fund’s Investment Advisor. Under normal market conditions, the Target fund intends for its bond portfolio to consist primarily of long-term bonds (meaning bonds with a maturity of 10 years or more). Under normal market conditions, the Target Fund’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Target Fund may invest in residual interest municipal tender option bonds, which are derivative interests of municipal bonds. The Target Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Target Fund may invest directly and in tax-exempt preferred shares that pay dividends exempt from Federal income tax. The Fund invests in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the Manager’s opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. During temporary defensive periods (e.g., times when, in the Investment Advisor’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep the Target Fund’s cash fully invested, the Target Fund may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable.

The Acquiring Fund seeks to achieve its investment objective by investing at least 80% of its assets, except during temporary defensive periods, in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities paying interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes (“Municipal Bonds”). For purposes of the foregoing 80% policy, “assets” are the Acquiring Fund’s net assets, plus the amount of any borrowings for investment purposes. The Acquiring Fund’s investments in derivatives will be counted toward the Acquiring Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Acquiring Fund at all times, except during temporary defensive periods, will maintain at least 65% of its assets in Municipal Bonds which are rated in any one of the medium and lower rating categories of a nationally recognized statistical rating organization or are unrated. The Acquiring Fund has the authority to invest as much as 35% of its total assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody’s, S&P or Fitch or comparable unrated securities). In addition, the Acquiring Fund reserves the right to temporarily invest more than 20% of its total assets in short-term municipal securities, or short-term taxable money market securities (including commercial paper, certificates of deposit and repurchase agreements) for defensive purposes when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant. The Acquiring Fund does not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state. “Total assets” of the Acquiring Fund means the Acquiring Fund’s net assets plus the amount of any borrowings for investment purposes.

Ordinarily, the Fund does not intend to realize significant interest income that is subject to Federal income taxes. However, the Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to a Federal alternative minimum tax. The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”), which could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds.

Please see below a comparison of the approximate amount invested in municipal bonds as a percentage of total assets for (i) each Fund as of July 31, 2025, and (ii) the Combined Fund, assuming the Reorganization was consummated as of July 31, 2025.

Target Fund (BTA)	Acquiring Fund (MUA)	Pro Forma Combined Fund (BTA into MUA)
98%	99%	99%
Non-Investment Grade Securities:

Substantially all of the municipal bonds owned by the Target Fund are rated below investment grade; however, because the Fund has economic exposure to additional municipal bonds through its ownership of residual interest tender option bonds, at least 50% of the Target Fund’s economic exposure to investment securities is to municipal bonds rated non-investment grade quality. Economic exposure to municipal bonds refers to bonds owned by the Target Fund and bonds to which the Target Fund is exposed through the ownership of residual interest tender option bonds. Under normal market conditions, up to 50% of the Fund’s economic exposure to investment securities may be to municipal bonds that are rated, at the time of investment, as low as “C” by Moody’s, S&P, Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor.

The Acquiring Fund at all times, except during temporary defensive periods, will maintain at least 65% of its assets in Municipal Bonds which are rated in any one of the medium and lower rating categories of a nationally recognized statistical rating organization or are unrated. The Acquiring Fund has the authority to invest as much as 35% of its total assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody’s, S&P or Fitch or comparable unrated securities). Additionally, the Investment Advisor will vary the average maturity of the Acquiring Fund’s portfolio securities based upon its assessment of economic and market conditions.

Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch) or are unrated but judged to be of comparable quality by the Investment Advisor.

Bond Maturity:

Under normal market conditions, the Target Fund intends for its bond portfolio to consist primarily of long-term bonds (meaning bonds with a maturity of 10 years or more). Under normal market conditions, the Target Fund’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years.

The Investment Advisor will vary the average maturity of the Fund’s portfolio securities based upon its assessment of economic and market conditions.

Leverage:
Each Fund utilizes leverage through the issuance of VRDP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” The Acquiring Fund is expected to continue to leverage its assets through the use of VRDP Shares and TOBs after the Closing Date of the Reorganization. As noted above, the Board of the Acquiring Fund has authorized the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares on one or more occasions between April 1, 2025 and October 1, 2025, which redemption is not subject to shareholder approval of any of the Reorganization. Please see “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.
The annualized dividend rates for the preferred shares for each Fund for the twelve-month period ended January 31, 2025 were as follows:

Fund	Preferred Shares	Rate
Target Fund (BTA)	VRDP Shares	4.03%
Acquiring Fund (MUA)	VRDP Shares	3.63%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of July 31, 2025, and (ii) the Combined Fund’s estimated use of leverage, assuming the Reorganization had taken place as of July 31, 2025.

Ratios	Target Fund (BTA)	Acquiring Fund (MUA)	Pro forma Combined Fund (BTA into MUA)
Asset Coverage Ratio	268%	336.2%	315.6%

Regulatory Leverage Ratio(1)	37.3%	29.7%	31.7%

Effective Leverage Ratio(2)	39.5%	32.0%	33.9%

(1)   Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)   Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of TOB inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Fund Management	The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under applicable state law. Each Fund has the same Board Members and officers.

Investment Advisor	BlackRock Advisors, LLC (the “Investment Advisor”) serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund.

Portfolio Management Team	The Target Fund and the Acquiring Fund are managed by a team of investment professionals led by Kevin Maloney, CFA, Phillip Soccio, CFA, Walter O’Connor, CFA, Christian Romaglino, CFA, Michael Kalinoski, CFA, and Kristi Manidis. Following the Reorganization, it is expected that the Combined Fund will be managed by the same team of investment professionals as currently manage the Acquiring Fund.

Other Service Providers	The other professional service providers for the Funds are or will be as follows:

	Service	Service Providers to the Funds

	Accounting Agent	State Street Bank and Trust Company

	Custodian	State Street Bank and Trust Company

	Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.

	Liquidity Provider to VRDP Shares	Bank of America, N.A.

	Remarketing Agent to VRDP Shares	BofA Securities, Inc.

	Tender and Paying Agent to VRDP Shares	The Bank of New York Mellon

	Independent Registered Public Accounting Firm	Deloitte & Touche LLP

	Fund Counsel	Willkie Farr & Gallagher LLP

	Counsel to the Independent Board Members	Stradley Ronon Stevens & Young, LLP

PROPOSAL 1—THE REORGANIZATION OF THE FUNDS

The Reorganization seeks to combine two funds that have the same investment adviser, the same Board Members, and similar investment objectives, investment strategies, policies and restrictions.

Description of the Reorganization

The Reorganization Agreement (a form of which is attached as Appendix A to this Proxy Statement) provides for the Acquiring Fund’s acquisition of substantially all of the assets of the Target Fund and assumption of substantially all of the liabilities of the applicable Target Fund in exchange for newly issued Acquiring Fund common shares, with a par value $0.10 per share, and newly issued Acquiring Fund VRDP Shares, with a par value of $0.10 per share and liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date). The Acquiring Fund will list the newly issued common shares on the NYSE. The Target Fund will distribute Acquiring Fund Shares received by it pro rata to its shareholders (although cash may be paid in lieu of any fractional common shares). The newly-issued Acquiring Fund Shares will be issued in the form of book-entry interests. See “—Terms of the Reorganization Agreement—Book-Entry Interests” below. Such distribution of Acquiring Fund Shares to Target Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts Acquiring Fund Shares.

Each newly-opened account on the books of the Acquiring Fund VRDP Holders would represent the number of Acquiring Fund VRDP Shares issued on a one-for-one basis for each such VRDP Holder’s holdings of the Target Fund VRDP Shares.

Assuming the Reorganization is approved by shareholders, upon the Closing Date of the Reorganization, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganization if such dividends have not been paid prior to the Closing Date), for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares will be Series W-7 VRDP Shares of the Acquiring Fund. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will be identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding. The terms of the Acquiring Fund’s VRDP Shares may change from time to time, subject to Board approval.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The VRDP Shares of the Target Fund have a mandatory redemption date of November 1, 2045, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of December 15, 2051. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. Neither of the Funds’ VRDP Shares are currently in a special rate period.

Since the Acquiring Fund VRDP Shares would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the VRDP Shares of the Target Fund, the interests of Target Fund VRDP Holders will not be diluted as a result of the Reorganization.

As a result of the Reorganization, a common or preferred shareholder of either of the Funds may hold a reduced percentage of ownership in the Combined Fund than they did the Target Fund. No sales charge or fee of any kind will be charged to shareholders of the Target Fund in connection with their receipt of Acquiring Fund Shares in the Reorganization.

Because the Combined Fund will most closely resemble the Acquiring Fund, the Acquiring Fund will be the accounting survivor of the Reorganization. The Combined Fund will also maintain the performance history of the Acquiring Fund at the closing of the Reorganization.

As soon as practicable after the Closing Date for the Reorganization, the Target Fund will deregister as an investment company under the 1940 Act and liquidate, dissolve and terminate in accordance with its Amended and Restated Agreement and Declaration of Trust and Delaware law. The Acquiring Fund will continue to operate after the Reorganization as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Proxy Statement.

If the Reorganization is not consummated, then each Fund would continue to exist and operate on a standalone basis. Both the Target Fund and the Acquiring Fund will continue to be advised by the Investment Advisor. If the Reorganization is not consummated, the Investment Advisor may recommend alternative proposals to the Board of each Fund.

The Board’s Recommendation

The Board of the Target Fund recommends that the common shareholders of the Target Fund vote “FOR” the proposed Reorganization Agreement at the Special Meeting.

The Board of the Acquiring Fund recommends that common shareholders of the Acquiring Fund vote “FOR” the proposed Issuance at the Special Meeting.

Shareholder approval of the Reorganization Agreement requires (i) with respect to Proposal 1(A), the affirmative vote of the holders of a 1940 Act Majority of Target Fund common shares and Target Fund VRDP Shares voting as a single class, (ii) with respect to Proposal 1(B), the affirmative vote of the holders of a majority of Target Fund VRDP Shares outstanding voting as a separate class and (iii) with respect to Proposal 1(C), the affirmative vote of the holders of a 1940 Act Majority of Acquiring Fund VRDP Shares voting as a separate class.

Each issuance of additional common shares of the Acquiring Fund in connection with the Reorganization Agreement contemplated by Proposal 2 requires the affirmative vote of the holders of a majority of the Acquiring Fund common shares and Acquiring Fund VRDP Shares entitled to vote voting as a single class.

A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

In order for the Reorganization to occur, each Fund must obtain all requisite shareholder approvals with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares. Because the closing of the Reorganization with respect to the Target Fund is contingent upon such Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third-party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that the Reorganization will not occur, even if shareholders of a Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund in the Reorganization does not obtain its requisite shareholder approvals or satisfy its closing conditions.

If the Reorganization is not consummated, then each Fund would continue to exist and operate on a standalone basis.

The preferred shares of the Funds were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholder of the Target Fund or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for the Reorganization may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Reorganization with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such preferred shareholder(s) with respect to the Reorganization; there is no guarantee that such preferred shareholder(s) will approve the Reorganization, over which it (or they) may exercise effective disposition power.

Subject to the requisite approval of the shareholders of each Fund with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, it is expected that the Closing Date of the Reorganization will be sometime during the fourth quarter of 2025, but it may be at a different time as described herein.

For additional information regarding voting requirements, see “Vote Required and Manner of Voting Proxies.”

REASONS FOR THE REORGANIZATION

The Board of each Fund, including the Independent Board Members, considered the Reorganization at meetings held on January 15, 2025, January 20, 2025, May 8, 2025 and June 5-6, 2025. Each Board, including the Independent Board Members, has unanimously approved the Reorganization and the Reorganization Agreement (the “Approval”). Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that the Reorganization is in the best interests of such Fund and that the interests of its existing common shareholders and VRDP Holders would not be diluted with respect to NAV and the liquidation preference, respectively, as a result of the Reorganization. As a result of the Reorganization, however, common and VRDP Holders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in either of the individual Funds before the Reorganization.

Each Board’s determination to approve the Reorganization was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. If the Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Funds and its product line, recommend alternative proposals to the Board of the Funds. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to the Reorganization, as well as alternatives to the Reorganization. The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Board of each Fund considered the Reorganization over a series of meetings. In preparation for the Approval, the Investment Advisor provided each Board with information regarding the Reorganization, including the rationale therefor and alternatives considered to the Reorganization.

Each Board considered a number of factors presented at the time of the Approval or prior meetings in reaching their determinations, including, but not limited to, the following, which are discussed in further detail below:

•	potential for improved economies of scale and a lower Total Expense Ratio (excluding leverage expenses) with respect to each Fund;

•	the potential effects of the Reorganization on the earnings and distributions of each Fund;

•	the potential effects of the Reorganization on each Fund’s premium/discount to NAV of common shares;

•	the potential effects of the Reorganization on each Fund’s VRDP Shares;

•	the compatibility of the Funds’ investment objectives, investment strategies and policies and related risks and risk profiles;

•	consistency of portfolio management and portfolio composition;

•

the potential for improved secondary market trading, including the potential for greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s common shareholders when purchasing or selling the Combined Fund’s common shares;

•	the potential for operating and administrative efficiencies for the Combined Fund, including the potential for the following benefits:

•

greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

•

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

•	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors;

•

the anticipated tax-free nature of the Reorganization (except with respect to taxable distributions, if any, from any Fund prior to, or after, the consummation of the Reorganization, and the receipt of cash in lieu of fractional Shares);

•	the potential effects on the Funds’ capital loss carryforwards;

•	the potential effects on each Fund’s undistributed net investment income;

•	the expected costs of the Reorganization;

•	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganization on shareholder rights;

•	alternatives to the Reorganization for each Fund; and

•	any potential benefits of the Reorganization to the Investment Advisor and its affiliates.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. Each Board considered the fees and Total Operating Expenses of its Fund (including estimated expenses of the Combined Fund after the Reorganization). For the period of 12 months ended January 31, 2025, the Reorganization is expected to result in a Total Expense Ratio for the Combined Fund that is lower than the Total Expense Ratio of each Fund. “Total Expenses” means a Fund’s total annual operating expenses. “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares.

The Boards noted that effective upon Closing, the Combined Fund will adopt the Discount Management program under which the Combined Fund will, beginning in 2026, intend to offer to purchase a minimum of 5% of its outstanding common shares, subject to the Board’s discretion, at a price equal to 98% of NAV per common share via annual tender offer if the Combined Fund’s common shares trade at an average daily discount to NAV of more than 10.00% during a measurement period beginning on January 1st and concluding on September 30th of each calendar year. Even if a tender offer is triggered under the Discount Management Program, there is no guarantee that Combined Fund shareholders will be able to sell all of the shares that they desire to sell in any particular tender offer and there can be no assurances as to the effect that the Discount Management Program will have on the market for the Combined Fund’s shares or the discount at which the Combined Fund’s shares may trade relative to its NAV.

Potential Effects of the Reorganization on Earnings and Distributions. The Boards noted that the Combined Fund’s net earnings yield on NAV for common shareholders following the Reorganization is expected to be potentially higher than the current net earnings yield on NAV for each Fund. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher earnings profile may potentially have a positive impact on such fund’s distribution level over time. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganization. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of completed Reorganization. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganization, will remain constant.

Potential Effects of the Reorganization on Premium/Discount to NAV of Common Shares. Each Board noted that the common shares of its Fund have historically traded at both a premium and a discount. As of July 31, 2025, the NAV per common share of the Target Fund was $9.50 and the market price per Common Share of the Target Fund was $8.86, representing a discount to NAV of -6.74% and the NAV per Common Share of the Acquiring Fund was $10.74 and the market price per Common Share of the Acquiring Fund was $10.36, representing a discount to NAV of -3.54%. The Board of the Target Fund noted that to the extent the Target Fund’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. The Board of the Target Fund also noted that to the extent the Target Fund’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund’s common shareholders may be negatively impacted if the Reorganization is consummated. The Board of the Acquiring Fund noted that Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund common shares improves. There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Reorganization. Upon consummation of the Reorganization, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganization, common shareholders of the Target Fund will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of each respective Fund prior to the Reorganization.

Potential Effects of the Reorganization on the Preferred Shares. As of the date of the enclosed Proxy Statement, the Target Fund and the Acquiring Fund each have VRDP Shares outstanding. As of July 31, 2025, the Target Fund had 760 Series W-7 VRDP Shares outstanding and the Acquiring Fund had 1,750 Series W-7 VRDP Shares outstanding. In connection with the Reorganization, the Acquiring Fund expects to issue 760 additional VRDP Shares to the Target Fund VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 2,510 VRDP Shares outstanding. The Board noted that, upon the Closing Date of the Reorganization, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganization if such dividends have not been paid prior to the Closing Date for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will be identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The VRDP Shares of the Target Fund have a mandatory redemption date of November 1, 2045, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of December 15, 2051. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. Neither of the Funds’ VRDP Shares are currently in a special rate period. See “Information About the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

The Board noted that none of the expenses of the Reorganization are expected to be borne by the VRDP Holders of the Funds.

Following the Reorganization, the VRDP Holders of each Fund will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more VRDP Shares outstanding than either Fund individually. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganization, VRDP Holders of the Combined Fund will hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganization.

Compatibility of Investment Objectives, Investment Strategies and Policies and Related Risks and Risk Profiles. Each Board noted that its Fund’s shareholders will remain invested in an exchange-listed, closed-end management investment company registered under the 1940 Act that will have substantially greater net assets and a similar investment objective, investment strategies, policies and restrictions. Each Fund also utilizes leverage in the form of VRDP Shares and TOBs. The risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Reorganization because of the similarities in the investment policies of each Fund.

Consistency of Portfolio Management and Portfolio Composition. Each Board noted that each Fund has the same investment adviser and that each Fund’s shareholders will benefit from the experience and expertise of the Combined Fund’s anticipated portfolio management team. Each of the Target Fund and the Acquiring Fund is managed by a team of investment professionals led by Kevin Maloney, CFA, Phillip Soccio, CFA, Walter O’Connor, CFA, Christian Romaglino, CFA, Michael Kalinoski, CFA, and Kristi Manidis. Following the Reorganization, it is expected that the Combined Fund will be managed by the same team of investment professionals as currently manage the Acquiring Fund. Each Board also considered the portfolio composition of its Fund and the impact of the Reorganization on the Fund’s portfolio. Each Board noted that it is not anticipated that there will be any significant disposition of the holdings in its Fund as a result of the Reorganization because of the similarities among the portfolio guidelines of the Funds. For additional information, please see “Comparison of the Funds’ Investments” and “Risk Factors and Special Considerations.”

Potential for Improved Secondary Market Trading for Common Shares. While it is not possible to predict trading levels at the time the Reorganization close, each Board considered that the Combined Fund may provide greater secondary market liquidity for its common shares as it would be larger than either Fund, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s common shareholders when purchasing or selling Combined Fund common shares. However, there can be no assurance that the Reorganization will result in such benefits or that the common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Reorganization. Upon consummation of the Reorganization, the secondary market liquidity, bid-ask spreads, and trade execution with respect to the Combined Fund’s common shares may deteriorate. Furthermore, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares.

Potential for Operating and Administrative Efficiencies. Each Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms. Each Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model, the elimination of complexities involved with having duplicative funds, easier product differentiation for shareholders (including shareholders of the Combined Fund) and reduced risk of operational, legal and financial errors.

Anticipated Tax-Free Reorganization. Each Board noted that it is anticipated that shareholders of its Fund will generally recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganization (except with respect to cash received in lieu of fractional common shares), as the Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganization, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganization or the Combined Fund built-in gains, if any, recognized after the Reorganization, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Capital Loss Carryforward Considerations. Each Board considered that capital loss carryforwards of the Combined Fund attributable to the Target fund will be subject to tax loss limitation rules by reason of the Target Fund undergoing an “ownership change” in the Reorganization. Each Board also noted that the Combined Fund’s capital loss carryforward loss as a percent of net assets is expected to be higher than the Target Fund’s capital loss carryforward loss as a percent of net assets, but lower than the Acquiring Fund’s capital loss carryforward loss as a percent of net assets. Each Board considered that the ability of its Fund to fully utilize its existing capital loss carryforwards depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

Potential Effects of the Reorganization on Undistributed Net Investment Income. If the Reorganization is approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income, if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former Target Fund shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash for a partial month post-Reorganization.

Persons who purchase common shares of either of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date. This would result in the Acquiring Fund issuing incrementally more common shares in the Reorganization since its NAV as of the Valuation Time would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Expected Costs of the Reorganization. Each Board considered the terms and conditions of the Reorganization Agreement, including the estimated costs associated with the Reorganization, and the allocation of such costs among the Funds. Each Board noted, however, that the Investment Advisor anticipated that the projected costs of the Reorganization may be recovered over time. Common shareholders of each Fund will indirectly bear a portion of the costs of the Reorganization. For the Target Fund, the expenses of the Reorganization are estimated to be approximately $365,000. For the Acquiring Fund, the expenses of the Reorganization are estimated to be approximately $513,000, of which the Investment Advisor will bear approximately $423,000. The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein. Each Board also noted that the VRDP Holders of the Funds are not expected to bear any of the costs of the Reorganization, while the common shareholders of the Funds will indirectly bear all or a portion of the costs of the Reorganization.

Terms of the Reorganization and Impact on Shareholders. Each Board noted that the aggregate NAV (not the market value) of the Acquiring Fund common shares that the Target Fund’s common shareholders will receive in the Reorganization is expected to equal the aggregate NAV (not the market value) of the Target Fund common shares that the Target Fund’s common shareholders owned immediately prior to the Closing Date. The aggregate NAV of each Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The NAV of the Target Fund’s common shares will not be diluted as a result of the

Reorganization. Fractional Acquiring Fund common shares will generally not be issued to the Target Fund common shareholders in connection with the Reorganization, and the Target Fund common shareholders should expect to receive cash in lieu of such fractional common shares.

Each Board further noted that holders of Target Fund VRDP Shares will receive the same number of Acquiring Fund VRDP Shares as the Target Fund VRDP Shares held by such VRDP Holders immediately prior to the Closing Date.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The VRDP Shares of the Target Fund have a mandatory redemption date of November 1, 2045, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of December 15, 2051. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. Neither of the Funds’ VRDP Shares are currently in a special rate period. See “Information About the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

Effect on Shareholder Rights. Each Board noted that the Target Fund is formed as a Delaware statutory trust and the Acquiring Fund is incorporated as a Maryland corporation. Each Board also noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Each Board also noted that the terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will have terms that are identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

Alternatives to the Reorganization. In reaching its decision to approve the Reorganization, the Board considered alternatives to the Reorganization, including continuing to operate each Fund as a separate Fund.

Potential Benefits to the Investment Advisor and its Affiliates. Each Board recognized that the Reorganization may result in some benefits and economies of scale for the Investment Advisor and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of the Target Fund as a separate fund in the BlackRock Fixed-Income Complex.

Each Board noted that, if the Reorganization is consummated, the annual contractual investment management fee rate of the Acquiring Fund will be 0.55% of the average daily Managed Assets of the Combined Fund. For purposes of calculating the Combined Fund’s contractual investment management fee, “Managed Assets” means the total assets of the Combined Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB trusts and the liquidation preference of any outstanding preferred shares).

Conclusion. Each Board, including the Independent Board Members, unanimously approved the Reorganization Agreement and the Issuance, as applicable, concluding that the Reorganization is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

If the Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of each of the Funds and its product line, recommend alternative proposals to the Board of the Fund.

TERMS OF THE REORGANIZATION AGREEMENT

The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Form of Agreement and Plan of Reorganization attached as Appendix A to this Proxy Statement/.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date of the Reorganization (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per Common Share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern time) at the Valuation Time. For the purpose of determining the NAV of a Common Share of each Fund, the value of the securities held by such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Advisor, will accrue at the Valuation Time.

Dividends will accumulate on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date. The Target Fund VRDP Holders will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target fund VRDP Share up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to Closing Date), for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares will be Series W-7 VRDP Shares of the Acquiring Fund. No fractional Acquiring Fund VRDP Shares will be issued.

The first dividend period for the Acquiring Fund VRDP Shares to be issued in the Reorganization will commence on the Closing Date and end on the day immediately preceding the first dividend payment date for such VRDP Shares, which will be the first business day of the month following the month in which the Closing Date occurs.

Amendments and Conditions

The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Reorganization Agreement and approval of the Reorganization, no amendment or modification may be made which by law requires further approval by shareholders without such further approval. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreement by the shareholders of the Target Fund and the VRDP Holders of the Acquiring Fund, certain third-party consents, the approval of the Issuance by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

If the Reorganization is not consummated, then each Fund would continue to exist and operate on a standalone basis.

Postponement; Termination

Under the Reorganization Agreement, the Board of any Fund that is a party to the Reorganization Agreement may cause the related Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. The Reorganization Agreement may be terminated, and the related Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds involved in the Reorganization) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of such Funds and (ii) by the Board of either such Fund if any condition to that Fund’s obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

Book-Entry Interests

The Acquiring Fund will issue to Target Fund VRDP Holders book-entry interests for the Acquiring Fund VRDP Shares registered in the name of such Target Fund VRDP Holders on a one-for-one basis for each holder’s holdings of Target Fund VRDP Shares. The Fund’s VRDP Shares were or will be issued in book-entry form as global securities, and such global securities were deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities are held only through DTC and any of its participants.

The Acquiring Fund will issue to Target Fund common shareholders book-entry interests and cash in lieu of fractional shares, if applicable, for the Acquiring Fund common shares registered in the name of such shareholders on the basis of each shareholder’s proportionate interest in the aggregate net asset value of Target Fund common shares, respectively.

Expenses of the Reorganization

Each Fund will bear expenses incurred in connection with the Reorganization. The expenses incurred in connection with the Reorganization include but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreement, the registration statement on Form N-14 and this Proxy Statement to preferred shareholders, the printing and distribution of the joint proxy statement/prospectus delivered to common shareholders, this Proxy Statement delivered to preferred shareholders and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Reorganization, including fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the VRDP Shares, legal fees incurred in connection with amending the transaction documents for the VRDP Shares, which may include the legal fees of counterparties and service providers to the extent applicable, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, rating agency fees associate with the ratings of the preferred shares in connection with the Reorganization, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganization.

Common shareholders of each Fund will indirectly bear a portion of the costs of the Reorganization. For the Target Fund, the expenses of the Reorganization are estimated to be approximately $365,000. For the Acquiring Fund, the expenses of the Reorganization are estimated to be approximately $513,000, of which the Investment Advisor will bear approximately $423,000. The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein. Each Board also noted that the VRDP Holders of the Funds are not expected to bear any of the costs of the Reorganization, while the common shareholders of the Funds will indirectly bear all or a portion of the costs of the Reorganization.

Neither the Funds nor the Investment Advisor will pay any direct expenses of shareholders arising out of or in connection with the Reorganization (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganization or other action taken by the shareholder in connection with the Reorganization). The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein.

APPRAISAL RIGHTS

Under the Target Fund’s Amended and Restated Agreement and Declaration of Trust and Delaware law, shareholders are not entitled to appraisal rights or dissenters’ rights.

Under Maryland law, stockholders are entitled to demand the fair value of their shares from the successor entity in connection with a reorganization except where any exceptions apply, which exceptions include if any shares of the class or series are listed on a national securities exchange, such as the common shares of the Target Fund and the Acquiring Fund, on the Record Date. No exception exists for the VRDP Shares and therefore the VRDP Holders of the Target Fund are entitled to demand the fair value of their VRDP Shares from the Acquiring Fund.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

The following is a general summary of the U.S. federal income tax consequences of the Reorganization to the U.S holders of the Target Fund common shares. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares or VRDP Shares of the Target Fund as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Reorganization that each Fund receives an opinion from Willkie, dated as of the Closing Date, regarding the characterization of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Willkie will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie will also rely upon certain representations of the management of each Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•	No gain or loss will be recognized by a Fund by reason of the Reorganization.

•

No gain or loss will be recognized by a shareholder of the Target Fund who exchanges, as the case may be, all of its common shares solely for Acquiring Fund common shares or all of its Target Fund VRDP Shares solely for Acquiring Fund VRDP Shares pursuant to the Reorganization (except with respect to cash received in lieu of a fractional Acquiring Fund common share, as discussed below).

•

The aggregate tax basis of Acquiring Fund common shares received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shareholder’s Target Fund common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund common share for which cash is received).

•

The holding period of Acquiring Fund common shares received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the shareholder’s common shares surrendered in exchange therefor.

•

A shareholder of the Target Fund that receives cash in lieu of a fractional Acquiring Fund common share in connection with the Reorganization will be treated as having received cash in exchange for such fractional Acquiring Fund common share. A Target Fund shareholder that receives cash in lieu of a fractional Acquiring Fund common share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund common share and Target Fund shareholder’s tax basis in Target Fund common shares allocable to the fractional Acquiring Fund common share. The capital gain or loss will be a long-term capital gain or loss if the Target Fund shareholder’s holding period for Target Fund common shares is more than one year as of the date the Reorganization is consummated.

•

The Acquiring Fund’s tax basis in the Target Fund’s assets received by the Acquiring Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Closing Date, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Target Fund.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

Neither Fund intends to sell any assets in connection with the Reorganization other than in the ordinary course of business. If, however, assets of the Target Fund were to be sold in connection with the Reorganization, or if such assets were required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of certain assets in the Reorganization, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to Target Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or after the date of the Reorganization, and such distributions will be taxable to Target Fund shareholders.

Prior to the Closing Date, each Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Fund all of the Fund’s (i) investment company income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, (ii) net capital gains, if any, through the Closing Date, and (iii) net tax-exempt interest income, if any, through the Closing Date. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of the Target Fund, which are expected to be subject to tax loss limitation rules because the Target Fund will undergo an “ownership change” for U.S. federal income tax purposes. Because the Target Fund will undergo an “ownership change,” the Code will generally limit the amount of pre-ownership change losses of the Target Fund that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of the Target Fund, with certain adjustments, immediately prior to the Reorganization and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to the Target Fund or the Acquiring Fund may be subject to tax loss limitation rules to the extent outlined above, it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of the Target Fund’s or the Acquiring Fund’s capital loss carryforward as compared with what each Fund’s utilization of its own capital loss carryforward would be without the Reorganization. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law, and is, therefore, highly uncertain. As of July 31, 2025, the Funds’ unused capital loss carryforwards, which have no expiration date and may be carried forward indefinitely, are estimated to be approximately as follows:

Capital Loss Carryforward Amount

Target Fund (BTA)	Acquiring Fund (MUA)
$13,422,767	$47,865,532

Due to the operation of these tax loss limitation rules, it is possible that shareholders of the Target Fu or the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganization. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short term or as favorably taxed capital gain dividends if such capital gains are long term. The actual financial effect of the loss limitation rules on a shareholder of the Target Fund whose losses are subject to the loss limitation rules would depend on many variables, including the Target Fund’s expected growth rate if the Reorganization were not to occur (i.e., whether, in the absence of the Reorganization, the Target Fund would generate sufficient capital gains against which to utilize its capital loss carryforwards (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the Reorganization occurred), the timing and amount of future capital gains recognized by the Combined Fund if the Reorganization was to occur, and the timing of a historic Target Fund shareholder’s disposition of its Shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

For five years beginning on the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

PROPOSAL 2—ISSUANCE OF ACQUIRING FUND COMMON SHARES

In connection with the proposed Reorganization described under “Proposal 1: Reorganization of the Funds,” the common shareholders and the VRDP Holders of the Acquiring Fund are being asked to approve the issuance of additional Acquiring Fund common shares.

Please see “Information about the Common Shares of the Funds” for information about the Funds’ common shares.

In the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange solely for newly issued common shares, with a par value of $0.10 per share, and newly issued Acquiring Fund VRDP Shares, with a par value of $0.10 per share and liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganization if such dividends have not been paid prior to the Closing Date). The Acquiring Fund will list the newly issued common shares on the NYSE. The Target Fund will distribute Acquiring Fund Shares received by it pro rata to MYJ shareholders (although cash may be paid in lieu of any fractional common shares). The newly-issued Acquiring Fund Shares will be issued in the form of book-entry interests. Such distribution of Acquiring Fund Shares to Target Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the shareholders of the Target Fund and transferring to those shareholder accounts Acquiring Fund Shares.

The Acquiring Fund will continue to operate after the Reorganization as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Proxy Statement. As a result of the Reorganization, however, a shareholder of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than such shareholder did in any of the individual Funds before the Reorganization.

If the Issuance with respect to the Reorganization is not approved, the Investment Advisor may, in connection with the ongoing management of that Fund and its product line, recommend alternative proposals to the Board of that Fund.

The Board of the Acquiring Fund recommends that the Acquiring Fund VRDP Holders vote “FOR” the Issuance at the Special Meeting.

The affirmative vote of the holders of a majority of the votes entitled to be cast by holders of the Acquiring Fund common shares and Acquiring Fund VRDP Shares present at the Special Meeting or represented by proxy, voting together as a single class, is required to approve the Issuance. For additional information regarding voting requirements, see “Vote Required and Manner of Voting Proxies.”

Subject to the requisite approval of the shareholders of each Fund with respect to the Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity provider with respect to the outstanding VRDP Shares, it is expected that the Closing Date of the Reorganization will be sometime during the fourth quarter of 2025, but it may be at a different time as described herein.

INFORMATION ABOUT THE PREFERRED SHARES OF THE FUNDS

The Target Fund’s Amended and Restated Agreement and Declaration of Trust authorizes the issuance of unlimited shares of common shares with a par value of $0.001 per share, and an unlimited number of preferred shares, with a par value of $0.001 per share. The Acquiring Fund’s charter authorizes the issuance of 200,000,000 shares with a par value of $0.10 per share, of which 1,750 are classified as VRDP Shares. The Board of the Acquiring Fund is authorized, however, to reclassify any unissued shares of common stock into one or more additional or other classes or series of stock without the approval of its common shareholders.

Assuming the Reorganization is approved by shareholders, upon the Closing Date of the Reorganization, Target Fund VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganization if such dividends have not been paid prior to the Closing Date), for each Target Fund VRDP Share held by the Target Fund VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares may be of the same series as the Acquiring Fund’s Series W-7 VRDP Shares or a substantially identical series. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization will be identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganization will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding Target Fund VRDP Shares, with certain differences. The VRDP Shares of the Target Fund have a mandatory redemption date of November 1, 2045, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of December 15, 2051. A Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for such Fund’s VRDP Shares. During a special rate period, a Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for such Fund’s VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. Neither of the Funds’ VRDP Shares are currently in a special rate period.

In connection with the Reorganization, the Acquiring Fund expects to issue 760 additional VRDP Shares to Target Fund VRDP Holders. Following the completion of the Reorganization, the Combined Fund is expected to have 2,510 VRDP Shares outstanding. As a result of the Reorganization, the Acquiring Fund’s Articles Supplementary will be amended to authorize an additional 760 VRDP Shares. A form of such amendment is attached as Appendix C.

Set forth below is information about each Fund’s issued and outstanding preferred shares as of July 31, 2025.

Fund	Title of Class	Amount Authorized	Amount Authorized Under Each Series	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column	Issue Date	Mandatory Redemption Date
Target Fund (BTA)	VRDP Shares	Unlimited	Series W-7 – Unlimited	0	760	10/29/15	November 1, 2045
Acquiring Fund (MUA)	VRDP Shares	1,750	Series W-7 – 1,750	0	1,750	12/15/21	December 15, 2051

The outstanding preferred shares of each Fund are fully paid and non-assessable and have no preemptive or cumulative voting rights.

Below is a table that details, as of July 31, 2025, (i) each Fund’s current leverage attributable to preferred shares as a percentage of its total net assets, and (ii) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming the Reorganization was consummated as of July 31, 2025.

Fund	Title of Class	Shares Outstanding	Liquidation Preference Per Share	Aggregate Liquidation Preference	Total Managed Assets	As Percentage of Net Assets
Target Fund (BTA)	VRDP Shares	760	$100,000	$76,000,000	$210,672,375	59.52%
Acquiring Fund (MUA)	VRDP Shares	1,750	$100,000	$175,000,000	$606,936,613	42.33%
Pro forma Combined Fund (BTA into MUA)	VRDP Shares	2,510	$100,000	$251,000,000	$817,608,988	46.39%

The VRDP Shares were offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act.

The annualized dividend rates for the preferred shares for each Fund for the twelve-month period ended January 31, 2025 were as follows:

Fund	Rate
Target Fund (BTA)	4.03%
Acquiring Fund (MUA)	3.63%

The Board of each Fund has authorized the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares on one or more occasions between April 1, 2025 and October 1, 2025. Any such redemption is not related to the Reorganization or contingent on shareholder approval of the Reorganization. The timing and amount of any redemption of a Fund’s currently outstanding VRDP Shares would depend on a number of factors, including, among others, the desired mix of leverage from preferred shares versus TOBs, yield levels and borrowing costs.

Description of the VRDP Shares of Each Fund

Each Fund’s VRDP Shares have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by BofA, acting as liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events (each, a “Liquidity Facility”). Each Fund entered into a fee agreement with the applicable liquidity provider (each, a “Fee Agreement”) in connection with the Fund’s Liquidity Facility that requires a per annum liquidity fee payable to the liquidity provider. The Fee Agreement between each Fund and the applicable liquidity provider is scheduled to expire, unless renewed or terminated in advance, as follows:

Fund	Expiration Date of Fee Agreement
Target Fund (BTA)	November 29, 2025
Acquiring Fund (MUA)	April 28, 2026

Each Liquidity Facility requires the liquidity provider to purchase all VRDP Shares tendered for sale that were not successfully remarketed. Each Fund is required to redeem the Fund’s VRDP Shares owned by the applicable liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, a Fund is required to segregate liquid assets to fund the redemption.

In the event the VRDP Shares Purchase Agreement (the “Purchase Agreement”) for a Fund is not renewed, and the Fund does not arrange for a Purchase Agreement with an alternate liquidity provider, the Fund’s VRDP Shares will be subject to mandatory purchase by the applicable liquidity provider prior to the termination of the Purchase Agreement. There is no assurance that a Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Except during a special rate period (as described below), VRDP Holders have the right to give notice on any business day to tender the VRDP Shares for remarketing in seven days, the VRDP Shares are subject to a mandatory tender for remarketing upon the occurrence of certain events, and should a remarketing be unsuccessful, the dividend rate for such VRDP Shares will reset to a maximum rate as defined in the governing documents of the VRDP Shares. Each Fund’s VRDP Shares are also subject to certain restrictions on transfer outside of the remarketing process. Except during a special rate period, a Fund may incur remarketing fees at the annual rate set forth below:

Fund	Remarketing Agent Fee
Target Fund (BTA)	0.10% times $100,000 per outstanding VRDP Share
Acquiring Fund (MUA)	0.10% times $100,000 per outstanding VRDP Share

Six months prior to the mandatory redemption date, each Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each Fund is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, each Fund’s VRDP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VRDP Share is equal to the liquidation value per VRDP Share plus any outstanding unpaid dividends.

Except during a special rate period, dividends on each Fund’s VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. The maximum rate of the VRDP Shares will not exceed an annual rate of 15% for each Fund, exclusive of any applicable gross-up payments or increased dividend payment relating to the inclusion in any dividend of net capital gains or ordinary income taxable for regular U.S. federal income tax purposes.

As of July 31, 2025, the VRDP Shares of each Fund were assigned a long-term rating of Aa2. The short-term ratings of each Fund’s VRDP Shares are P-1 with Moody’s and A-1 with S&P.

The short-term ratings on a Fund’s VRDP Shares are directly related to the short-term ratings of the liquidity provider for the Fund’s VRDP Shares. Changes in the credit quality of the applicable liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares. Except during a special rate period, a change in the short-term credit rating of the applicable liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such VRDP Shares, although the dividend rate paid on the VRDP Shares is not directly related to the short-term rating. The liquidity provider to a Fund’s VRDP Shares may be terminated prior to the scheduled termination date if such liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Each Fund’s VRDP Shares are senior in priority to the Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of such Fund. Each Fund’s VRDP Shares will rank on parity with other preferred shares of the Fund as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The 1940 Act prohibits the declaration of any dividend on a Fund’s common shares or the repurchase of the Fund’s common shares if the Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding VRDP Shares. In addition, pursuant to the governing instruments of each Fund’s VRDP Shares, the Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the VRDP Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the VRDP Shares, redeem any VRDP Shares required to be redeemed under the VRDP Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the VRDP Shares.

Each Fund’s VRDP Holders have voting rights equal to the Fund’s common shareholders (one vote per Share) and will vote together with such common shareholders (one vote per Share) as a single class. However, each Fund’s VRDP Holders, voting as a separate class, are also entitled to elect two Board Members for the Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of a 1940 Act Majority of the VRDP Holders of a Fund, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the VRDP Shares of the Fund, (b) change the Fund’s sub-classification as a closed-end management investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The annualized dividend rates of each Fund’s VRDP Shares as of each Fund for the twelve-month period ended January 31, 2025 were as follows:

Fund	Rate
Target Fund (BTA)	4.03%
Acquiring Fund (MUA)	3.63%

Under MUA’s Fee Agreement, to the extent the liquidity provider together with certain affiliates individually or in the aggregate own at least 20% of the outstanding VRDP Shares and the Fund has not failed to pay dividends on the VRDP Shares for two years, the liquidity provider agreed to enter into and maintain a voting trust agreement and convey into the voting trust the right to vote all of its VRDP Shares owned by it or such affiliates, with respect to: (i) the election of the two members of the Board for which VRDP Holders are entitled to vote under the 1940 Act and all other rights given to VRDP Holders with respect to the election of the Board; (ii) the conversion of the Fund from a closed-end management investment company to an open-end fund, or to change the Fund’s classification from diversified to non-diversified; (iii) the deviation from a policy in respect of concentration of investments in any particular industry or group of industries as recited in the Fund’s registration statement; and (iv) borrowing money, issuing senior securities, underwriting securities issued by other persons, purchasing or selling real estate or commodities or making loans to other persons other than in accordance with the recitals of policy with respect thereto in the Fund’s registration statement.

Under the Target Fund’s Fee Agreement, to the extent the liquidity provider together with certain affiliates individually or in the aggregate own at least 20% of the outstanding VRDP Shares and the Fund has not failed to pay dividends on the VRDP Shares for two years, the liquidity provider agreed to enter into and maintain a voting trust agreement and convey into the voting trust the right to vote all of its VRDP Shares owned by it or such affiliates, with respect to: (i) the election of the two members of the Board for which VRDP Holders are entitled to vote under the 1940 Act and all other rights given to VRDP Holders with respect to the election of the Board; (ii) the conversion of the Fund from a closed-end management investment company to an open-end fund, or to change the Fund’s classification from diversified to non-diversified; (iii) the deviation from a policy in respect of concentration of investments in any particular industry or group of industries as recited in the Fund’s registration statement; and (iv) borrowing money, issuing senior securities, underwriting securities issued by other persons, purchasing or selling real estate or commodities or making loans to other persons other than in accordance with the recitals of policy with respect thereto in the Fund’s registration statement.

If the VRDP Shares are in a special rate period and the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors. There is no assurance that the VRDP Shares will be remarketed or purchased by investors after the termination of a special rate period. If the VRDP Shares are not remarketed or purchased, then a failed remarketing will occur. As described above, in the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to the maximum rate and the VRDP Shares that have not been remarketed are required to be purchased by the liquidity provider and subject to redemption by the applicable Fund after six months of continuous, unsuccessful remarketing.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

Because of their similar investment objectives and investment strategies, each Fund is subject to similar investment risks associated with an investment in common shares of the relevant Fund. With respect to the differences in risks, those risks of the Target Fund that are not shared with the Acquiring Fund are generally a result of differences in the Funds’ principal investment strategies described above under “Summary—Investment Objective and Policies.”

The Combined Fund will be managed in accordance with the same investment objective and investment strategies and policies, and subject to the same risks, as the Acquiring Fund. The Funds have similar investment objectives, investment strategies, policies and restrictions and are subject to similar investment risks.

Each Fund utilizes leverage through the issuance of VRDP Shares and TOBs. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” The Acquiring Fund is expected to continue to leverage its assets through the use of VRDP Shares and TOBs after the Closing Date of the Reorganization. Please see “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; pandemics, epidemics and other global health events; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments.

The Combined Fund will be managed in accordance with the same investment objective, investment strategies and investment policies, and subject to the same risks, as the Acquiring Fund. Risk is inherent in all investing. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments.

General Risks of Investing in the Acquiring Fund

Fixed-Income Securities Risks. Fixed-income securities in which the Acquiring Fund may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Acquiring Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve raised and maintained higher interest rates as part of its efforts to address rising inflation. In September and December 2024, the Federal Reserve lowered the federal funds rate and may announce additional rate cuts in the near future. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Acquiring Fund’s performance. There is a risk that a rise in interest rates will likely drive down prices of bonds and other fixed-income securities. The magnitude of these price reductions in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Acquiring Fund’s investments will not affect interest income derived from instruments already owned by the Acquiring Fund, but will be reflected in the Acquiring Fund’s NAV. The Acquiring Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Acquiring Fund’s management. To the extent the Acquiring Fund invests in debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Acquiring Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Acquiring Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Acquiring Fund’s use of leverage will tend to increase the Acquiring Fund’s interest rate risk. The Acquiring Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed-income securities held by the Acquiring Fund and decreasing the Acquiring Fund’s exposure to interest rate risk. The Acquiring Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Acquiring Fund to reduce interest rate risk will be successful or that any hedges that the Acquiring Fund may establish will perfectly correlate with movements in interest rates.

The Acquiring Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Acquiring Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality.

Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed-income securities in the Acquiring Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Acquiring Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. In addition, to the extent the Acquiring Fund uses credit derivatives to sell credit protection to its counterparty, such use will expose it to additional risk of the occurrence of a credit event in respect of the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. If rating agencies lower their ratings of municipal securities in the Acquiring Fund’s portfolio, the value of those securities could decline. Because a significant source of income for the Acquiring Fund is the interest and principal payments on the municipal securities in which it invests, any default by an issuer of a municipal security could have a negative impact on the Acquiring Fund’s ability to pay dividends on shares then outstanding.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Acquiring Fund to reinvest in lower yielding securities, resulting in a possible decline in the Acquiring Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (i.e., “call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Acquiring Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if the Acquiring Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Acquiring Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Investment Advisor may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all factors that the Investment Advisor deems relevant. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in NAV that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. For example, a duration of five years means that a 1% decrease in interest rates will increase the NAV of the portfolio by approximately 5%; if interest rates increase by 1%, the NAV will decrease by 5%. However, in a managed portfolio of fixed-income securities having differing interest or dividend rates or payment schedules, maturities, redemption provisions, call or prepayment provisions and credit qualities, actual price changes in response to changes in interest rates may differ significantly from a duration-based estimate at any given time. Actual price movements experienced by a portfolio of fixed-income securities will be affected by how interest rates move (i.e., changes in the relationship of long-term interest rates to short-term interest rates and in the relationship of interest rates for highly rated securities and rates for below investment grade securities), the magnitude of any move in interest rates, actual and anticipated prepayments of principal through call or redemption features, the extension of maturities through restructuring, the sale of securities for portfolio management purposes, the reinvestment of proceeds from prepayments on and from sales of securities, and credit quality-related considerations whether associated with financing costs to lower credit quality borrowers or otherwise, as well as other factors. Accordingly, while duration maybe a useful tool to estimate potential price movements in relation to changes in interest rates, investors are cautioned that duration alone will not predict actual changes in the net asset or market value of the Acquiring Fund’s shares and that actual price movements in the Acquiring Fund’s portfolio may differ significantly from duration-based estimates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Acquiring Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Acquiring Fund may incur costs in seeking to adjust the portfolio’s average duration or maturity. There can be no assurances that the Investment Advisor’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time.

Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

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Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

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Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

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Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Acquiring Fund may lose money.

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Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

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Tax-exempt Status Risk — The Acquiring Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of certain derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Acquiring Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Acquiring Fund and its shareholders to substantial tax liabilities.

Municipal Securities Market Risk. Economic exposure to the municipal securities market involves certain risks. The Acquiring Fund’s economic exposure to municipal securities includes municipal securities in the Acquiring Fund’s portfolio and municipal securities to which the Acquiring Fund is exposed through the ownership of TOB Residuals. The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital. Most municipal securities will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal securities to which the Acquiring Fund is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Acquiring Fund may therefore be more dependent on the analytical abilities of the Investment Advisor than would be a fund investing solely in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade securities to which the Acquiring Fund may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Acquiring Fund’s ability to sell such securities at attractive prices or at prices approximating those at which the Acquiring Fund currently values them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. This stress may be significantly exacerbated by the coronavirus pandemic. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to registered investment companies (“RICs”).

Risk Factors and Special Considerations Relating to Municipal Securities. The risks and special considerations involved in investment in municipal securities vary with the types of instruments being acquired. Certain instruments in which the Acquiring Fund may invest may be characterized as derivative instruments. See “The Acquiring Fund’s Investments—Description of Municipal Bonds” and “The Acquiring Fund’s Investments—Strategic Transactions and Other Management Techniques—Financial Futures Transactions and Options.”

The value of municipal securities generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of municipal securities or the rights of municipal security holders in the event of a bankruptcy. Municipal bankruptcies are rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to municipal security issuers could produce varying results among the states or among municipal security issuers within a state. These uncertainties could have a significant impact on the prices of the municipal securities in which the Acquiring Fund invests.

Taxability Risk. The Acquiring Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Acquiring Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the

Acquiring Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Acquiring Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Acquiring Fund agrees to enter into such an agreement, the Acquiring Fund’s yield could be adversely affected. Further, shareholders at the time the Acquiring Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Acquiring Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Acquiring Fund.

Insurance Risk. The Acquiring Fund may purchase municipal securities that are secured by insurance or may purchase insurance for municipal securities it owns. Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. Insurance is expected to protect the Fund against losses caused by a municipal security issuer’s failure to make interest and principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a municipal security’s value. Also, the Acquiring Fund cannot be certain that any insurance company will make the payments it guarantees. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The Acquiring Fund may lose money on its investment if the insurance company does not make payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Below Investment Grade Securities Risk. Subject to its investment policies, the Acquiring Fund may invest in securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below by Moody’s, S&P or Fitch, or judged to be of comparable quality by the Investment Advisor), which are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. See “—Risk Associated with Recent Market Events.”

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund’s NAV.

The prices of fixed-income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the current low rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. As rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Fund invests in rated securities.

Repurchase Agreements Risk. Subject to its investment objective and policies, the Acquiring Fund may enter into repurchase agreements. Repurchase agreements typically involve the acquisition by the Acquiring Fund of fixed-income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Acquiring Fund will sell the securities back to the institution at a fixed time in the future. The Acquiring Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Acquiring Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Acquiring Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed-income securities, the Acquiring Fund follows procedures approved by the Board that are designed to minimize such risks. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Acquiring Fund generally will seek to liquidate such collateral. However, the exercise of the Acquiring Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Acquiring Fund could suffer a loss.

Strategic Transactions and Derivatives Risk. The Acquiring Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”) for duration management and other investment and risk management purposes, including to attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Acquiring Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Fund’s costs associated with any leverage strategy that it may employ. The use of Strategic Transactions to enhance current income may be speculative.

Strategic Transactions involve risks. The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Acquiring Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Acquiring Fund to the potential of greater losses. Furthermore, the Acquiring Fund’s ability to successfully use Strategic Transactions depends on the Investment Advisor’s ability to predict pertinent asset prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes.

Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the Commodity Futures Trading Commission (“CFTC”). The CFTC and federal banking regulators also have imposed margin requirements on non-cleared OTC derivatives, and the SEC’s non-cleared margin requirements for security-based swaps became effective on November 1, 2021. Applicable margin requirements may increase the overall costs for the Acquiring Fund.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price that the same dealers would actually be willing to pay for such derivative should the Acquiring Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Acquiring Fund’s NAV and may materially adversely affect the Acquiring Fund in situations in which the Acquiring Fund is required to sell derivative instruments.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Acquiring Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Acquiring Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Future regulatory developments may impact the Acquiring Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. The Investment Advisor cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Acquiring Fund to use swaps or any other financial derivatives product, and there can be no assurance that any new governmental regulation will not adversely affect the Acquiring Fund’s ability to achieve its investment objective.

Leverage Risk. The Acquiring Fund currently utilizes leverage through the issuance of VRDP Shares and investments in TOB Residuals (see “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk” and “The Acquiring Fund’s Investments—Investment Objective and Policies—Leverage—Tender Option Bond Transactions”). The Acquiring Fund may enter into derivative instruments, including investments in TOB Residuals, with leverage embedded in them. See “Risk Factors and Special Considerations—General Risks of Investing in the Fund—Strategic Transactions and Derivatives Risk.” Under Rule 18f-4 under the 1940 Act, among other things, the Acquiring Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The use of leverage may cause the Acquiring Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of 1940 Act and the rules thereunder.

Certain types of leverage used by the Acquiring Fund may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the VRDP Shares issued by the Acquiring Fund, or the governing instrument for the Acquiring Fund VRDP Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objective and policies.

While there are any preferred shares of the Acquiring Fund outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid and (ii) the value of the Acquiring Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Acquiring Fund, is at least 200% (as required by the 1940 Act) of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). This limitation on the Acquiring Fund’s ability to make distributions on its common shares could in certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund may, however, to the extent possible, purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Acquiring Fund’s status as a regulated investment company under the Code.

The Acquiring Fund may invest in the securities of other investment companies. Such investment companies may also be leveraged, and will therefore be subject to the leverage risks described above.

Tender Option Bond Risk. The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund may invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. There is no assurance that the Acquiring Fund’s strategy of using TOB Residuals to leverage its assets, if employed, will be successful.

TOB Residuals represent beneficial interests in a special purpose trust formed for the purpose of holding municipal bonds contributed by one or more funds (a “TOB Trust”). A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement provided by a third party bank or other financial institution (the “TOBs Liquidity Provider”) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust after payment of TOB Trust expenses and interest on the TOB Floaters. As result, distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on the TOB Residuals paid to the Acquiring Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of TOB Floaters sold by the TOB Trust relative to the amount of the TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to the TOB Residuals, the more volatile the distributions on the TOB Residuals will be. Short-term interest rates have been at historic lows in recent years, but have begun to increase and are generally expected to continue to do so in the current market environment.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

If the income and gains earned on municipal securities owned by a TOB Trust that issues TOB Residuals to the Acquiring Fund are greater than the payments due on the TOB Floaters issued by the TOB Trust, the Acquiring Fund’s returns will be greater than if it had not invested in the TOB Residuals.

Although the Acquiring Fund generally would unwind a TOB transaction rather than try to sell a TOB Residual, if it did try to sell a TOB Residual, its ability to do so would depend on the liquidity of the TOB Residual. TOB Residuals have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in the TOB Trust. The market price of TOB Residuals is more volatile than the underlying municipal bonds due to leverage.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of termination events, as defined in the TOB Trust agreements, including if TOB Floaters that are tendered to the TOBs Liquidity Provider cannot be remarketed. Attempts to remarket tendered securities often failed during volatile market conditions in the past. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Acquiring Fund) whereas in other termination events, the TOB Floater and TOB Residual holders would be paid pro rata. If the proceeds upon liquidation of a TOB Trust, net of payment of fees, are less than the aggregate amount the TOB Residual and TOB Floater holders invested in the TOB Trust, the Fund as a TOB Residual holder will realize a loss on its investment, particularly if the TOB Floater holders are paid before the TOB Residual holders. The risk of such a loss may be greater during volatile market conditions when it may be difficult to sell the bonds held by a TOB Trust.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall.

The Acquiring Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to the rules governing TOB Trusts may adversely impact the municipal market and the Acquiring Fund, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB market and the overall municipal market is not yet certain.

Please see “The Acquiring Fund’s Investments—Leverage—Tender Option Bond Transactions” for additional information.

Restricted and Illiquid Investments Risk: The Acquiring Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Acquiring Fund may not be able to readily dispose of such investments at prices that approximate those at which the Acquiring Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Acquiring Fund’s NAV and ability to make dividend distributions. The financial markets have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. For example, Rule 144A under the Securities Act provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers, such as the Acquiring Fund. However, an insufficient number of qualified institutional buyers interested in purchasing the Rule 144A-eligible securities that the Acquiring Fund holds could affect adversely the marketability of certain Rule 144A securities, and the Acquiring Fund might be unable to dispose of such securities promptly or at reasonable prices. When registration is required to sell a security, the Acquiring Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Acquiring Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Acquiring Fund might obtain a less favorable price than the price that prevailed when the Acquiring Fund decided to sell. The Acquiring Fund may be unable to sell restricted and other illiquid investments at opportune times or prices.

Market and Selection Risk. Market risk is the possibility that the market values of securities and other assets owned by the Acquiring Fund will decline. There is a risk that equity and/or bond markets will go down in value, including the possibility that such markets will go down sharply and unpredictably.

Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Acquiring Fund and its investments. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

The prices of fixed-income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed-income securities with longer maturities. Market risk is often greater among certain types of fixed-income securities, such as zero coupon bonds that do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Acquiring Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement, which may adversely affect the prices or yields of the securities being purchased. The greater the Acquiring Fund’s outstanding commitments for these securities, the greater the Fund’s exposure to market price fluctuations.

Selection risk is the risk that the securities that the Fund’s management selects will underperform the equity and/or bond market, the market relevant indices or other funds with similar investment objectives and investment strategies.

Shareholder Activism Risk. Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Acquiring Fund consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Acquiring Fund’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Acquiring Fund’s Board, or to seek other actions such as a termination of the Acquiring Fund’s investment advisory contract with its current investment manager or commencing litigation. If the Acquiring Fund becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Acquiring Fund may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Acquiring Fund. Further, the Acquiring Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

Other Risks

Alternative Minimum Tax and Capital Gain Tax Risk. The Acquiring Fund expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income. There is no limit on the portion of the Acquiring Fund’s assets that may be invested in municipal securities the income from which would be subject to the alternative minimum tax. Exempt interest dividends also are likely to be subject to state and local income taxes. Distributions of any capital gain or other taxable income will be taxable to shareholders.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Acquiring Fund, a rated security may cease to be rated. The Investment Advisor will consider such an event in determining whether the Acquiring Fund should continue to hold the security.

Unrated Securities Risk. Because the Acquiring Fund may purchase securities that are not rated by any rating organization, the Investment Advisor may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Acquiring Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Acquiring Fund invests in unrated securities, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Zero-Coupon Securities Risk. Zero-coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero-coupon security is entitled to receive the par value of the security.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero-coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero-coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero-coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Variable Rate Demand Obligations Risk. VRDOs are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Acquiring Fund may lose money.

Indexed and Inverse Securities Risk. Investments in inverse floaters, residual interest TOBs and similar instruments expose the Acquiring Fund to the same risks as investments in fixed-income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest TOBs and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest TOBs and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest TOBs and similar instruments that have fixed-income securities underlying them will expose the Acquiring Fund to the risks associated with those fixed-income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed-income securities.

Investment Companies and ETFs Risk. The Acquiring Fund may invest in other investment companies, including ETFs or business development companies (“BDCs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies may differ from their NAV. As an investor in investment companies, including ETFs or BDCs, the Acquiring Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Investment Advisor through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies, including ETFs or BDCs (to the extent not offset by the Investment Advisor through waivers).

The securities of other investment companies, including ETFs or BDCs, in which the Acquiring Fund may invest may be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies, including ETFs or BDCs, that use leverage may expose the Acquiring Fund to higher volatility in the market value of such securities and the possibility that the Acquiring Fund’s long-term returns on such securities will be diminished.

The portfolios of ETFs are generally not actively managed and may be affected by a general decline in market segments relating to its index. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

U.S. Government Securities Risk. U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed-income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate.

When-Issued, Forward Commitment and Delayed Delivery Transactions Risk. The Acquiring Fund may purchase securities on a when-issued basis (including on a forward commitment or “TBA” (to be announced) basis) and may purchase or sell securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Acquiring Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Acquiring Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Acquiring Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Swaps Risk. Swaps are a type of derivative. Swap agreements involve the risk that the party with which the Acquiring Fund has entered into the swap will default on its obligation to pay the Acquiring Fund and the risk that the Acquiring Fund will not be able to meet its obligations to pay the other party to the agreement. To seek to hedge the value of the Acquiring Fund’s portfolio, to hedge against increases in the Acquiring Fund’s cost associated with interest payments on any outstanding borrowings or to increase the Acquiring Fund’s return, the Acquiring Fund may enter into swaps, including interest rate swap, total return swap (sometimes referred to as a “contract for difference”) and/or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect Acquiring Fund performance. In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, liquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, since the global financial crisis, the OTC derivatives markets have become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Acquiring Fund may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Acquiring Fund to enter into swap transactions and may also render certain strategies in which the Acquiring Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Acquiring Fund may also be limited if the swap transactions with the Acquiring Fund are subject to the swap regulation under the Dodd-Frank Act.

Credit default and total return swap agreements may effectively add leverage to the Acquiring Fund’s portfolio because, in addition to its Managed Assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Acquiring Fund thereunder. The Acquiring Fund is not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so. In addition, the swaps market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the swaps market could adversely affect the Acquiring Fund’s ability to successfully use swaps.

Short Sales Risk. Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. If the price of the security sold short increases between the time of the short sale and the time the Acquiring Fund replaces the borrowed security, the Acquiring Fund will incur a loss; conversely, if the price declines, the Acquiring Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Acquiring Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Acquiring Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Short-selling necessarily involves certain additional risks. However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss. Uncovered short sales expose the Acquiring Fund to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by the Acquiring Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Acquiring Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy. As inflation increases, the real value distributions on shares can decline.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Risk Associated with Recent Market Events. Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets, which could negatively affect the value of debt instruments held by the Acquiring Fund and result in a negative impact on the Acquiring Fund’s performance. See “—Inflation Risk.”

Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. Government, the U.S. Government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. Government shutdown, and disagreements over, or threats not to increase, the U.S. Government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. Government debt obligations, or concerns about the U.S. Government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. For example, concerns about the U.S. Government’s credit quality may cause increased volatility in the stock and bond markets, higher interest rates, reduced prices and liquidity of U.S. Treasury securities, and/or increased costs of various kinds of debt. Moreover, although the U.S. Government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Acquiring Fund’s investments.

In recent years, some countries, including the United States, have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with the trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in commodity and currency prices could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, if the U.S. dollar continues to be strong, it may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, international war or conflict (including the Israel-Hamas war), new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, the Russian invasion of Ukraine, increasingly strained relations between the United States and a number of foreign countries, including historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the exit or potential exit of one or more countries from the EU or the EMU, and continued changes in the balance of political power among and within the branches of the U.S. Government, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, in the region are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, could have a severe adverse effect on Russia and the European region, including significant negative impacts on the Russian economy, the European economy and the markets for certain securities and commodities, such as oil and natural gas, and may likely have collateral impacts on such sectors globally as well as other sectors. How long such military action and related events will last cannot be predicted.

Trade tensions between the United States and China have led to concerns about economic stability and could have an adverse impact on global economic conditions. The United States and China have each been implementing increased tariffs on imports from the other, and the United States has also adopted certain targeted measures such as export controls or sanctions implicating Chinese companies and officials. While certain trade agreements have been agreed between the two countries, there remains much uncertainty as to whether the trade negotiations between the United States and China will be successful and how the trade war between the United States and China will progress. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the Euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. If the trade war between the United States and China continues or escalates, or if additional tariffs or trade restrictions are implemented by the United States, China or other countries in connection with a global trade war, there could be material adverse effects on the global economy, and the Acquiring Fund and its portfolio investments could be materially and adversely affected.

On January 31, 2020, the United Kingdom officially left the European Union (Brexit), subject to a transitional period that ended December 31, 2020. The United Kingdom and European Union have reached an agreement on the terms of their future trading relationship effective January 1, 2021, which principally relates to the trading of goods rather than services, including financial services. Further discussions are to be held between the United Kingdom and the European Union in relation to matters not covered by the trade agreement, such as financial services. The Acquiring Fund faces risks associated with the potential uncertainty and consequences that may follow

Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the United Kingdom and European Union is defined and the United Kingdom determines which European Union laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Acquiring Fund has exposure and any other assets that the Acquiring Fund invests in. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the United Kingdom and Europe, but possibly worldwide. The United Kingdom and Europe may be less stable than they have been in recent years, and investments in the United Kingdom and the European Union may be difficult to value or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the United Kingdom continues to negotiate the terms of its future trading relationship with the European Union.

Cybersecurity incidents affecting particular companies or industries may adversely affect the economies of particular countries, regions or parts of the world in which the Acquiring Fund invests.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Acquiring Fund’s portfolio. The Acquiring Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Reference Rate Replacement Risk. The Acquiring Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings would continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. After September 30, 2024, the remaining synthetic LIBOR settings ceased to be published, and all LIBOR settings have permanently ceased. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Acquiring Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

Regulation and Government Intervention Risk. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Acquiring Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Acquiring Fund is regulated. Such legislation or regulation could limit or preclude the Acquiring Fund’s ability to achieve its investment objective.

In light of popular, political and judicial focus on finance related consumer protection, financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Acquiring Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

The Acquiring Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Acquiring Fund and its ability to achieve its investment objective.

Investment Company Act Regulations. The Acquiring Fund is a registered closed-end management investment company and as such is subject to regulations under the Investment Company Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the Investment Company Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Regulation as a “Commodity Pool.” The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

Failures of Futures Commission Merchants and Clearing Organizations Risk. The Acquiring Fund is required to deposit funds to margin open positions in cleared derivative instruments (both futures and swaps) with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by an FCM from its customers are held by an FCM on a commingled basis in an omnibus account and amounts in excess of assets posted to the clearing organization may be invested by an FCM in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Acquiring Fund with any FCM as margin for futures contracts or commodity options may, in certain circumstances, be used to satisfy losses of other clients of the Acquiring Fund’s FCM. In addition, the assets of the Acquiring Fund posted as margin against both swaps and futures contracts may not be fully protected in the event of the FCM’s bankruptcy.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may have material adverse effects on the Acquiring Fund.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Acquiring Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Acquiring Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Acquiring Fund’s current and accumulated earnings and profits.

The current presidential administration has called for significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Acquiring Fund cannot predict the impact, if any, of these changes to the Acquiring Fund’s business, they could adversely affect the Acquiring Fund’s business, financial condition, operating results and cash flows. Until the Acquiring Fund knows what policy changes are made and how those changes impact the Acquiring Fund’s business and the business of the Acquiring Fund’s competitors over the long term, the Acquiring Fund will not know if, overall, the Acquiring Fund will benefit from them or be negatively affected by them.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service and the U.S. Treasury Department. Revisions in U.S. federal tax laws and interpretations of these laws could adversely affect the tax consequences of your investment.

Potential Conflicts of Interest of the Investment Advisor and Others. The investment activities of the Investment Advisor and its affiliates (including BlackRock, Inc. and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in managing their own accounts and other accounts, may present conflicts of interest that could disadvantage the Acquiring Fund and its shareholders. The Investment Advisor and its Affiliates may engage in proprietary trading and advise accounts and other funds that have investment objectives similar to those of the Acquiring Fund and/or that engage in and compete for transactions in the same or similar types of securities, currencies and other assets as are held by the Acquiring Fund. Subject to the requirements of the Investment Company Act, the Investment Advisor and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Investment Advisor nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Acquiring Fund. As a result, an Affiliate may compete with the Acquiring Fund for appropriate investment opportunities. The results of the

Acquiring Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate. It is possible that the Acquiring Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. The Investment Advisor has adopted policies and procedures designed to address potential conflicts of interest.

Defensive Investing Risk. For defensive purposes, the Acquiring Fund may allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Acquiring Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Acquiring Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Decision-Making Authority Risk. Investors have no authority to make decisions or to exercise business discretion on behalf of the Acquiring Fund, except as set forth in the Acquiring Fund’s governing document. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Acquiring Fund’s investment activities to the Investment Advisor, subject to oversight by the Board.

Management Risk. The Acquiring Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Acquiring Fund, but there can be no guarantee that these will produce the desired results. The Acquiring Fund may be subject to a relatively high level of management risk because the Acquiring Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Valuation Risk. The Acquiring Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Acquiring Fund invests are valued at prices that the Acquiring Fund is unable to obtain upon sale due to factors such as incomplete data, market instability or human error. The Investment Advisor may use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value. See “Net Asset Value.” When market quotations are not available, the Investment Advisor may price such investments pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of the Acquiring Fund’s investments. Technological issues and/or errors by pricing services or other third-party service providers may also impact the Acquiring Fund’s ability to value its investments and the calculation of the Acquiring Fund’s NAV.

When market quotations are not readily available or are believed by the Investment Advisor to be unreliable, the Investment Advisor will fair value the Acquiring Fund’s investments in accordance with its policies and procedures. Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Acquiring Fund is the amount the Acquiring Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Fair value pricing may require determinations that are inherently subjective and inexact about the value of a security or other asset. As a result, there can be no assurance that fair value priced assets will not result in future adjustments to the prices of securities or other assets, or that fair value pricing will reflect a price that the Acquiring Fund is able to obtain upon sale, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. For example, the Acquiring Fund’s NAV could be adversely affected if the Acquiring Fund’s determinations regarding the fair value of the Acquiring Fund’s investments were materially higher than the values that the Acquiring Fund ultimately realizes upon the disposal of such investments. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Because of overall size, duration and maturities of positions held by the Acquiring Fund, the value at which its investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Acquiring Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. Securities held by the Acquiring Fund may routinely trade with bid-offer spreads that may be significant. There can be no guarantee that the Acquiring Fund’s investments could ultimately be realized at the Acquiring Fund’s valuation of such investments. In addition, the Acquiring Fund’s compliance with the asset diversification tests applicable to regulated investment companies depends on the fair market values of the Acquiring Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Acquiring Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.

Reliance on the Investment Advisor Risk. The Acquiring Fund is dependent upon services and resources provided by the Investment Advisor, and therefore the Investment Advisor’s parent, BlackRock, Inc. The Investment Advisor is not required to devote its full time to the business of the Acquiring Fund and there is no guarantee or requirement that any investment professional or other employee of the Investment Advisor will allocate a substantial portion of his or her time to the Acquiring Fund. The loss of one or more individuals involved with the Investment Advisor could have a material adverse effect on the performance or the continued operation of the Acquiring Fund.

Reliance on Service Providers Risk. The Acquiring Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Acquiring Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Acquiring Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Acquiring Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Acquiring Fund’s performance and returns to shareholders. The termination of the Acquiring Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Acquiring Fund and could have a material adverse effect on the Acquiring Fund’s performance and returns to shareholders.

Information Technology Systems Risk. The Acquiring Fund is dependent on the Investment Advisor for certain management services as well as back-office functions. The Investment Advisor depends on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Acquiring Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Investment Advisor’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Acquiring Fund. Further, failure of the back-office functions of the Investment Advisor to process trades in a timely fashion could prejudice the investment performance of the Acquiring Fund.

Operational and Technology Risks. The Acquiring Fund and the entities with which it interacts directly or indirectly are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Acquiring Fund and its shareholders or impair the Acquiring Fund’s operations. These entities include, but are not limited to, the Acquiring Fund’s adviser, administrator, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, and transfer agents), financial intermediaries, counterparties, market makers, authorized participants, listing exchanges, other financial market operators, and governmental authorities. Operational and technology risks for the issuers in which the Acquiring Fund invests could also result in material adverse consequences for such issuers and may cause the Acquiring Fund’s investments in such issuers to lose value. The Acquiring Fund may incur substantial costs in order to mitigate operational and technology risks.

Cybersecurity incidents can result from deliberate attacks or unintentional events against an issuer in which the Acquiring Fund invests, the Acquiring Fund or any of its service providers. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tension may increase the scale and sophistication of deliberate attacks, particularly those from nation states or from entities with nation state backing. Cybersecurity incidents may result in any of the following: financial losses; interference with the Acquiring Fund’s ability to calculate its NAV; disclosure of confidential information; impediments to trading; submission of erroneous trades by the Acquiring Fund or erroneous subscription or redemption orders; the inability of the Acquiring Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; and other legal and compliance expenses. Furthermore, cybersecurity incidents may render records of the Acquiring Fund, including records relating to its assets and transactions, shareholder ownership of Acquiring Fund shares, and other data integral to the Acquiring Fund’s functioning, inaccessible, inaccurate or incomplete. Power outages, natural disasters, equipment malfunctions and processing errors that threaten information and technology systems relied upon by the Acquiring Fund or its service providers, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. In addition, the risks of increased use of AI technologies, such as machine learning, include data risk, transparency risk, and operational risk. The AI technologies, which are generally highly reliant on the collection and analysis of large amounts of data, may incorporate biased or inaccurate data, and it is not possible or practicable to incorporate all relevant data into such technologies. The output or results of any such AI technologies may therefore be incomplete, erroneous, distorted or misleading. Further, AI tools may lack transparency as to how data is utilized and how outputs are generated. AI technologies may also allow the unintended introduction of vulnerabilities into infrastructures and applications. The Acquiring Fund and its shareholders could be negatively impacted as a result of these risks associated with AI technologies. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to quickly evolve, and it is impossible to anticipate the full scope of future AI capabilities or rules and the associated risks to the Acquiring Fund.

While the Acquiring Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Acquiring Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Acquiring Fund and its adviser seek to reduce these risks through controls, procedures and oversight, including establishing business continuity plans and risk management systems. However, there are inherent limitations in such plans and systems, including the possibility that certain risks that may affect the Acquiring Fund have not been identified or may emerge in the future; that such plans and systems may not completely eliminate the occurrence or mitigate the effects of operational or information security disruptions or failures or of cybersecurity incidents; or that prevention and remediation efforts will not be successful or that incidents will go undetected. The Acquiring Fund cannot control the systems, information security or other cybersecurity of the issuers in which it invests or its service providers, counterparties, and other third parties whose activities affect the Acquiring Fund.

Lastly, the regulatory climate governing cybersecurity and data protection is developing quickly and may vary considerably across jurisdictions. Regulators continue to develop new rules and standards related to cybersecurity and data protection. Compliance with evolving regulations can be demanding and costly, requiring substantial resources to monitor and implement required changes.

Misconduct of Employees and of Service Providers Risk. Misconduct or misrepresentations by employees of the Investment Advisor or the Acquiring Fund’s service providers could cause significant losses to the Acquiring Fund. Employee misconduct may include binding the Acquiring Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Acquiring Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Acquiring Fund’s business prospects or future marketing activities. Despite the Investment Advisor’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Advisor due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Advisor will identify or prevent any such misconduct.

Portfolio Turnover Risk. The Acquiring Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Acquiring Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk. The Acquiring Fund’s charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status or to change the composition of the Board. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Acquiring Fund.

Shareholder Activism Risk. Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Acquiring Fund consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Acquiring Fund’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Board, or to seek other actions such as a termination of the Acquiring Fund’s investment advisory contract with its current investment manager or commencing litigation. If the Acquiring Fund becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Acquiring Fund may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Acquiring Fund. Further, the Acquiring Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

DESCRIPTION OF THE FUNDS

The Target Fund is formed as a Delaware statutory trust pursuant to its Amended and Restated Agreement and Declaration of Trust (the “Target Fund A&R Declaration of Trust”) and governed by the laws of the State of Delaware. The Acquiring Fund is incorporated as a Maryland corporation pursuant to its charter (the “Acquiring Fund Charter”) and governed by the laws of the State of Maryland. Each of the Target Fund and the Acquiring Fund is a diversified, closed-end management investment company registered under the 1940 Act. Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and each Fund’s telephone number is (800) 882-0052.

The Target Fund was formed as a Delaware statutory trust governed by the laws of the State of Delaware on November 7, 2005, and commenced operations on February 28, 2006.

The Acquiring Fund was incorporated as a Maryland corporation governed by the laws of the State of Maryland on April 15, 1993, and commenced operations on June 25, 1993.

The Acquiring Fund common shares are listed on the NYSE as “MUA.” BTA’s common shares are listed on the NYSE as “BTA.”

Each of the Target Fund and the Acquiring Fund has a July 31 fiscal year end.

Each of the Target Fund and the Acquiring Fund has VRDP Shares outstanding. Each Fund’s VRDP Shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Please see “Information about the Preferred Shares of the Funds” for additional information.

The Board of Trustees/Directors and Officers

The Board of Trustees or the Board of Directors, as applicable (each, a “Board”) of each Fund currently consists of ten individuals (each, a “Board Member”), eight of whom are not “interested persons” of each Fund as defined in the 1940 Act (the “Independent Board Members”). The registered investment companies advised by the Investment Advisor or its affiliates (the “BlackRock-advised Funds”) are organized into the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex, and the iShares Complex (each, a “BlackRock Fund Complex”). The Funds are included in the BlackRock Fund Complex referred to as the BlackRock Fixed-Income Complex. The Board Members also oversee as board members the operations of the other open-end and closed-end registered investment companies included in the BlackRock Fixed-Income Complex.

Certain biographical and other information relating to the Board Members and officers of each Fund is set forth below, including their year of birth, their principal occupation for at least the last five years, the length of time served, the total number of investment companies overseen in the BlackRock Fund Complexes and any public directorships or trusteeships.

Please refer to the below table which identifies the Board Members and sets forth certain biographical information about the Board Members for each Fund.

Name and Year of Birth(1)	Position(s) Held (Length of Service)(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)

Independent Board Members(2)

R. Glenn Hubbard 1958	Chair of the Boards and Board Member (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	66 RICs consisting of 101 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester 1951	Vice Chair of the Board and Board Member (Since 2007)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	68 RICs consisting of 103 Portfolios	None

Cynthia L. Egan 1955	Board Member (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	68 RICs consisting of 103 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Name and Year of Birth(1)	Position(s) Held (Length of Service)(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)

Lorenzo A. Flores 1964	Board Member (Since 2021)	Chief Financial Officer, Lattice Semiconductor Corporation (LSCC) since 2025; Chief Financial Officer, Intel Foundry from 2024 to 2025; Vice Chairman, Kioxia, Inc. from 2019 to 2024; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	66 RICs consisting of 101 Portfolios	None

Stayce D. Harris 1959	Board Member (Since 2021)	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	66 RICs consisting of 101 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

J. Phillip Holloman 1955	Board Member (Since 2021)	Interim Executive Chairman, President and Chief Executive Officer of Vestis Corporation since 2025; President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	66 RICs consisting of 101 Portfolios	Vestis Corporation (uniforms and facilities services)

Catherine A. Lynch 1961	Board Member (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	68 RICs consisting of 103 Portfolios	PennyMac Mortgage Investment Trust

Name and Year of Birth(1)	Position(s) Held (Length of Service)(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)

Arthur P. Steinmetz 1958	Board Member (Since 2023)	Trustee of Denison University since 2020; Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019); Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019. Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.	68 RICs consisting of 103 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Interested Board Members(5)

Robert Fairbairn 1965	Board Member (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	94 RICs consisting of 269 Portfolios	None

Name and Year of Birth(1)	Position(s) Held (Length of Service)(3)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen(4)	Other Public Company or Investment Company Directorships Held During Past Five Years(5)

John M. Perlowski 1964	Board Member (Since 2015), President and Chief Executive Officer (Since 2011)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	96 RICs consisting of 271 Portfolios	None

(1)	The address of each Board Member is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(2)	Each Independent Board Member holds office until his or her successor is elected and qualifies, or until his or her earlier death, resignation, retirement or removal, or until December 31 of the year in which he or she turns 75. Board Members who are “interested persons,” as defined in the 1940 Act, serve until their successor is elected and qualifies or until their earlier death, resignation, retirement or removal as provided by each Fund’s bylaws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate.
(3)	Date shown is the earliest date a person has served for the Funds covered by this Proxy Statement. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R. Glenn Hubbard, 2004 and W. Carl Kester, 1995. Certain other Independent Board Members became members of the boards of the closed-end funds in the BlackRock Fixed-Income Complex as follows: Cynthia L. Egan, 2016 and Catherine A. Lynch, 2016.
(4)	Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(5)	Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of each Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Information Pertaining to the Officers

Certain biographical and other information relating to the officers of the Funds who are not Board Members is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served. With the exception of the Chief Compliance Officer (“CCO”), executive officers receive no compensation from the Funds. The Acquiring Fund compensates the CCO for his services as its CCO.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors

Stephen Minar 1984	Vice President (Since May 2025)	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. from 2018 to 2023.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018.

(1)	The address of each executive officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, NY 10001.
(2)	Officers serve as the pleasure of the Board.

The Investment Advisor

BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

Each Fund entered into an Investment Management Agreement with the Investment Advisor to provide investment advisory services. The Target Fund currently pays the Investment Advisor a monthly fee at an annual rate of 1.00% of the average weekly value of its net assets. For purposes of calculating the Target Fund’s contractual investment management fee, “net assets” means the total assets of the Target Fund minus the sum of its accrued liabilities (which includes liabilities represented by tender option bond TOB trusts and the liquidation preference of any outstanding preferred shares). The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual rate of 0.55% of the average daily value of its Managed Assets. For purposes of calculating the Acquiring Fund’s contractual investment management fee, “Managed Assets” means the total assets of the Acquiring Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB trusts and the liquidation preference of any outstanding preferred shares).

Each Fund and the Investment Advisor have entered into the Fee Waiver Agreement, pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Investment Advisor or its affiliates and other exchange-traded products sponsored by the Investment Advisor or its affiliates, in each case that have a contractual fee, through June 30, 2027. In addition, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds advised by the Investment Advisor or its affiliates, through June 30, 2027. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Investment Advisor and each Fund (including by a majority of each Fund’s Independent Board Members). Neither the Investment Advisor nor the Funds are obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by each Fund (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

With respect to the Acquiring Fund, effective May 1, 2024, the Investment Advisor voluntarily agreed to waive a portion of its investment advisory fee attributable to the Acquiring Fund’s outstanding VRDP Shares for each month in which the monthly dividend on the Acquiring Fund’s VRDP Shares exceeds the calculated value of the Acquiring Fund’s gross monthly income attributable to investments from the proceeds of the Acquiring Fund’s VRDP Shares (determined by multiplying the Acquiring Fund’s gross monthly income by the ratio of (i) the liquidation preference of any outstanding VRDP Shares to (ii) total assets of the Acquiring Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB trusts and the liquidation preference of any outstanding VRDP Shares) (previously defined as the “MUA Voluntary Waiver”). The MUA Voluntary Waiver may be reduced or discontinued at any time without notice.

If the Reorganization is consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.55% of the average daily Managed Assets of the Combined Fund. For purposes of calculating the Combined Fund’s contractual investment management fee, “Managed Assets” means the total assets of the Combined Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB trusts and the liquidation preference of any outstanding preferred shares).

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding investment-related expenses and taxes) is expected to be in the first quartile and the actual investment management fee rate (without giving effect to the MUA Voluntary Waiver) over total assets are each expected to be in the first quartile. Each fund in the Broadridge peer expense universe is placed in one of four quartiles for each relevant comparison, with the first quartile including funds with the lowest relative expenses and the fourth quartile including funds with the highest relative expenses.

There can be no assurance that future expenses of the Combined Fund will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board of each Fund will be provided in such Fund’s Form N-CSR for such Fund’s most recent fiscal year end, which will be available at www.sec.gov or by visiting www.blackrock.com.

The Investment Advisor is located at 100 Bellevue Parkway, Wilmington, Delaware 19809 and is a majority-owned subsidiary of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms. As of June 30, 2025, BlackRock’s assets under management were approximately $12.5 trillion. BlackRock has over 35 years of experience managing closed-end products and, as of June 30, 2025, advised a registered closed-end family of 49 exchange-listed active funds with approximately $43 billion in assets.

BlackRock is a global leader in investment management, risk management and advisory services for institutional and retail clients. BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of June 30, 2025, the firm had approximately 20,000 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

Each Fund is managed by a team of investment professionals comprised of Walter O’Connor, CFA, Managing Director at BlackRock, Kevin Maloney, CFA, Director of BlackRock, Phillip Soccio, CFA, Director of BlackRock, Christian Romaglino, CFA, Director of BlackRock, Michael Kalinoski, CFA, Director of BlackRock, and Kristi Manidis, Director of BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of each Fund’s portfolio, which includes setting each Fund’s overall investment strategy, overseeing the management of each Fund and/or selection of its investments. Mr. O’Connor has been a member of the Acquiring Fund’s portfolio management team since 2006 and a member of the Target Fund’s portfolio management team since 2023. Messrs. Maloney and Soccio have been members of each Fund’s portfolio management team since 2022. Messrs. Romaglino and Kalinoski and Ms. Manidis have been members of each Fund’s portfolio management team since 2023.

The biography of each portfolio manager of the Funds are set forth below:

Portfolio Manager	Biography
Walter O’Connor, CFA	Managing Director of BlackRock since 2006.
Kevin Maloney, CFA	Managing Director of BlackRock since 2025; Director of BlackRock from 2021 to 2025; Vice President of BlackRock from 2018 to 2020.
Phillip Soccio, CFA	Director of BlackRock since 2009.
Christian Romaglino, CFA	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017.
Michael Kalinoski, CFA	Director of BlackRock since 2006.
Kristi Manidis	Director of BlackRock, Inc. since 2016.

Following the Reorganization, it is expected that the Combined Fund will be managed by the same team of investment professionals as currently manage the Acquiring Fund.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.

Portfolio Transactions with Affiliates

The Investment Advisor may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Investment Advisor, if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified brokerage firms.

None of the Funds paid brokerage commissions to affiliated broker-dealers during their three most recent fiscal years.

Other Service Providers

The professional service providers for the Funds are or will be as follows:

Service	Service Providers to the Funds
Accounting Agent	State Street Bank and Trust Company

Custodian	State Street Bank and Trust Company

Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.

Liquidity Provider to VRDP Shares	Bank of America, N.A.

Service	Service Providers to the Funds

Remarketing Agent to VRDP Shares	BofA Securities, Inc.

Tender and Paying Agent to VRDP Shares	The Bank of New York Mellon

Independent Registered Public Accounting Firm	Deloitte & Touche LLP

Fund Counsel	Willkie Farr & Gallagher LLP

Counsel to the Independent Board Members	Stradley Ronon Stevens & Young, LLP

It is not anticipated that the Reorganization will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Reorganization, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Accounting Agent

State Street Bank and Trust Company provides certain administration and accounting services to the Funds pursuant to an Administration and Fund Accounting Services Agreement (the “Administration Agreement”). Pursuant to the Administration Agreement, State Street Bank and Trust Company provides the Funds with, among other things, customary fund accounting services, including computing each Fund’s NAV and maintaining books, records and other documents relating to each Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Funds with regulatory filings, tax compliance and other oversight activities. For these and other services it provides to the Funds, State Street Bank and Trust Company is paid a monthly fee from the Funds at an annual rate ranging from 0.0075% to 0.015% of each Fund’s managed assets, along with an annual fixed fee ranging from $0 to $10,000 for the services it provides to the Funds.

Custody of Assets

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Congress Street, Boston, Massachusetts 02114-2016. The custodian is responsible for, among other things, receipt of and disbursement of funds from each Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, serves as each Fund’s transfer agent with respect to such Fund’s common shares.

VRDP Shares Liquidity Providers

Bank of America, N.A., New York, New York 10036, serves as the liquidity provider for the VRDP Shares.

VRDP Shares Remarketing Agents

BofA Securities Inc., New York, New York 10036, serves as the remarketing agent for the VRDP Shares.

VRDP Shares Tender and Paying Agent

The Bank of New York Mellon, One Wall Street, New York, New York 10286, acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent and redemption price disbursing agent with respect to each Fund’s VRDP Shares and will serve in such capacity in connection with the VRDP Shares of the Combined Fund.

THE ACQUIRING FUND’S INVESTMENTS

Investment Objective and Policies

The Acquiring Fund’s investment objective is to provide high current income exempt from Federal income taxes by investing primarily in a portfolio of medium to lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. The Acquiring Fund seeks to achieve its investment objective by investing at least 80% of its assets, except during temporary defensive periods, in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities paying interest which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes (“Municipal Bonds”). For the purposes of the foregoing 80% policy, “assets” are the Acquiring Fund’s net assets, plus the amount of any borrowings for investment purposes. The Acquiring Fund’s investments in derivatives will be counted toward the Acquiring Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Acquiring Fund at all times, except during temporary defensive periods, will maintain at least 65% of its assets in Municipal Bonds which are rated in any one of the medium and lower rating categories of a nationally recognized statistical rating organization or are unrated. These ratings are currently Baa (Moody’s or BBB S&P and Fitch) or lower. These are fundamental policies of the Acquiring Fund and, therefore, may not be changed without the approval of a majority of the Acquiring Fund’s outstanding common stock and the outstanding preferred stock, including the Acquiring Fund’s outstanding VRDP Shares, voting together as a single class, and of the holders of a majority of the outstanding preferred stock, including the Acquiring Fund’s VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less. The Acquiring Fund is not intended as, and you should not construe it to be, a complete investment program. There can be no assurance that the Acquiring Fund’s investment objective will be achieved or that the Acquiring Fund’s investment program will be successful.

The Acquiring Fund has the authority to invest as much as 35% of its total assets in Municipal Bonds in the higher rating categories of nationally recognized statistical rating organizations (ratings of A or higher by Moody’s, S&P or Fitch or comparable unrated securities). In addition, the Acquiring Fund reserves the right to temporarily invest more than 20% of its total assets in short-term municipal securities, or short-term taxable money market securities (including commercial paper, certificates of deposit and repurchase agreements) for defensive purposes when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant. The Acquiring Fund does not invest more than 25% of its total assets (taken at market value) in Municipal Bonds whose issuers are located in the same state. “Total assets” of the Acquiring Fund means the Acquiring Fund’s net assets plus the amount of any borrowings for investment purposes.

Ordinarily, the Acquiring Fund does not intend to realize significant interest income that is subject to Federal income taxes. However, the Acquiring Fund may invest all or a portion of its assets in certain tax-exempt securities classified as “private activity bonds” (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Acquiring Fund to a Federal alternative minimum tax.

The Acquiring Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Acquiring Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”), which could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Acquiring Fund’s investment restrictions and applicable law.

The Acquiring Fund ordinarily does not intend to realize significant investment income not exempt from federal income taxes. From time to time, the Acquiring Fund may realize taxable capital gains.

Investments in lower rated Municipal Bonds generally provide a higher yield and are less affected by interest rate fluctuations than higher rated tax-exempt securities of similar maturity but are subject to greater overall market risk and are also subject to a greater degree of risk with respect to the ability of the issuer to meet its principal and interest obligations.

The Acquiring Fund seeks to reduce risk through investing in multiple issuers, credit analysis and monitoring of current developments regarding the obligor and trends in both the economy and financial markets. The Manager will use various means to research the stability and/or potential for improvement of various municipal issuers in connection with the proposed purchase of their securities by the Acquiring Fund. Evaluation of each Municipal Bond may include the analysis of financial performance, debt structure, economic factors and the administrative structure of the issuer. Additionally, the priority of liens and the overall structure of the particular issue may be factors that will determine suitability for purchase. Further investigation may be performed and may include, among other things, discussions with project management, corporate officers and industry experts as well as site inspections, area analysis, and project and financial projection analysis. All purchases and sales also may be subject to the review of market data, economic projections and the performance of the financial markets. Certain economic indicators also may be monitored. Additionally, the Manager will vary the average maturity of the Acquiring Fund’s portfolio securities based upon its assessment of economic and market conditions.

Description of Municipal Bonds

Set forth below is a detailed description of the Municipal Bonds in which the Acquiring Fund invests. Obligations are included within the term Municipal Bonds if the interest paid thereon is excluded from gross income for federal income tax purposes in the opinion of bond counsel to the issuer.

Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of PABs are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute Municipal Bonds. The interest on Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of Municipal Bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds. Municipal Bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. Municipal Bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. Municipal Bonds may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. Municipal Bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.

The Municipal Bonds in which the Acquiring Fund invests pay interest or income that, in the opinion of bond counsel to the issuer, is exempt from regular Federal income tax. The Investment Advisor does not conduct its own analysis of the tax status of the interest or income paid by Municipal Bonds held by the Acquiring Fund, but will rely on the opinion of counsel to the issuer of each such instrument. The Acquiring Fund may also invest in Municipal Bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular Federal income tax. The Acquiring Fund may invest in other securities that pay interest or income that is, or make other distributions that are, exempt from regular Federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Acquiring Fund treats all of such tax-exempt securities as Municipal Bonds.

The yields on Municipal Bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of Municipal Bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

The Acquiring Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Acquiring Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Acquiring Fund’s common shares.

General Obligation Bonds. General obligation bonds are typically secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and the Acquiring Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Acquiring Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Moral Obligation Bonds. Municipal Bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations. Also included within the general category of Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to pay lease obligations. Certain investments in lease obligations may be illiquid.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Acquiring Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the NAV of the Acquiring Fund. Issuers of municipal lease obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Acquiring Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Acquiring Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses and adversely affect the NAV of the Acquiring Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Acquiring Fund would not have the right to take possession of the assets. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to regulated investment companies. In addition, the Acquiring Fund’s intention to qualify as a regulated investment company under the Code may limit the extent to which the Acquiring Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Acquiring Fund is subject to certain limitations on its investments and on the nature of its income.

Zero-Coupon Bonds. Municipal Bonds may include zero-coupon bonds. Zero-coupon bonds are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero-coupon bond is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero-coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero-coupon bonds are more exposed to interest rate risk than shorter term zero-coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero-coupon bonds may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero-coupon bonds.

In addition to the above-described risks, there are certain other risks related to investing in zero-coupon bonds. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities.

However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

PABs. The Acquiring Fund may purchase Municipal Bonds classified as PABs. Interest received on certain PABs is treated as an item of “tax preference” for purposes of the federal alternative minimum tax and may impact the overall tax liability of certain investors in the Acquiring Fund. PABs, formerly referred to as industrial development bonds, are issued by, or on behalf of, states, municipalities or public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of PABs, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the federal tax laws may place substantial limitations on the size of such issues. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal security established by the Mello-Roos Community Facilities Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Indexed and Inverse Floating Rate Securities. The Acquiring Fund may invest in Municipal Bonds (and Non-Municipal Tax-Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, the Acquiring Fund may invest in Municipal Bonds that pay interest based on an index of Municipal Bond interest rates. The principal amount payable upon maturity of certain Municipal Bonds also may be based on the value of the index. To the extent the

Acquiring Fund invests in these types of Municipal Bonds, the Acquiring Fund’s return on such Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the Municipal Bonds may also be based on relative changes among particular indices. Also, the Acquiring Fund may invest in so-called “inverse floating rate bonds” or “residual interest bonds” on which the interest rates vary inversely with a short-term floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Acquiring Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate tax-exempt securities. To seek to limit the volatility of these securities, the Acquiring Fund may purchase inverse floating rate bonds with shorter-term maturities or limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. The Acquiring Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Acquiring Fund may also purchase or sell securities on a delayed delivery basis. The Acquiring Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Acquiring Fund at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Acquiring Fund enters into the commitment and the value of the securities will thereafter be reflected in the Acquiring Fund’s NAV. The Acquiring Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Acquiring Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Acquiring Fund’s purchase price. The Acquiring Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

If deemed advisable as a matter of investment strategy, the Acquiring Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Acquiring Fund on the settlement date. In these cases the Acquiring Fund may realize a taxable capital gain or loss.

When the Acquiring Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Acquiring Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Acquiring Fund starting on the day the Acquiring Fund agrees to purchase the securities. The Acquiring Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rule 18f-4 under the 1940 Act permits the Acquiring Fund to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Acquiring Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4.

Yields. Yields on Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the Municipal Bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Acquiring Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Acquiring Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of Municipal Bonds and the obligations of the issuer of such Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

“High Yield” or “Junk” Bonds. The Acquiring Fund is required to invest at least 65% of its assets in Municipal Bonds which are rated in any one of the medium and lower rating categories of a nationally recognized statistical rating organization or are unrated. These ratings are currently Baa (Moody’s) or BBB (S&P or Fitch) or lower. Municipal Bonds of below investment grade quality (“Ba/BB” or below) are commonly known as “junk bonds.” Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Strategic Transactions and Other Management Techniques

The Acquiring Fund may engage in various Strategic Transactions. These Strategic Transactions may be used for duration management and other risk management purposes, subject to the Acquiring Fund’s investment restrictions. While the Acquiring Fund’s use of Strategic Transactions is intended to reduce the volatility of the NAV of the Acquiring Fund’s common shares, the NAV of the Acquiring Fund’s common shares will fluctuate. No assurance can be given that the Acquiring Fund’s Strategic Transactions will be effective.

There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The ability of the Acquiring Fund to use Strategic Transactions successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Strategic Transactions subject the Acquiring Fund to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, the Acquiring Fund’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to the Acquiring Fund’s portfolio. The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to hedge its portfolio and may choose not to do so.

The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. Furthermore, the Acquiring Fund may only engage in Strategic Transactions from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

The Acquiring Fund’s investment objectives and the requirements of Subchapter M of the Code for qualification as a regulated investment company may restrict or affect the ability of the Acquiring Fund to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences, such as subjecting a portion of the Acquiring Fund’s dividends to regular federal income tax. However, under normal circumstances, the Acquiring Fund does not intend to use Strategic Transactions that give rise to taxable income.

Put and Call Options on Securities and Indices. The Acquiring Fund may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Acquiring Fund may also purchase and sell options on bond indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Acquiring Fund’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Acquiring Fund against an increase in the price of a security that it intended to purchase in the future.

Writing Covered Call Options. The Acquiring Fund is authorized to write (i.e., sell) covered call options with respect to Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Acquiring Fund at the stated exercise price until the option expires. The Acquiring Fund writes only covered call options, which means that so long as the Acquiring Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option.

The Acquiring Fund receives a premium from writing a call option, which increases the Acquiring Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Acquiring Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Acquiring Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. The Acquiring Fund may engage in closing transactions in order to terminate outstanding options that it has written.

Additional Information About Options. The Acquiring Fund’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the Office of the Comptroller of the Currency (“OCC”) to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Acquiring Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Acquiring Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Acquiring Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC options and assets used to cover OTC options written by the Acquiring Fund are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

The Acquiring Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets. The Acquiring Fund will only enter into OTC options with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Financial Futures Transactions and Options. The Acquiring Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Acquiring Fund’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Acquiring Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Acquiring Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Acquiring Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association Certificates and three-month U.S. Treasury bills. The Acquiring Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

The Acquiring Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which the Acquiring Fund invests to make such hedging appropriate.

Futures Strategies. The Acquiring Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Acquiring Fund’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of the Acquiring Fund’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Acquiring Fund’s investments that are being hedged. While the Acquiring Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of the Acquiring Fund’s investments being hedged. In addition, the ability of the Acquiring Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to the Acquiring Fund. Employing futures as a hedge also may permit the Acquiring Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Acquiring Fund intends to purchase a security, the Acquiring Fund may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and the futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by the Acquiring Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. The Acquiring Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, the Acquiring Fund may purchase a call option on a futures contract to hedge against a market advance when the Acquiring Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Acquiring Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Acquiring Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Acquiring Fund may purchase a put option on a futures contract to hedge the Acquiring Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Acquiring Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Acquiring Fund intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC Derivatives, or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

Counterparty Credit Standards. To the extent that the Acquiring Fund engages in principal transactions, including, but not limited to, OTC options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed-income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, the Acquiring Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Acquiring Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Investment Advisor will seek to minimize the Acquiring Fund’s exposure to counterparty risk by entering into such transactions with counterparties the Investment Advisor believes to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic Transactions may require the Acquiring Fund to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Other Investment Policies

The Acquiring Fund has adopted certain other policies as set forth below.

Temporary Investments

The Acquiring Fund may invest in short-term tax-exempt and taxable securities subject to the limitations set forth above. The tax-exempt money market securities may include municipal notes, municipal commercial paper, Municipal Bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Acquiring Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Acquiring Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Short-term taxable fixed-income investments include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S.

Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Acquiring Fund may not be fully insured by the FDIC.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Investment Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Investment Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest. Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed-income securities include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“municipal paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Acquiring Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Interest Rate Swap Transactions

In order to seek to hedge the value of the Acquiring Fund against interest rate fluctuations or to seek to increase the Acquiring Fund’s return, the Acquiring Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIFMA

Swaps”). To the extent that the Acquiring Fund enters into these transactions, the Acquiring Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Acquiring Fund also may invest in MMD Swaps and SIFMA Swaps to seek to enhance return or gain or to increase the Acquiring Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

The Acquiring Fund may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, the Acquiring Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by the Acquiring Fund and increase the Acquiring Fund’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

The Acquiring Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Acquiring Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Acquiring Fund can create a synthetic long or short position, allowing the Acquiring Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Acquiring Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Acquiring Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Acquiring Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Acquiring Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect the Acquiring Fund’s performance.

The Acquiring Fund has no obligation to enter into SIFMA Swaps or MMD Swaps and may elect not to do so. The net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Acquiring Fund will segregate or designate on its books and records liquid assets having an aggregate NAV at least equal to the accrued excess.

If there is a default by the other party to an uncleared interest rate swap transaction, generally the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guarantee the parties’ performance under the swap agreement. However, there can be no assurances that the clearing organization will satisfy its obligation to the Acquiring Fund or that the Acquiring Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Acquiring Fund’s clearing broker. Certain U.S. federal income tax requirements may limit the Acquiring Fund’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders.

Call Rights

The Acquiring Fund may purchase a Municipal Bond issuer’s right to call all or a portion of such Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related Municipal Bond is identical to holding a Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

Credit Default Swap Agreements

The Acquiring Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Acquiring Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value), if the swap is cash settled. The Acquiring Fund may be either the buyer or seller in the transaction. If the Acquiring Fund is a buyer and no credit event occurs, the Acquiring Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Acquiring Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six (6) months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, the Acquiring Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if the Acquiring Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Acquiring Fund expects to enter into credit default swap agreements only with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Acquiring Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Acquiring Fund).

VRDOs and Participating VRDOs

VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven (7) days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs and Participating VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon the SIFMA Municipal Swap Index or some other appropriate interest rate adjustment index. The Acquiring Fund may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards.

Participating VRDOs provide the Acquiring Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the financial institution upon a specified number of days’ notice, not to exceed seven (7) days. In addition, the Participating VRDO is backed by an irrevocable letter of credit or guaranty of the financial institution. The Acquiring Fund would have an undivided interest in the underlying obligation and thus participate on the same basis as the financial institution in such obligation except that the financial institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment. The Acquiring Fund has been advised by its counsel that the Acquiring Fund should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations as long as the Acquiring Fund does not invest more than 20% of its total assets in such investments and certain other conditions are met. It is contemplated that the Acquiring Fund will not invest more than 20% of its assets in Participating VRDOs.

The Temporary Investments, VRDOs and Participating VRDOs in which the Acquiring Fund may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG-3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F1 through F3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Advisor. In addition, the Acquiring Fund reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Advisor, market conditions warrant.

Repurchase Agreements

The Acquiring Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in U.S. Government securities. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Investment Advisor will monitor the value of the collateral at the time the transaction is entered into and throughout the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

Leverage

The Acquiring Fund currently leverages its assets through the use of VRDP Shares and residual interest municipal TOBs. The Acquiring Fund currently does not intend to borrow money or issue debt securities. The Acquiring Fund is permitted to borrow money (including by investing in TOB Residuals) or issue debt securities in an amount up to 33 1⁄3% of its managed assets (50% of its net assets), issue preferred shares in an amount up to 50% of its managed assets (100% of its net assets) and enter into derivative instruments with leverage embedded in them in a limited manner or subject to a limit on leverage risk calculated based on value-at-risk, as required by Rule 18f-4 under the 1940 Act. Although it has no present intention to do so, the Acquiring Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Acquiring Fund’s investment objective and policies.

The use of leverage can create risks. When leverage is employed, the NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of the Acquiring Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of the Acquiring Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Acquiring Fund did not utilize leverage. A reduction in the Acquiring Fund’s NAV may cause a reduction in the market price of its shares. During periods in which the Acquiring Fund is using leverage, the fee paid to the Investment Advisor for advisory services will be higher than if the Acquiring Fund did not use leverage, because the fees paid will be calculated on the basis of the Acquiring Fund’s Net Assets, which includes the proceeds from leverage. The Acquiring Fund’s leveraging strategy may not be successful.

Certain types of leverage the Acquiring Fund may use may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Acquiring Fund. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with its investment objective and policies if the Acquiring Fund were to utilize leverage.

Under the 1940 Act, the Acquiring Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Acquiring Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Acquiring Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred shares (i.e., for every dollar of preferred shares outstanding, the Acquiring Fund is required to have at least two dollars of assets). The 1940 Act also provides that the Acquiring Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Acquiring Fund.

Effects of Leverage

Assuming that leverage will represent approximately 28.8% of the Combined Fund’s Managed Assets and that the Combined Fund will bear expenses relating to that leverage at an average annual rate of 3.56%, the income generated by the Combined Fund’s portfolio (net of estimated expenses) must exceed 1.03% in order to cover the expenses specifically related to the Combined Fund’s estimated use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Combined Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Combined Fund. The table further reflects the use of leverage representing 28.8% of the Combined Fund’s Managed Assets and the Combined Fund’s currently projected annual leverage expense of 3.56%.

Assumed Portfolio Total Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share Total Return	(15.50)%	(8.50)%	(1.40)%	5.60%	12.60%

Common share total return is composed of two elements: the common share dividends paid by the Combined Fund (the amount of which is largely determined by the net investment income of the Combined Fund) and gains or losses on the value of the securities the Combined Fund owns. As required by SEC rules, the table assumes that the Combined Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, a total return of 0% assumes that the tax-exempt interest the Combined Fund receives on its Municipal Bond investments is entirely offset by losses in the value of those securities.

Preferred Shares

The Acquiring Fund has leveraged its portfolio by issuing VRDP Shares. Under the 1940 Act, the Acquiring Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Acquiring Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Acquiring Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, the Acquiring Fund would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Acquiring Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value. Please see “Information About the Preferred Shares of the Funds” for a description of the Acquiring Fund’s VRDP Shares.

The Acquiring Fund expects that preferred shares, if issued, will pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by a fixed spread or remarketing process, subject to a maximum rate which would increase over time in the event of an extended period of unsuccessful remarketing. The adjustment period for preferred share dividends could be as short as one day or as long as a year or more. Preferred shares, if issued, could include a liquidity feature that allows holders of preferred shares to have their shares purchased by a liquidity provider in the event that sell orders have not been matched with purchase orders and successfully settled in a remarketing. The Acquiring Fund expects that it would pay a fee to the provider of this liquidity feature, which would be borne by common shareholders of the Acquiring Fund. The terms of such liquidity feature could require the Acquiring Fund to redeem preferred shares still owned by the liquidity provider following a certain period of continuous, unsuccessful remarketing, which may adversely impact the Acquiring Fund.

If preferred shares are issued, the Acquiring Fund may, to the extent possible, purchase or redeem preferred shares from time to time to the extent necessary in order to maintain asset coverage of any preferred shares of at least 200%. In addition, as a condition to obtaining ratings on the preferred shares, the terms of any preferred shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the preferred shares in the event of non-compliance by the Acquiring Fund and may also prohibit dividends and other distributions on the common shares in such circumstances. In order to meet redemption requirements, the Acquiring Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Acquiring Fund to incur related transaction costs and could result in capital losses to the Acquiring Fund. Prohibitions on dividends and other distributions on the common shares could impair the Acquiring Fund’s ability to qualify as a RIC under the Code. If the Acquiring Fund has preferred shares outstanding, two of the Directors will be elected by the holders of preferred shares voting separately as a class. The remaining Directors will be elected by holders of common shares and preferred shares voting together as a single class. In the event the Acquiring Fund failed to pay dividends on preferred shares for two years, holders of preferred shares would be entitled to elect a majority of the Directors.

If the Acquiring Fund issues preferred shares, the Acquiring Fund expects that it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Acquiring Fund. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Acquiring Fund by the Investment Company Act. It is not anticipated that these covenants or guidelines would impede the Investment Advisor from managing the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objective and policies.

Tender Option Bond Transactions

The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust formed for the purpose of holding municipal bonds contributed by one or more funds. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. The Acquiring Fund may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third party TOBs Liquidity Provider (defined below) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust after payment of TOB Trust expenses and interest on the TOB Floaters. The Acquiring Fund contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If the Acquiring Fund ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other registered investment companies advised by the Investment Advisor or its affiliates (the “BlackRock-Advised Funds”) may contribute municipal bonds to a TOB Trust into which the Acquiring Fund has contributed municipal bonds. If multiple BlackRock-Advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by the Acquiring Fund generally provide the Acquiring Fund with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, the Acquiring Fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a TOB transaction, in effect, creates exposure for the Acquiring Fund to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by the Acquiring Fund that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within the Acquiring Fund (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

The Acquiring Fund may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of termination events, as defined in the TOB Trust agreements, including if TOB Floaters that are tendered to the TOBs Liquidity Provider cannot be remarketed. Attempts to remarket tendered securities often failed during volatile market conditions in the past. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Acquiring Fund) whereas in other termination events, the TOB Floaters and TOB Residual holders would be paid pro rata. If the proceeds upon liquidation of a TOB Trust, net of payment of fees, are less than the aggregate amount the TOB Residual and TOB Floater holders invested in the TOB Trust, the Acquiring Fund as a TOB Residual holder will realize a loss on its investment, particularly if the TOB Floater holders are paid before the TOB Residual holders. The risk of such a loss may be greater during volatile market conditions when it may be difficult to sell the bonds held by a TOB Trust.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. When the Acquiring Fund invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-Advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, Municipal Bonds of the Acquiring Fund that are deposited into a TOB Trust are investments of the Acquiring Fund and are presented on the Acquiring Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in the Acquiring Fund’s Statement of Assets and Liabilities. Interest income from the underlying Municipal Bonds is recorded by the Acquiring Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of the Acquiring Fund. In addition, under accounting rules, loans made to a TOB Trust sponsored by the Acquiring Fund may be presented as loans of the Acquiring Fund in the Acquiring Fund’s financial statements even if there is no recourse to the Acquiring Fund’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

Rule 18f-4 under the 1940 Act permits the Acquiring Fund to enter into TOB Trust transactions and similar financing transactions (e.g., borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Acquiring Fund either (i) complies with the 300% asset coverage ratio applicable to senior securities representing indebtedness with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as derivatives transactions under Rule 18f-4. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Acquiring Fund’s ability to enter into or manage TOB Trust transactions.

See “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk” for a description of the risks involved with a TOB issuer.

Credit Facility

The Acquiring Fund is permitted to leverage its portfolio by entering into one or more credit facilities. If the Acquiring Fund enters into a credit facility, the Acquiring Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Acquiring Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Acquiring Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Acquiring Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Acquiring Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Acquiring Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Acquiring Fund will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

Derivatives

The Acquiring Fund may enter into derivative transactions that have leverage embedded in them. Derivative transactions that the Acquiring Fund may enter into and the risks associated with them are described elsewhere in this Joint Proxy Statement/Prospectus and are also referred to as “Strategic Transactions.” The Acquiring Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common shares. Under Rule 18f-4 under the 1940 Act, among other things, the Acquiring Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Temporary Borrowings

The Acquiring Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Acquiring Fund securities.

Investment Restrictions

Each Fund has adopted certain investment restrictions that are “fundamental,” meaning such investment restrictions cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. As defined in the 1940 Act, this phrase means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less. Each Fund has also adopted certain non-fundamental investment restrictions. The investment restrictions of the Funds are similar, although there are some differences, and are set forth in Appendix B to this Proxy Statement.

Each Fund’s VRDP Shares are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, each Fund is required to comply with certain investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. Each Fund does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. Each Fund is also subject to certain covenants and requirements under the terms of the VRDP Shares and related documents, including the terms of the liquidity facility supporting the VRDP Shares. Such requirements may be more restrictive than the restrictions set forth above. Each Fund does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective. Please see “Information about the Preferred Shares of the Funds” for additional information.

THE TARGET FUND’S INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives and Policies

The Target Fund’s investment objective is to provide current income exempt from regular U.S. federal income tax. Under normal market conditions, the Target Fund invests at least 80% of its total assets in municipal bonds, municipal securities and derivative instruments with exposure to such bonds and securities, in each case that are expected to pay interest or income that is exempt from regular Federal income tax. The Investment Advisor will not conduct its own analysis of the tax status of the interest or income paid by these instruments, but will rely on the opinion of counsel to the issuer of each such instrument. For the purposes of the foregoing 80% policy, “total assets” are the Target Fund’s net assets, plus the amount of any borrowings for investment purposes. The Target Fund’s investments in derivatives will be counted toward the Target Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Target Fund’s 80% policy is a fundamental policy that may not be changed without the approval of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act). Substantially all of the municipal bonds owned by the Target Fund are rated below investment grade; however, because the Target Fund has economic exposure to additional municipal bonds through its ownership of residual interest tender option bonds, at least 50% of the Target Fund’s economic exposure to investment securities is to municipal bonds rated investment grade quality. Economic exposure to municipal bonds refers to bonds owned by the Target Fund and bonds to which the Target Fund is exposed through the ownership of residual interest tender option bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (“Baa” or “BBB” or better by Moody’s, S&P, Fitch) or are unrated but judged to be of comparable quality by the Manager. Municipal bonds rated “Baa” by Moody’s are investment grade, but Moody’s considers municipal bonds rated “Baa” to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated “BBB” or “Baa” (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade municipal bonds.

Under normal market conditions, up to 50% of the Target Fund’s economic exposure to investment securities may be to municipal bonds that are rated, at the time of investment, as low as “C” by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality (“Ba/BB” or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

These credit quality policies apply only at the time a security is purchased, and the Target Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issuer. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies.

Under normal market conditions, the Target Fund intends for its bond portfolio to consist primarily of long-term bonds (meaning bonds with a maturity of 10 years or more). Under normal market conditions, the Target Fund’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration.

The Target Fund may invest in residual interest municipal tender option bonds, which are derivative interests of municipal bonds. The Target Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Target Fund may invest directly and in tax-exempt preferred shares that pay dividends exempt from Federal income tax.

The Target Fund invests in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the Manager’s opinion, reflect their true creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to, electrical utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Target Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to, hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Target Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Target Fund will generally result in capital gains distributions subject to Federal capital gains taxation.

The Target Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Target Fund’s income. Insurance generally is obtained from insurers with a claims-paying ability rated “Aaa” by Moody’s or “AAA” by S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Target Fund’s common shares. The Target Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

During temporary defensive periods (e.g., times when, in Manager’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep the Target Fund’s cash fully invested, the Target Fund may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Target Fund may not achieve its investment objective under these circumstances. The Target Fund intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Target Fund invests in taxable short-term investments, a portion of your dividends would be subject to regular Federal income tax.

The Target Fund cannot change its investment objective without the approval of the holders of a majority of its outstanding common shares and preferred, voting together as a single class, and of the holders of a majority of the Target Fund’s outstanding preferred shares voting as a separate class. A “majority of the outstanding” means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less.

Description of Municipal Bonds

See “The Acquiring Fund’s Investments—Description of Municipal Bonds” for additional information regarding the types of Target Fund Municipal Bonds in which the Target Fund invests.

Strategic Transactions and Other Management Techniques

The Target Fund may engage in various Strategic Transactions. These Strategic Transactions may be used for duration management and other risk management purposes, subject to the Target Fund’s investment restrictions. While the Target Fund’s use of Strategic Transactions is intended to reduce the volatility of the NAV of the Target Fund’s common shares, the NAV of the Target Fund’s common shares will fluctuate. No assurance can be given that the Target Fund’s Strategic Transactions will be effective.

There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The ability of the Target Fund to use Strategic Transactions successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Strategic Transactions subject the Target Fund to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, the Target Fund’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to the Target Fund’s portfolio. The Target Fund is not required to use derivatives or other portfolio strategies to seek to hedge its portfolio and may choose not to do so.

The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Target Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Target Fund can realize on an investment or may cause the Target Fund to hold a security that it might otherwise sell. Furthermore, the Target Fund may only engage in Strategic Transactions from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

The Target Fund’s investment objective and the requirements of Subchapter M of the Code for qualification as a regulated investment company may restrict or affect the ability of the Target Fund to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences, such as subjecting a portion of the Target Fund’s dividends to regular federal income tax. However, under normal circumstances, the Target Fund does not intend to use Strategic Transactions that give rise to taxable income.

Swaps. The Target Fund may enter into swap agreements, including interest rate and index swap agreements. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Target Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

Whether the Target Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Investment Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, the Target Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements also bear the risk that the Target Fund will not be able to meet its payment obligations to the counterparty. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the Target Fund’s ability to use swap agreements. It is possible that developments in the swap market, including government regulation, could adversely affect the Target Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Indexed and Inverse Securities. The Target Fund may invest in securities the potential return of which is based on the change in a specified interest rate or equity index (an “indexed security”). For example, the Target Fund may invest in a security that pays a variable amount of interest or principal based on the current level of the French or Korean stock markets. The Target Fund may also invest in securities whose return is inversely related to changes in an interest rate or index (“inverse securities”). In general, the return on inverse securities will decrease when the underlying index or interest rate goes up and increase when that index or interest rate goes down.

Interest Rate Transactions.

The Target Fund may enter into interest rate swaps and purchase or sell interest rate caps and floors. The Target Fund may enter into these transactions to seek to preserve a return or spread on a particular investment or portion of its portfolio or as a duration management technique to protect against any increase in the price of securities the Target Fund anticipates purchasing at a later date. The Target Fund uses these transactions for risk management purposes and not as a speculative investment. The Target Fund will not sell interest rate caps or floors it does not own. Interest rate swaps involve the exchange by the Target Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser, to the extent that the level of a specified interest rate exceeds a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that the level of a specified interest rate falls below a predetermined interest rate (i.e., the strike price), to receive payments of interest on a notional principal amount from the party selling such interest rate floor. For example, if the Target Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Target Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Target Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Target Fund from a reduction in yield due to falling interest rates and may permit the Target Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates. The Target Fund may hedge both its assets and liabilities through interest rate swaps, caps and floors. Usually payments with respect to interest rate swaps will be made on a net basis (i.e., the two payment streams are netted out) with the Target Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Target Fund will accrue the net amount of the excess, if any, of the Target Fund’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian or designate on its books and records an amount of cash or liquid assets having an aggregate NAV at all times at least equal to the accrued excess. If there is a default by the other party to an uncleared interest rate swap transaction, generally the Target Fund will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guaranty the parties’ performance under the swap agreement. However, there can be no assurance that the clearing organization will satisfy its obligation to the Target Fund or that the Target Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Target Fund’s clearing broker. Certain U.S. federal income tax requirements may limit the Target Fund’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders.

Information Regarding Options and Futures Transactions. The Target Fund may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon. While the Target Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of the Common Shares, the net asset value of the Common Shares will fluctuate. No assurance can be given that the Target Fund’s hedging transactions will be effective. In addition, because of the leveraged nature of the Common Shares, hedging transactions will result in a larger impact on the net asset value of the Common Shares than would be the case if the Common Shares were not leveraged. Furthermore, the Target Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. The Target Fund has no obligation to enter into hedging transactions and may choose not to do so. Furthermore, for so long as the VRDP Shares are rated by a Rating Agency or Rating Agencies, the Target Fund’s use of options and certain financial futures and options thereon will be subject to such Rating Agency’s or Rating Agencies guidelines and limitations on such transactions. In order to maintain ratings on the VRDP Shares from one or more Rating Agencies, the Target Fund may be required to limit its use of hedging techniques in accordance with the specified guidelines of the applicable Rating Agencies. Certain federal income tax requirements may limit the Target Fund’s ability to engage in hedging transactions. Gains from transactions in options and futures contracts distributed to shareholders will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to shareholders.

Financial Futures Transactions and Options. The Target Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments in municipal bonds against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Target Fund’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Target Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Target Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts. Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Target Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association Certificates and three-month U.S. Treasury bills. The Target Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

The Target Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and municipal bonds in which the Target Fund invests to make such hedging appropriate.

Futures Strategies. The Target Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Target Fund’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of the Target Fund’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Target Fund’s investments that are being hedged. While the Target Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of the Target Fund’s investments being hedged. In addition, the ability of the Target Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to the Target Fund. Employing futures as a hedge also may permit the Target Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Target Fund intends to purchase a security, the Target Fund may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and the futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by the Target Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. The Target Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, the Target Fund may purchase a call option on a futures contract to hedge against a market advance when the Target Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Target Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Target Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Target Fund may purchase a put option on a futures contract to hedge the Target Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Target Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Target Fund intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC Derivatives, or (ii) markets itself as providing investment exposure to such instruments. To the extent the Target Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Target Fund.

Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Target Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Target Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Target Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

The correlation between futures contracts on U.S. government securities and the municipal bonds held by the Target Fund may be adversely affected by disparities in the average maturity, ratings, geographical mix or structure of the Target Fund’s investments as compared to the U.S. government securities underlying the futures contract and general economic and political factors. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Target Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Target Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Target Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Target Fund’s ability to hedge effectively its investments in municipal bonds. There is also the risk of loss by the Target Fund of margin deposits or collateral in the event of bankruptcy of a broker with which the Target Fund has an open position in an option or financial futures contract. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Target Fund will enter into a futures position only if, in the judgment of the Investment Advisor, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Investment Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Target Fund or such rates move in a direction opposite to that anticipated, the Target Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Target Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Target Fund of margin deposits in the event of bankruptcy of a broker with whom the Target Fund has an open position in a financial futures contract. Because the Target Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Target Fund’s return, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Target Fund or decreases in the price of securities the Target Fund intends to acquire.

The amount of risk the Target Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Municipal Market Data Rate Locks. The Target Fund may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”). An MMD Rate Lock permits the Target Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Target Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Target Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Target Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Target Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Target Fund will make a payment to the counterparty equal to the actual level minus the specified level multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by the Target Fund, which would cause the Target Fund to make payments to its counterparty in the transaction that could adversely affect the Target Fund’s performance. The Target Fund has no obligation to enter into MMD Swaps and may elect not to do so. The Target Fund’s investment policies provide that it will not enter into MMD Rate Locks if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.

Short Sales. The Target Fund may make short sales of securities. A short sale is a transaction in which the Target Fund sells a security it does not own in anticipation that the market price of that security will decline. The Target Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain. The Target Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Target Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Target Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Target Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security. When the Target Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Target Fund may have to pay a fee to borrow particular securities and is often obligated to pay over to the securities lender any income, distributions or dividends received on such borrowed securities until it returns the security to the securities lender. The Target Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the securities lender, usually cash, U.S. Government securities or other liquid assets. The Target Fund will also be required to segregate or earmark similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the securities lender regarding payment over of any income, distributions or dividends received by the Target Fund on such security, the Target Fund may not receive any payments (including interest) on its collateral deposited with such securities lender. If the price of the security sold short increases between the time of the short sale and the time the Target Fund replaces the borrowed security, the Target Fund will incur a loss; conversely, if the price declines, the Target Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Target Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Short sales, even if covered, may represent a form of economic leverage and will create risks.

Restricted and Illiquid Securities. The Target Fund may invest in restricted, illiquid or less liquid securities or securities in which no secondary trading market is readily available or which are otherwise illiquid, including private placement securities.

The liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Target Fund in determining its NAV. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Target Fund’s assets in illiquid securities may restrict the ability of the Target Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Target Fund’s operations require cash, such as when the Target Fund pays dividends, and could result in the Target Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

“Restricted securities” are securities that are not registered under the Securities Act. Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to restrictions on resale, could be less than those originally paid by the Target Fund or less than their fair market value. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Target Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Target Fund may be required to bear the expenses of registration. Certain of the Target Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Target Fund may obtain access to material nonpublic information, which may restrict the Target Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Also, because there may not be an established market price for these securities, the Target Fund may have to estimate their value, which means that their valuation (and thus the valuation of the Target Fund) may have a subjective element.

Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities eligible for trading on national securities exchanges or in the OTC markets. Where registration is required for restricted or illiquid securities a considerable time period may elapse between the time the Target Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the Target Fund might obtain less favorable pricing terms that when it decided to sell the security.

Borrowings. The Target Fund reserves the right to borrow funds to the extent permitted as described under the below caption “Investment Restrictions.” The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Target Fund. Borrowing is a form of leverage and, in that respect, entails risks comparable to those associated with the issuance of Preferred Shares.

Reverse Repurchase Agreements. The Target Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by the Target Fund with an agreement by the Target Fund to repurchase the securities at an agreed upon price, date and interest payment. In accordance with Rule 18f-4 under the 1940 Act, when the Target Fund engages in reverse repurchase agreements and similar financing transactions, the Target Fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities the Target Fund has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Target Fund in connection with the reverse repurchase agreement may decline in price. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Target Fund’s obligation to repurchase the securities and the Target Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Target Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Securities Lending. The Target Fund may lend portfolio securities to certain borrowers that the Investment Advisor determines to be creditworthy, including borrowers affiliated with the Investment Advisor. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of the Target Fund if, as a result, the aggregate value of all securities loans of the Target Fund exceeds one-third of the value of the Target Fund’s total assets (including the value of the collateral received). The Target Fund may terminate a loan at any time and obtain the return of the securities loaned. The Target Fund receives, by way of substitute payment, the value of any interest or cash or non-cash distributions paid on the loaned securities that it would have otherwise received if the securities were not on loan.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. The Target Fund is compensated by any positive difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Target Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by the Target Fund for such loans, and uninvested cash, may be reinvested in certain short-term instruments either directly on behalf of the Target Fund or through one or more joint accounts or money market funds, including those affiliated with the Investment Advisor; such investments are subject to investment risk.

To the extent that the Target Fund engages in securities lending, the Target Fund conducts its securities lending pursuant to an exemptive order from the Commission permitting it to lend portfolio securities to borrowers affiliated with the Target Fund and to retain an affiliate of the Target Fund as securities lending agent. To the extent that the Target Fund engages in securities lending, BlackRock Investment Management, LLC (“BIM”) acts as securities lending agent for the Target Fund, subject to the overall supervision of the Investment Advisor, pursuant to the Securities Lending Agency Agreement. BIM administers the lending program in accordance with guidelines approved by the Board.

To the extent the Target Fund engages in securities lending, the Target Fund retains a portion of the securities lending income and remits the remaining portion to BIM as compensation for its services as securities lending agent. Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Target Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by the Investment Advisor (the “collateral investment fees”); however, the securities lending agent has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Target Fund bears to an annual rate of 0.04%. Such money market fund shares will not be subject to a sales load, distribution fee or service fee.

To the extent that the Target Fund invests cash collateral in a non-government money market fund, the Target Fund may be subject to a discretionary liquidity fee of up to 2% on all redemptions. Discretionary liquidity fees may be imposed or terminated at any time at the discretion of the board of directors of the money market fund, or its delegate, if it is determined that such fee would be, or would not be, respectively, in the best interest of the money market fund. Additionally, the Target Fund will be subject to a mandatory liquidity fee if the money market fund’s total net redemptions on a single day exceed 5% of the money market fund’s net assets, unless the liquidity costs are de minimis (i.e., less than one basis point (0.01%)). The money market fund will determine the size of the mandatory liquidity fee by making a good faith estimate of certain costs the money market fund would incur if it were to sell a pro rata amount of each security in the portfolio to satisfy the amount of net redemptions on that day. There is no limit to the size of a mandatory liquidity fee. If the money market fund cannot estimate the costs of selling a pro rata amount of each portfolio security in good faith and supported by data, it is required to apply a default liquidity fee of 1% on the value of shares redeemed on that day. The imposition of any such discretionary or mandatory liquidity fee would reduce the Target Fund’s returns on securities lending.

Under the securities lending program, the Target Fund is categorized into one of several specific asset classes. The determination of the Target Fund’s asset class category (fixed income, domestic equity, international equity, or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to by the Target Fund and BIM.

Pursuant to the current securities lending agreement, (i) if the Target Fund were to engage in securities lending, the Target Fund retains 82% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex (as defined in the SAI) in a calendar year exceeds a specified threshold, the Target Fund, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) if the Target Fund were to engage in securities lending, 85% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Leverage

The Target Fund currently leverages its assets through the use of preferred shares and residual interest municipal TOBs. The Target Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Target Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Target Fund’s investment objective and policies.

The use of leverage can create risks. When leverage is employed, the NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of the Target Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of the Target Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if BTA did not utilize leverage. A reduction in the Target Fund’s NAV may cause a reduction in the market price of its shares. During periods in which the Target Fund is using leverage, the fee paid to the Investment Advisor for advisory services will be higher than if the Target Fund did not use leverage, because the fees paid will be calculated on the basis of the Target Fund’s Net Assets, which includes the proceeds from leverage. The Target Fund’s leveraging strategy may not be successful.

Certain types of leverage the Target Fund may use may result in the Target Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Target Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Target Fund. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Target Fund’s portfolio in accordance with its investment objective and policies if the Target Fund were to utilize leverage.

Under the 1940 Act, the Target Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Target Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Target Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred shares (i.e., for every dollar of preferred shares outstanding, the Target Fund is required to have at least two dollars of assets). The 1940 Act also provides that the Target Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Target Fund.

Preferred Shares

The Target Fund has leveraged its portfolio by issuing preferred shares. Under the 1940 Act, the Target Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Target Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Target Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, the Target Fund would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Target Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value.

For tax purposes, the Target Fund is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its common shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which tax-exempt income, the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, the Target Fund will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the common shareholders but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the common shareholders, the advantage of the Target Fund’s leveraged structure to common shareholders will be reduced.

Tender Option Bond Transactions

The Target Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Target Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Target Fund. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third party investors, and TOB Residuals, which are generally issued to the Target Fund that transferred municipal bonds to the TOB Trust. The Target Fund may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from TOBs Liquidity Provider which allows holders to tender their position at par (plus accrued interest). The Target Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust after payment of TOB Trust expenses and interest on the TOB Floaters. The Target Fund contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If the Target Fund ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other BlackRock-Advised Funds may contribute municipal bonds to a TOB Trust into which the Target Fund has contributed municipal bonds. If multiple BlackRock-Advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the Target Fund ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Target Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by the Target Fund generally provide the Target Fund with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, the Target Fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a TOB transaction, in effect, creates exposure for the Target Fund to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by the Target Fund that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within the Target Fund (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

The Target Fund may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to the Target Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Target Fund upon the occurrence of termination events, as defined in the TOB Trust agreements, including if TOB Floaters that are tendered to the TOBs Liquidity Provider cannot be remarketed. Attempts to remarket tendered securities often failed during volatile market conditions in the past. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Target Fund) whereas in other termination events, the TOB Floaters and TOB Residual holders would be paid pro rata. If the proceeds upon liquidation of a TOB Trust, net of payment of fees, are less than the aggregate amount the TOB Residual and TOB Floater holders invested in the TOB Trust, the Target Fund as a TOB Residual holder will realize a loss on its investment, particularly if the TOB Floater holders are paid before the TOB Residual holders. The risk of such a loss may be greater during volatile market conditions when it may be difficult to sell the bonds held by a TOB Trust.

TOB Trusts are typically supported by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The Target Fund may invest in a TOB Trust on either a non-recourse or recourse basis. When the Target Fund invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If the Target Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Target Fund is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Target Fund invests in a recourse TOB Trust, the Target Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-Advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, Municipal Bonds of the Target Fund that are deposited into a TOB Trust are investments of the Target Fund and are presented on the Target Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in the Target Fund’s Statement of Assets and Liabilities. Interest income from the underlying Municipal Bonds is recorded by the Target Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of the Target Fund. In addition, under accounting rules, loans made to a TOB Trust sponsored by the Target Fund may be presented as loans of the Target Fund in the Target Fund’s financial statements even if there is no recourse to the Target Fund’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

Rule 18f-4 under the 1940 Act permits the Target Fund to enter into TOB Trust transactions and similar financing transactions (e.g., borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Target Fund either (i) complies with the 300% asset coverage ratio applicable to senior securities representing indebtedness with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as derivatives transactions under Rule 18f-4. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Target Fund’s ability to enter into or manage TOB Trust transactions.

See “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk” for a description of the risks involved with a TOB issuer.

Credit Facility

The Target Fund is permitted to leverage its portfolio by entering into one or more credit facilities. If the Target Fund enters into a credit facility, the Target Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Target Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Target Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Target Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Target Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Target Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Target Fund will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

Derivatives

The Target Fund may enter into derivative transactions that have leverage embedded in them. Derivative transactions that the Target Fund may enter into and the risks associated with them are described elsewhere and are also referred to as Strategic Transactions. The Target Fund cannot assure you that investments in derivative transactions that have leverage embedded in them will result in a higher return on its common shares. Under Rule 18f-4 under the 1940 Act, among other things, the Target Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Temporary Borrowings

The Target Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Common shareholders of each Fund are entitled to share pro rata in dividends declared by such Fund’s Board as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares. Common shareholders do not have preemptive or conversion rights and each Fund’s common shares are not redeemable. Voting rights are identical for the common shareholders of each Fund. Common shareholders of each Fund are entitled to one vote for each Share held by them and do not have any preemptive or preferential right to purchase or subscribe to any Shares of such Fund. Each Fund’s common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s common shares voting for the election of Board Members can elect all of the Board Members standing for election by such holders, and, in such event, the holders of the Fund’s remaining common shares will not be able to elect any Board Members. The outstanding Target Fund and Acquiring Fund common shares are fully paid and non-assessable, except that the Board of each Fund has the power to cause common shareholders to pay certain expenses of the applicable Fund by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. Whenever preferred shares, including VRDP Shares, are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, common shares or other shares, if any, ranking junior to the preferred shares, as to the payment of dividends and the distribution of assets upon dissolution, liquidation, or winding up of the Fund) or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares) unless all accumulated dividends on preferred shares have been paid and the Fund has redeemed the full number of any shares of preferred required to be redeemed, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Purchase and Sale of Common Shares

Purchase and sale procedures for the common shares of each of the Funds are identical. Each Fund has its common shares listed on the NYSE. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of each of the Funds through privately negotiated transactions with existing common shareholders. Set forth below is information about each Fund’s common shares as of June 30, 2025.

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
Target Fund (BTA)	Common Shares	Unlimited	0	13,439,892
Acquiring Fund (MUA)	Common Shares	199,998,250	0	38,478,279

Common Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

Acquiring Fund (MUA)	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
July 31, 2025	$10.53	$10.13	$11.04	$10.68	(4.62%)	(5.15%)	6,410,863
April 30, 2025	$11.28	$9.83	$11.75	$10.90	4.00%	9.82%	9,107,679
January 31, 2025	$12.47	$10.73	$11.81	$11.37	5.59%	5.63%	6,032,797
October 31, 2024	$12.66	$11.42	$11.91	$11.65	6.30%	1.97%	6,128,229
July 31, 2024	$11.81	$10.87	$11.87	$11.41	(0.51%)	(4.72%)	4,288,887
April 30, 2024	$11.37	$10.78	$11.54	$11.45	(1.47%)	(5.85%)	5,171,240
January 31, 2024	$11.30	$9.05	$11.50	$10.08	(1.74%)	(10.22%)	8,337,831
October 31, 2023	$10.16	$8.72	$11.22	$10.07	(9.45%)	(13.41%)	6,395,358

Target Fund (BTA)	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price
During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume
July 31, 2025	$9.33	$8.76	$9.89	$9.41	(5.66%)	(6.91%)	2,788,457
April 30, 2025	$10.12	$8.83	$10.59	$9.70	(4.44%)	(8.97%)	2,215,649
January 31, 2025	$10.91	$9.62	$10.72	$10.19	1.77%	(5.59%)	2,746,680
October 31, 2024	$10.77	$10.19	$10.88	$10.51	(1.01%)	(3.04%)	1,654,428
July 31, 2024	$10.41	$9.76	$10.73	$10.30	(2.98%)	(5.24%)	1,664,048
April 30, 2024	$10.42	$9.64	$10.56	$10.25	(1.33%)	(5.95%)	1,474,209
January 31, 2024	$10.58	$8.82	$10.51	$9.06	0.67%	(2.65%)	2,656,069
October 31, 2023	$9.80	$8.65	$10.19	$9.06	(3.83%)	(4.53%)	2,573,003

For the periods shown in the tables above, the common shares of each Fund have traded at both a premium and discount to NAV.

The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of July 31, 2025.

Fund	Market Price	NAV	Premium/(Discount) to NAV
Target Fund (BTA)	$ 8.86	$ 9.50	(6.74%)
Acquiring Fund (MUA)	$10.36	$10.74	(3.54%)

To the extent the Target Fund’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent the Target Fund’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganization, the Target Fund’s common shareholders may be negatively impacted if the Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund common shares improves.

There can be no assurance that, after the Reorganization, common shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganization, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganization, common shareholders of the Target Fund will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Fund prior to the Reorganization.

Common Share Dividend History

During the two most recent fiscal years, each Fund has made monthly cash distributions to holders of the Fund’s common shares and the aggregate amount of distributions declared during this period by the Acquiring Fund and the Target Fund was $1.272 and $1.104 per common share, respectively. Whenever preferred shares, including VRDP Shares, are outstanding, a Fund may not declare a dividend or distribution to common shareholders (other than a distribution in common shares of the Fund) or purchase its common shares unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Record Holders of Common Shares

As of August 18, 2025, each Fund had the following number of common shareholders:

Title of Class	Number of MUA Record Holders	Number of BTA Record Holders
Common Shares	177	7

EXPENSE TABLE FOR COMMON SHAREHOLDERS

The purpose of the comparative fee table below is to assist shareholders of each Fund in understanding the various costs and expenses of investing in common shares of each Fund and Combined Fund. The information in the table reflects the fees and expenses of the Target Fund and the Acquiring Fund (unaudited) and the pro forma expenses of the Combined Fund, for the Combined Fund, assuming the Reorganization had taken place on February 1, 2024. The fees and expenses for the Funds are estimated for the fiscal year ended July 31, 2025 and are based on actual fees and expenses incurred by the Funds for the twelve-month period ended January 31, 2025.

	Target Fund (BTA)	Acquiring Fund (MUA)	Combined Fund (BTA into MUA)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(1)	None	None	None
Dividend Reinvestment Plan Fees(2)	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares
Dividend Reinvestment Plan Sale Transaction Fee(2)	$2.50	—	—
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees(3)(4)	1.00%	0.77%	0.77%
Other Expenses(5)	0.30%	0.35%	0.30%
Interest Expense(6)	2.15%	1.41%	1.59%
Acquired Fund Fees and Expenses	0.00%	0.01%	0.01%
Total Annual Fund Operating Expenses(6)	3.45%	2.54%	2.67%

(1)	No sales load will be charged in connection with the issuance of Acquiring Fund common shares as part of the Reorganization. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.
(2)	The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. However, you will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Participants in the Target Fund that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUA that request a sale of shares are subject to a $0.02 per share sold brokerage commission. See “Automatic Dividend Reinvestment Plan” for additional information.
(3)

BTA currently pays the Investment Advisor a monthly fee at an annual rate of 1.00% of the average weekly value of its net assets. For purposes of calculating BTA’s contractual investment management fee, “net assets” means the total assets of BTA minus the sum of its accrued liabilities (which includes liabilities represented by TOB trusts and the liquidation preference of any outstanding preferred shares). The Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.55% of the average daily value of its Managed Assets. For purposes of calculating the Acquiring Fund’s contractual investment management fee, “Managed Assets” means the total assets of the Acquiring Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB trusts and the liquidation preference of any outstanding preferred shares). If the Reorganization is consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.55% of the average daily net assets of the Combined Fund.

(4)	Each Fund and the Investment Advisor have entered into the Fee Waiver Agreement), pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Investment Advisor or its affiliates and other exchange-traded products sponsored by the Investment Advisor or its affiliates, in each case that have a contractual fee, through June 30, 2027. In addition, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds managed by the Investment Advisor or its affiliates, through June 30, 2027. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Funds (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.
(5)	Other Expenses do not include extraordinary expenses incurred by the Target Fund. If included, Other Expenses would have been 0.32% for BTA.
(6)	The total expense table includes interest expense associated with the Funds’ investments in TOBs (also known as “inverse floaters”). Although such interest expense is actually paid by special purpose vehicles in which the Funds invest, they are recorded on the Funds’ financial statements for accounting purposes. The total expense table also includes, in interest expense, dividends associated with the VRDP Shares because the VRDP Shares are considered debt of the Funds for financial reporting purposes.

Each Fund uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investment in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by a Fund when it invests the proceeds from the leverage. In order to help you better understand the costs associated with the Funds’ leverage strategy, the Total Annual Fund Operating Expenses (excluding leverage expenses) for the Funds are presented below:

Target Fund (BTA)	Acquiring Fund (MUA)	Pro Forma Combined Fund (BTA into MUA)
1.20%	0.86%	0.85%

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if the Reorganization is completed with the costs of investing in the common shares of the Target Fund and the Acquiring Fund without the Reorganization. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the “Total Annual Fund Operating Expenses” for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
Target Fund (BTA)	$35	$106	$179	$373
Acquiring Fund (MUA)	$26	$79	$135	$288
Pro forma Combined Fund (BTA into MUA)	$27	$83	$141	$300

The examples set forth above assume common shares of each Fund were owned as of the completion of the Reorganization and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

Common shareholders of each Fund will indirectly bear a portion of the costs of the Reorganization. For the Target Fund, the expenses of the Reorganization are estimated to be approximately $365,000. For the Acquiring Fund, the expenses of the Reorganization are estimated to be approximately $513,000, of which the Investment Advisor will bear approximately $423,000. The actual costs associated with the Reorganization may be more or less than the estimated costs discussed herein.

VRDP Holders are not expected to bear any costs of the Reorganization.

CAPITALIZATION TABLE

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The table below sets forth the capitalization of BTA and MUA as of July 31, 2025 and the pro forma capitalization of the Combined Fund assuming the Reorganization was consummated as of July 31, 2025.

Capitalization of BTA and MUA as of July 31, 2025 and pro forma capitalization of the Combined Fund assuming the Reorganization was consummated as of July 31, 2025

(unaudited)

	Target Fund (BTA)	Acquiring Fund (MUA)	Adjustments		Pro forma Combined Fund (BTA into MUA)
Net Assets Attributable to:
Common Shares(1)	$127,682,362	$413,384,176	($455,000	)(2)	$540,611,538
VRDP Shares	$76,000,000	$175,000,000	—		$251,000,000
Shares Outstanding
Common Shares	13,439,892	38,478,279	(1,586,458	)(3)	50,331,713
VRDP Shares	760	1,750	—		2,510
NAV per Common Share	$9.50	$10.74			$10.74
Liquidation Preference per VRDP Share	$100,000	$100,000			$100,000

(1)	Based on the number of outstanding common shares as of July 31, 2025.
(2)	Reflects non-recurring aggregate estimated Reorganization expenses of $455,000, of which $365,000 was attributable to the Target Fund, and $90,000 was attributable to the Acquiring Fund.
(3)	Reflects adjustments due to differences in per common share NAV.

FINANCIAL HIGHLIGHTS

BlackRock Long-Term Municipal Advantage Trust (BTA)

The Financial Highlights table is intended to help you understand the Target Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of the Target Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Target Fund (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six month period ended January 31, 2025 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, the Target Fund’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2024 and the Report of the Independent Registered Public Accounting Firm thereon appear in the Target Fund’s Annual Report for the fiscal year ended July 31, 2024 and financial statements for the six-month period ended January 31, 2025 appear in the Target Fund’s most recent Semi-Annual Report, each of which is available upon request.

Please see next page for Financial Highlights Table

Target Fund (BTA) Financial Highlights

(For a share outstanding throughout each period)

	BTA
	Six Months Ended 01/31/25 (unaudited)		Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20
Net asset value, beginning of period	$10.73		$10.36	$11.17	$11.10		$13.31	$11.20	$12.47

Net investment income(a)	0.22		0.41	0.46	0.15		0.65	0.67	0.60
Net realized and unrealized gain (loss)	(0.20)		0.48	(0.71)	0.08		(2.21)	2.05	(1.26)

Net increase (decrease)from investment operations	0.02		0.89	(0.25)	0.23		(1.56)	2.72	(0.66)

Distributions to Common Shareholders(b)
From net investment income	(0.29	)(c)	(0.44)	(0.54)	(0.16)		(0.65)	(0.61)	(0.61)
Return of capital	—		(0.08)	(0.02)	—		—	—	—

Total distributions to Common Shareholders	(0.29)		(0.52)	(0.56)	(0.16)		(0.65)	(0.61)	(0.61)

Net asset value, end of period	$10.46		$10.73	$10.36	$11.17		$11.10	$13.31	$11.20

Market price, end of period	$9.89		$10.41	$9.71	$12.10		$10.43	$13.20	$10.92

Total Return Applicable to Common Shareholders(d)
Based on net asset value	0.21	%(e)	9.17%	(1.84)%	2.11	%(e)	(12.33)%	24.80%	(5.70)%

Based on market price	(2.34	)%(e)	13.01%	(15.07)%	17.71	%(e)	(16.93)%	26.94%	(3.49)%

Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	3.52	%(g)(h)(i)	3.83%	3.50%	2.31	%(g)(j)	1.72%	1.73%	2.54%

Total expenses after fees waived and/or reimbursed	3.52	%(g)(h)(i)	3.81%	3.49%	2.31	%(g)(j)	1.72%	1.73%	2.54%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs and reorganization costs(k)(l)	1.35	%(g)	1.19%	1.17%	1.16	%(g)(j)	1.15%	1.14%	1.13%

Net investment income to Common Shareholders	4.12	%(g)	4.01%	4.47%	5.49	%(g)	4.95%	5.32%	4.71%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$140,587		$144,189	$139,288	$150,113		$149,157	$178,752	$150,344

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$76,000		$76,000	$76,000	$76,000		$76,000	$76,000	$76,000

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$269,556	(m)	$277,323 (m)	$260,549 (m)	$239,633	(m)	$296,259 (n)	$335,200 (n)	$297,821 (n)

TOB Trust Certificates, end of period (000)	$6,915		$5,314	$10,757	$31,506		$31,735	$38,607	$36,908

Asset coverage per $1,000 of TOB Trust Certificates, end of period(o)	$32,277		$42,376	$20,983	$8,166		N/A	N/A	N/A

Portfolio turnover rate	12%		22%	20%	8%		17%	27%	34%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Reorganization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 3.54% and 3.54%, respectively.
(i)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.50% and 3.50%, respectively.
(j)	Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.40%, 2.39% and 1.24%, respectively.
(k)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(l)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/25 (unaudited)	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20
Expense ratios	1.16%	1.18%	1.16%	1.15%	1.14%	1.13%	1.12%

(m)	Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.
(n)	Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.
(o)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

	Target Fund (BTA)
	Year Ended April 30,
	2019		2018		2017		2016	2015
Net asset value, beginning of year	$12.28		$12.27		$12.89		$12.51	$12.02

Net investment income(a)	0.62		0.65		0.67		0.68	0.69
Net realized and unrealized gain (loss)	0.20		0.01		(0.63)		0.40	0.52

Net increase (decrease) from investment operations	0.82		0.66		0.04		1.08	1.21

Distributions to Common Shareholders from net investment income(b)	(0.63)		(0.65)		(0.66)		(0.70)	(0.72)

Net asset value, end of year	$12.47		$12.28		$12.27		$12.89	$12.51

Market price, end of year	$11.88		$11.20		$11.66		$12.28	$11.41

Total Return Applicable to Common Shareholders(c)
Based on net asset value	7.34%		5.76%		0.53%		9.51%	10.86%

Based on market price	12.12%		1.50%		0.28%		14.39%	7.65%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses(d)	2.67	%(e)	2.33	%(e)	2.00	%(e)	1.59%	1.47%

Total expenses after fees waived and/or reimbursed and paid indirectly(d)	2.67	%(e)	2.33	%(e)	2.00	%(e)	1.59%	1.47%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs(d)	1.13	%(e)	1.14	%(e)	1.13	%(e)	1.11%	1.11%

Net investment income to Common Shareholders	5.11%		5.21%		5.32%		5.45%	5.52%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$167,431		$164,787		$164,745		$173,050	$167,933

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$76,000		$76,000		$76,000		$76,000	$—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$320,304		$316,825		$316,770		$327,697	$—

Borrowings outstanding, end of year (000)	$34,595		$36,025		$32,093		$25,970	$84,867

Portfolio turnover rate	31%		44%		43%		29%	8%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

Year Ended April 30,
2019	2018	2017
1.12%	1.47%	1.52%

BlackRock MuniAssets Fund, Inc. (MUA)

The Financial Highlights table is intended to help you understand the Acquiring Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Common Share of the Acquiring Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Acquiring Fund (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six month period ended January 31, 2025 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, the Acquiring Fund’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2024 and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2024 and financial statements for the six-month period ended January 31, 2025 appear in the Target Fund’s most recent Semi-Annual Report, each of which is available upon request.

Please see next page for Financial Highlights Table

Acquiring Fund (MUA) Financial Highlights

(For a share outstanding throughout each period)

	MUA
	Six Months Ended 01/31/25 (unaudited)		Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22		Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20
Net asset value, beginning of period	$11.89		$11.28	$12.53	$12.42		$14.77	$12.83	$14.14

Net investment income(a)	0.29		0.50	0.50	0.15		0.57	0.62	0.63
Net realized and unrealized gain (loss)	(0.20)		0.72	(1.04)	0.10		(2.20)	1.96	(1.29)

Net increase (decrease)from investment operations	0.09		1.22	(0.54)	0.25		(1.63)	2.58	(0.66)

Distributions to Common Shareholders(b)
From net investment income	(0.33	)(c)	(0.53)	(0.50)	(0.14)		(0.58)	(0.64)	(0.63)
From net realized gain	—		—	(0.18)	—		(0.14)	—	(0.02)
Return of capital	—		(0.08)	(0.03)	—		—	—	—

Total distributions to Common Shareholders	(0.33)		(0.61)	(0.71)	(0.14)		(0.72)	(0.64)	(0.65)

Net asset value, end of period	$11.65		$11.89	$11.28	$12.53		$12.42	$14.77	$12.83

Market price, end of period	$11.05		$11.52	$10.24	$12.55		$11.90	$15.26	$12.48

Total Return Applicable to Common Shareholders(d)
Based on net asset value	0.81	%(e)	11.58%	(3.85)%	2.00	%(e)	(11.63)%	20.41%	(5.03)%

Based on market price	(1.31	)%(e)	19.09%	(12.86)%	6.63	%(e)	(18.05)%	27.89%	(12.80)%

Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	2.57	%(g)(h)(i)	2.77%	2.58%	1.67	%(g)(j)	0.98%	0.81%	0.98%

Total expenses after fees waived and/or reimbursed	2.55	%(g)(h)(i)	2.74%	2.57%	1.67	%(g)(j)	0.98%	0.80%	0.98%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs and reorganization costs(k)(l)	1.20	%(g)	0.97%	0.89%	0.88	%(g)(j)	0.77%	0.71%	0.69%

Net investment income to Common Shareholders	4.85%		4.41%	4.33%	4.75	%(g)	3.90%	4.39%	4.43%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$448,356		$456,983	$436,199	$481,717		$475,526	$552,373	$463,431

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$175,000		$175,000	$175,000	$175,000		$175,000	$—	$—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$342,565	(m)	$354,586 (m)	$334,645	$321,536		$371,729 (n)	$—	$—

TOB Trust Certificates, end of period (000)	$9,840		$4,500	$10,897	$42,444		$41,712	$68,781	$69,232

Asset coverage per $1,000 of TOB Trust Certificates, end of period(o)	$64,343		$141,427	$57,083	$16,471		N/A	N/A	N/A

Portfolio turnover rate	14%		18%	21%	5%		24%	19%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

(d)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 2.56% and 2.54%, respectively.
(i)	Reorganization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 2.57% and 2.56%, respectively.
(j)	Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.69%, 1.69% and 0.90%, respectively.
(k)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details
(l)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/25 (unaudited)	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21
Expense ratios	0.88%	0.86%	0.88%	0.88%	0.77%	0.71%

(m)	Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.
(n)	Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.
(o)	Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

	Acquiring Fund (MUA)
	Year Ended April 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.01	$14.07	$14.45	$14.12	$13.56

Net investment income(a)	0.67	0.68	0.70	0.72	0.73
Net realized and unrealized gain (loss)	0.12	(0.06)	(0.38)	0.35	0.59

Net increase (decrease) from investment operations	0.79	0.62	0.32	1.07	1.32

Distributions to Common Shareholders from net investment income(b)	(0.66)	(0.68)	(0.70)	(0.74)	(0.76)

Net asset value, end of year	$14.14	$14.01	$14.07	$14.45	$14.12

Market price, end of year	$14.98	$13.21	$14.82	$14.74	$14.22

Total Return Applicable to Common Shareholders(c)
Based on net asset value	5.97%	4.47%	2.23%	7.90%	10.11%

Based on market price	19.07%	(6.48)%	5.56%	9.30%	17.02%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.01%	0.93%	0.87%	0.81%	0.82%

Total expenses after fees waived and paid indirectly	1.01%	0.93%	0.87%	0.81%	0.82%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, and amortization of offering costs(d)	0.70%	0.69%	0.69%	0.70%	0.71%

Net investment income to Common Shareholders	4.77%	4.83%	4.93%	5.09%	5.24%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$509,645	$504,470	$505,306	$517,697	$505,341

Borrowings outstanding, end of year (000)	$71,659	$71,925	$67,507	$66,087	$61,066

Portfolio turnover rate	19%	15%	11%	18%	22%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.
(d)	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

FINANCIAL STATEMENTS

The financial statements of the Acquiring Fund for the fiscal year ended July 31, 2024 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October 3, 2024. The financial statements of the Acquiring Fund for the six-month period ended January  31, 2025 are incorporated by reference herein to the Acquiring Fund’s semi-annual report filed on Form N-CSRS on April 7, 2025.

The financial statements of the Target Fund for the fiscal year ended July 31, 2024 are incorporated by reference herein to the Target Fund’s annual report filed on Form N-CSR on October 3, 2024. The financial statements of the Target Fund for the six-month period ended January 31, 2025 are incorporated by reference herein to the Target Fund’s semi-annual report filed on Form N-CSRS on April 7, 2025.

SUPPLEMENTAL FINANCIAL STATEMENTS

A table showing the fees of the Acquiring Fund and the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Expense Table for Shareholders” of the Joint Proxy Statement/Prospectus.

The Reorganization will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to the Target Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences in the accounting, taxation and valuation policies of the Target Fund as compared to those of the Acquiring Fund.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BYLAWS OF THE TARGET FUND AND IN THE CHARTER AND BYLAWS OF THE ACQUIRING FUND

The Target Fund

The Target Fund’s Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Target Fund or to change the composition of its Board and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third-party from seeking to obtain control of the Target Fund. Such attempts could have the effect of increasing the expenses of the Target Fund and disrupting the normal operation of the Target Fund.

The Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Board members is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Board Member may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective trustee.

The Target Fund’s outstanding preferred shares, including VRDP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interests in the Target Fund, are entitled to elect two Board Members of the Target Fund at all times.

In addition, the Declaration of Trust requires the favorable vote of a majority of the Target Fund’s Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Target Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of the outstanding shares of all outstanding classes or series of shares and their associates, unless the transaction has been approved by at least 80% of the trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Target Fund shall be required. For purposes of these provisions, a 5% or greater holder of the outstanding shares or all outstanding classes or series of shares (a “Principal Shareholder”) refers to any corporation, person or other entity who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Target Fund.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of the Target Fund or any subsidiary of the Target Fund with or into any Principal Shareholder; the issuance of any securities of the Target Fund to any Principal Shareholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of the assets of the Target Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Target Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to the Target Fund or any subsidiary of the Target Fund, in exchange for securities of the Target Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than 2% of the total assets of the Target Fund, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class and series of the Target Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Declaration of Trust, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Declaration of Trust also provides that the Target Fund may be dissolved only upon the approval of not less than 80% of the trustees.

The Board has determined that provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. For a more complete explanation, see the Declaration of Trust, on file with the SEC, for the full text of these provisions.

The Target Fund’s Bylaws generally require that advance notice be given to the Target Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Target Fund not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the Bylaws.

Effective August 1, 2022, the State of Delaware enacted new control beneficial interest acquisition provisions of the Delaware Statutory Trust Act (the “Delaware CBIA Statute”) that automatically applies to Delaware statutory trusts that are registered as closed-end management investment companies under the 1940 Act, such as the Target Fund. In general, the Delaware CBIA Statute limits the right of holders who acquire “control beneficial interests” of a statutory trust to vote those beneficial interests on matters under the Delaware Statutory Trust Act or the governing instrument of the Target Fund unless approved by disinterested shareholders holding two-thirds of the votes entitled to be cast. The Delaware CBIA Statute generally defines “control beneficial interests” to include beneficial interests that, in the absence of the Delaware CBIA Statute, if aggregated with all other beneficial interests of the statutory trust that are either (i) owned by the acquiring person (or an associate) or (ii) in respect of which the acquiring person (or an associate) is entitled to exercise or direct the exercise of voting power, would entitle that person to exercise or direct the exercise of voting power of beneficial interests in the election of trustees, within any of certain specified ranges of voting power starting at 10%. The Delaware CBIA Statute requires acquiring persons to disclose to the statutory trust any control beneficial interest acquisition within 10 days of such acquisition. The Delaware CBIA Statute allows a statutory trust’s governing instrument or board of trustees to provide exemptions from the statute’s limitations to acquisitions of beneficial interests, including as to any series or classes of beneficial interests. The Board of Trustees of the Target Fund has exempted acquisitions of preferred shares from the statute’s limitations.

The Acquiring Fund

The Acquiring Fund’s charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Acquiring Fund or to change the composition of its Board and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third-party from seeking to obtain control of the Acquiring Fund. A Director may be removed from office with or without cause but only by vote of the holders of at least 66 2/3% of the shares entitled to vote in an election to fill that directorship.

In addition, the charters requires the favorable vote of the holders of at least 66 2/3% of the Acquiring Fund’s shares to approve, adopt or authorize the following:

•	a merger or consolidation or statutory share exchange of the Acquiring Fund with any other corporation;

•	a sale of all or substantially all of the Acquiring Fund’s assets (other than in the regular course of the Fund’s investment activities); or

•	a liquidation or dissolution of the Acquiring Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Directors fixed in accordance with the Bylaws, in which case the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Acquiring Fund entitled to vote thereon is required.

The Bylaws provide that the Board has the power, to the exclusion of shareholders, to make, alter or repeal any of the Bylaws (except for any Bylaw specified not to be amended or repealed by the Board), subject to the charter and the requirements of the 1940 Act. Certain provisions of the charter require the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of capital stock of the Acquiring Fund entitled to be voted on the matter, including that certain provisions of the charter cannot be amended or repealed except by the vote of such required number of shares.

The Board has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the charter on file with the SEC for the full text of these provisions.

The Acquiring Fund’s Bylaws generally require that advance notice be given to the Fund in the event a shareholders desires to nominate a person for election to the Board or to transact any other business at an annual meeting of stockholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Acquiring Fund not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholders must be accompanied by certain information as provided in the Bylaws.

The Maryland General Corporation Law provides that a Maryland corporation that has a class of securities registered under the Exchange Act and has at least three independent directors can elect to be subject to certain corporate governance provisions that may be inconsistent with the corporation’s charter or bylaws. Under the applicable statute, if so elected, a board of directors may classify itself without the vote of stockholders. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws, (i) reserve for itself the right to fix the number of directors; (ii) retain for itself sole authority to fill vacancies created by an increase in the size of the board of directors or the death, removal or resignation of a director; and (iii) provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum. Any director elected to fill such vacancy shall hold office for the remainder of the unexpired term and until his or her successor is elected and qualified. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. The Acquiring Fund is not prohibited from implementing any or all of the statute.

Pursuant to the Acquiring Fund’s charter, the Fund has elected to be subject to a specific provision of the statute such that all vacancies on the Board resulting from an increase in the size of the Board or the death, resignation or removal of a Director, may be filled only by the affirmative vote of a majority of the remaining Directors, even if the remaining Directors do not constitute a quorum.

GOVERNING LAW

The Target Fund was formed as a Delaware statutory trust by the laws of the State of Delaware on November 7, 2005, and commenced operations on February 28, 2006.

The Acquiring Fund was incorporated as a Maryland corporation governed by the laws of the State of Maryland on April 15, 1993, and commenced operations on June 25, 1993.

Shareholders should refer to the relevant laws of each state and the provisions of each Fund’s applicable organizational documents for a more thorough explanation. Such documents are filed as part of each Fund’s registration statement with the SEC, and shareholders may obtain copies of such documents as described on pages iii-iv of this Proxy Statement.

CONVERSION TO OPEN-END FUND

Conversion of the Acquiring Fund to an open-end investment company would require an amendment to the Acquiring Fund’s charter. The amendment would have to be declared advisable by the Board prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Acquiring Fund’s outstanding shares of capital stock entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Directors fixed in accordance with the Bylaws). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their common shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Acquiring Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the Common Stock would no longer be listed on a stock exchange.

To convert the Target Fund to an open-end investment company, the Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Target Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Board Members, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Target Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Target Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, we anticipate conversion of the Target Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Conversion of the Target Fund to an open-end investment company would require the redemption of outstanding preferred shares, if any, which could eliminate or alter the leveraged capital structure of the Target Fund with respect to the common shares. Following any such conversion, it is possible that certain of the Target Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. The Target Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Target Fund were converted to an open-end fund, it is likely that new shares would be sold at net asset value plus a sales load. The Board believes, however, that the closed-end structure is desirable in light of the Target Fund’s investment objective and policies. Therefore, you should assume that it is not likely that the Board would vote to convert the Target Fund to an open-end fund.

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund’s common shares would cease to be listed on the NYSE and the Fund’s preferred shares would be redeemed. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at NAV plus a sales load. Each Board believes, however, that its Fund’s closed-end structure is desirable in light of its Fund’s investment objective and policies. Therefore, shareholders should assume that it is not likely that any Board would vote to convert its Fund to an open-end fund.

VOTE REQUIRED AND MANNER OF VOTING PROXIES

Record Date

The Funds have fixed the close of business on August 18, 2025 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each Share held, with no Shares having cumulative voting rights.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the Special Meeting.

As of the Record Date, the Funds had the following number of common shares and preferred shares outstanding:

Title of Class	Target Fund (BTA)	Acquiring Fund (MUA)
Common shares	13,439,892	38,478,279
VRDP Shares	760	1,750

Proxies

Shareholders may vote by participating at the Special Meeting remotely, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote should you decide to attend the Special Meeting remotely. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at 50 Hudson Yards, New York, New York 10001, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting. The giving of a proxy will not affect your right to vote if you attend the Special Meeting and wish to do so.

Votes cast by proxy or at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The presence at the Special Meeting or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum to conduct business at the Special Meeting, except with respect to any matter which requires approval by a separate vote of one or more classes or series of shares, in which case the presence at the Special Meeting or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class or series entitled to vote as a separate class or series shall constitute a quorum to conduct business at the Special Meeting. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the chair of the

Special Meeting shall have power to adjourn the meeting from time to time, in the manner provided in the Fund’s bylaws, until a quorum shall be present or represented.

The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes”, if any, as present for purposes of determining a quorum, subject to any applicable rules of the NYSE.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the applicable proposals before the Special Meeting. Each Fund expects that broker-dealer firms holding shares of the Fund in “street name” for their customers will not be permitted by NYSE rules to vote on the applicable proposals on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners. Accordingly, each Fund does not expect to receive any “broker non-votes.” Broker non-votes occur when shares are held by brokers or nominees for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting. We urge you to instruct your broker or other nominee to vote your shares.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each proposal on which you are entitled to vote.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes, if any, will not be voted.

Target Fund VRDP Holders are being asked to consider Proposals 1(A) and 1(B) below. With respect to Proposals 1(A) and 1(B), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposals.

Acquiring Fund VRDP Holders are being asked to consider Proposals 1(C) and 2 below. With respect to Proposals 1(C) and 2, abstentions will be counted as “votes cast” and will therefore have the same effect as votes “AGAINST” the proposals and broker non-votes will not have any effect on the result of the vote.

Voting Requirement for Proposal 1: The Reorganization of the Funds

Proposal	Required Approval of Shareholders
Proposal 1(A): The common shareholders and VRDP Holders of the Target Fund are being asked to vote as a single class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of the Target Fund’s assets and the assumption by the Acquiring Fund of substantially all of the Target Fund’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of the Target Fund, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by the Target Fund of its registration under the 1940 Act, and the liquidation, dissolution and termination of the Target Fund in accordance with its Amended and Restated Agreement and Declaration of Trust and Delaware law.	1940 Act Majority

Proposal 1(B): The VRDP Holders of the Target Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the Reorganization.	Majority of Target Fund VRDP Shares outstanding

Proposal 1(C): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the Reorganization Agreement and the transactions contemplated therein, including amendments to the Articles Supplementary of Variable Rate Demand Preferred Shares of the Acquiring Fund (the “Articles Supplementary”) in connection with the issuance of additional Acquiring Fund VRDP Shares.	1940 Act Majority

Voting Requirement for Proposal 2: The Issuance of Acquiring Fund Common Shares

Proposal	Required Approval of Shareholders
Proposal 2: The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional Acquiring Fund common shares in connection with the Reorganization.	Majority of votes entitled to vote

ADDITIONAL INFORMATION

Share Ownership

Information relating to each Board Member’s share ownership in each Fund and in the other funds in the BlackRock Fixed-Income Complex that are overseen by the respective director (“Supervised Funds”) as of December 31, 2024 is set forth in the chart below:

Name of Board Member	Aggregate Dollar Range of Common Shares in BTA	Aggregate Dollar Range of Common Shares in the Acquiring Fund (MUA)	Aggregate Dollar Range of Common Shares in Supervised Funds*
Independent Board Members
Cynthia L. Egan	None	None	Over $100,000
Lorenzo A. Flores	None	None	Over $100,000
Stayce D. Harris	$1-$10,000	$1-$10,000	$10,001-$50,000
J. Phillip Holloman	None	None	None
R. Glenn Hubbard	$1-$10,000	None	Over $100,000
W. Carl Kester	$1-$10,000	$1-$10,000	Over $100,000
Catherine A. Lynch	None	$10,001-$50,000	Over $100,000
Arthur P. Steinmetz	None	None	Over $100,000

Interested Board Members
John M. Perlowski	None	None	Over $100,000
Robert Fairbairn	None	None	Over $100,000

As of July 31, 2025, all Board Members and executive officers as a group owned less than 1% of the outstanding shares of each Fund which they oversee (or are nominated to oversee), and the Chief Financial Officer of each Fund did not own any shares in the Fund.

5% Beneficial Share Ownership

To each Fund’s knowledge based on Schedule 13D/13G filings made on or before August 18, 2025, no person beneficially owned more than 5% of the Fund’s respective outstanding shares.

As of August 1, 2025, the officers and Board Members of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares of each such Fund and none of the outstanding VRDP Shares of each such Fund.

Independent Registered Public Accounting Firm

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed Deloitte & Touche LLP to be each Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at 115 Federal Street, Boston, Massachusetts 02110.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed upon by Willkie Farr & Gallagher LLP, which serves as counsel to the Funds. Certain legal matters concerning the issuance of the new common shares and VRDP Shares of the Acquiring Fund will be passed upon by Miles & Stockbridge P.C., which serves as special Maryland counsel to the Acquiring Fund.

Submission of Shareholder Proposals

To be considered for presentation at a shareholder’s meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The Amended and Restated Bylaws of the Target Fund were filed with the SEC on October 29, 2010 on Form 8-K, and the Amended and Restated Bylaws of the Acquiring Fund were filed with the SEC on November 2, 2021 on Form 8-K. Shareholders may obtain copies of such documents as described on pages iii-iv of this Proxy Statement.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at 50 Hudson Yards, New York, New York 10001.

Standstill Agreements

On May 3, 2024, each Fund and the Investment Advisor separately entered into a standstill agreement with Karpus Management, Inc (“Karpus”). During the effective period of each such standstill agreement, Karpus, each Fund and the Investment Advisor agreed to be bound by the terms of such agreement, which include an agreement by Karpus to (1) abide by certain standstill covenants, and (2) vote its common shares of the Fund, if any, in accordance with the recommendation of such Fund’s Board on all proposals submitted to shareholders. Each such standstill agreement will remain in effect until the earlier of (A) May 3, 2027 and (B) 10 days prior to the record date for the applicable Fund’s 2027 annual meeting of shareholders, unless the agreement is terminated earlier by the parties.

On January 20, 2025, each Fund and the Investment Advisor entered into a standstill agreement with Saba Capital Management, L.P. (“Saba”). During the effective period of each such standstill agreement, Saba, each Fund and the Investment Advisor agreed to be bound by the terms of such agreement, which include an agreement by Saba to (1) abide by certain customary standstill covenants, and (2) vote its common shares of the Fund, if any, in accordance with the recommendation of such Fund’s Board on all matters submitted to shareholders. Each such standstill agreement will remain in effect until the day following completion of the applicable Fund’s 2027 annual meeting of shareholders or August 31, 2027, whichever is earlier, unless the agreement is terminated earlier by the parties.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual Board Member should write to the attention of the Secretary of their Fund, 50 Hudson Yards, New York, New York 10001. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO of their respective Fund, 50 Hudson Yards, New York, New York 10001. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

Expense of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and this Proxy Statement, and costs in connection with the solicitation of proxies will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Proxy Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can reasonably be attributed to one or more specific Fund(s).

Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about September 12, 2025. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Investment Advisor and their affiliates as well as dealers or their representatives may solicit proxies in person or by mail, telephone, fax or the internet. The Funds and the Investment Advisor have retained Georgeson LLC to assist with the distribution of proxy materials and the solicitation and tabulation of proxies. The cost of Georgeson LLC’s services in connection with the proxy is anticipated to be approximately $58,000 and $145,000 for the Target Fund and the Acquiring Fund, respectively.

The Funds are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information, and why in certain cases we may share such information with select other parties.

The Funds do not receive any non-public personal information relating to their shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record holders of a Fund, the Fund receives personal non-public information on account applications or other forms. With respect to these shareholders, the Funds also have access to specific information regarding their transactions in each Fund.

The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders’ accounts (for example, to a transfer agent).

The Funds restrict access to non-public personal information about their shareholders to BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information, and why in certain cases we may share such information with select other parties.

The Funds do not receive any non-public personal information relating to their shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record holders of a Fund, the Fund receives personal non-public information on account applications or other forms. With respect to these shareholders, the Funds also have access to specific information regarding their transactions in each Fund.

The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders’ accounts (for example, to a transfer agent).

The Funds restrict access to non-public personal information about their shareholders to BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

Incorporation by Reference

The financial statements of the Acquiring Fund for the fiscal year ended July 31, 2024 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October 3, 2024. The financial statements of the Acquiring Fund for the six-month period ended January 31, 2025 are incorporated by reference herein to the Acquiring Fund’s semi-annual report filed on Form N-CSRS on April 7, 2025.

The financial statements of the Target Fund for the fiscal year ended July 31, 2024 are incorporated by reference herein to the Target Fund’s annual report filed on Form N-CSR on October 3, 2024. The financial statements of the Target Fund for the six-month period ended January 31, 2025 are incorporated by reference herein to the Target Fund’s semi-annual report filed on Form N-CSRS on April 7, 2025.

See “Financial Statements.” The financial statements have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as set forth in their report thereon and incorporated herein by reference. Such financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

Adjournments and Postponements

Failure of a quorum to be present at the Special Meeting may necessitate adjournment. The Board of each Fund, prior to the Special Meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of the Special Meeting may also adjourn the Special Meeting from time to time with respect to either Fund and one or more matters to be considered by a Fund, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place by which shareholders may be deemed to be present and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of the Special Meeting may adjourn the Special Meeting to permit further solicitation of proxies with respect to a proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of shareholders. At the adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the record date.

Please vote promptly by signing and dating each enclosed proxy card, and if received by mail, returning it (them) in the accompanying postage paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or via the Internet.

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

By Order of the Boards,

Janey Ahn

Secretary of the Funds

September 8, 2025

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

[•], 2025

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, BlackRock Long-Term Municipal Advantage Trust, a registered diversified closed-end investment company, File No. 811-21835 (the “Target Fund”), and BlackRock MuniAssets Fund, Inc., a registered diversified closed-end investment company, File No. 811-07642 (the “Acquiring Fund” and together with the Target Fund, the “Funds”), each hereby enter into this Agreement and Plan of Reorganization (the “Agreement”) as of the date set forth above and agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a) The Acquiring Fund is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject:

(i) in the case of the consummation of the Reorganization, to the approval of this Agreement and the transactions contemplated herein, including amendments to the Articles Supplementary (as defined below) in connection with the issuance of additional Acquiring Fund VRDP Shares (as defined in Section 1(o) herein) in the Reorganization, by the holders of the Acquiring Fund VRDP Shares (“Acquiring Fund VRDP Holders”) voting as a separate class, and

(ii) in the case of the issuance of additional Acquiring Fund Common Shares (as defined in Section 1(o) herein) in connection with the Reorganization, to the approval of such issuance of additional Acquiring Fund Common Shares by the common shareholders of the Acquiring Fund (“Acquiring Fund Common Shareholders” and together with the Acquiring Fund VRDP Holders, the “Acquiring Fund Shareholders”) and the Acquiring Fund VRDP Holders voting as a single class, in each case as described in Sections 9(a) and 9(b) hereof.

(d) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Directors, and this Agreement constitutes a valid and binding contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e) The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(f) An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Shares (as defined in Section 1(o) herein) to be issued to the Target Fund shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently applied.

(g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization other than as have been disclosed to the Target Fund and/or in the N-14 Registration Statement (as defined in Section 1(l) herein). The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(i) The Acquiring Fund is not obligated under any provision of its charter or Bylaws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2025, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(k) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l) The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement for the common shareholders of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(m) The proxy statement for the Acquiring Fund VRDP Holders and holders of the Target Fund VRDP Shares (as defined in section 2(o) herein) (the “Target Fund VRDP Holders”) with respect to the transactions contemplated herein, and any supplement or amendment thereto (the “Preferred Shares Proxy Statement”) or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the Preferred Shares Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Preferred Shares Proxy Statement.

(n) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o) The Acquiring Fund is authorized to issue 199,998,250 shares of common stock, par value $0.10 per share (the “Acquiring Fund Common Shares”) and 1,750 shares of Series W-7 Variable Rate Demand Preferred Shares or any other series of Variable Rate Demand Preferred Shares, par value $0.10 per share and liquidation preference $100,000 per share (the “Acquiring Fund VRDP Shares” and together with the Acquiring Fund Common Shares, the “Acquiring Fund

Shares”). Each outstanding Acquiring Fund Share is fully paid and nonassessable, and has the voting rights provided by the Acquiring Fund’s charter, Bylaws and applicable law.

(p) The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(q) The Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s charter or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.

(r) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(s) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Shares to the Target Fund Shareholders.

(t) The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2. REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Target Fund is a statutory trust duly formed, validly existing and in good standing in conformity with the laws of the State of Delaware and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Target Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization, to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of Trustees and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d) The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e) An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization other than as have been disclosed to the Acquiring Fund. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h) The Target Fund is not obligated under any provision of its Agreement and Declaration of Trust or Bylaws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Annual Report for the fiscal year ended July 31, 2025, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund as of the Valuation Time, other than cash held in liability reserves in amounts necessary to pay taxes and expenses as provided in Section 6(a)(ii) and Section 6(c)(iv) of this Agreement, respectively, and distributions, if any, as provided in Section 3(c) and Section 9(l) of this Agreement. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l) The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m) The Preferred Shares Proxy Statement for the Target Fund VRDP Holders with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Preferred Shares Proxy Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the Preferred Shares Proxy Statement.

(n) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o) The Target Fund is authorized to issue an unlimited number of common shares, par value $0.001 per share (the “Target Fund Common Shares”), and 760 shares of Series W-7 Variable Rate Demand Preferred Shares or any other series of Variable Rate Demand Preferred Shares, par value $0.001 per share and liquidation preference $100,000 per share (the “Target Fund VRDP Shares” and together with the Target Fund Common Shares, the “Target Fund Shares”). Each outstanding Target Fund Share is duly and validly issued and is fully paid and nonassessable, except as provided by the Target Fund’s Agreement and Declaration of Trust, and has the voting rights provided by the Target Fund’s Agreement and Declaration of Trust, Bylaws and applicable law. The Target Fund has no outstanding preferred shares other than 760 Target Fund VRDP Shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund. All of the issued and outstanding Target Fund Common Shares will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 7(d).

(p) All of the issued and outstanding Target Fund Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(q) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the Reorganization, except in distribution to the Target Fund Shareholders as provided in Section 3 of this Agreement.

(r) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(s) The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3. THE REORGANIZATION.

(a) Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments held by the Target Fund), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Shares provided in Section 4 of this Agreement, provided however that if, pursuant to the provisions of paragraph (c) of this Section 3 and paragraph (l) of Section 9 hereof, (i) the Target Fund determines to make any portion of the UNII Distributions (as defined in Section 3(c) herein) to the Target Fund Common Shareholders (as defined below) after the Closing Date, the Target Fund Investments to be conveyed, transferred and delivered to the Acquiring Fund hereunder will exclude the amounts required for the payment of such portion of the UNII Distributions and the liabilities to be assumed by the Acquiring Fund shall not include such undistributed amount of such UNII Distributions, or (ii) the Target Fund determines that the Acquiring Fund will pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date, then the Target Fund Investments to be conveyed, transferred and delivered to the Acquiring Fund hereunder will include the amounts required for the payment of such portion of the UNII Distributions and the liabilities to be assumed by the Acquiring Fund shall include such undistributed amount of such UNII Distributions. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the laws of Maryland.

(b) If the investment adviser determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Joint Proxy Statement/Prospectus, a copy of which has been delivered (including by electronic format) to the Target Fund, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of Trustees or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

(c) Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to holders of Target Fund Common Shares (“Target Fund Common Shareholders”) entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Target Fund may pay amounts in respect of such distributions (“UNII Distributions”) in one or more distributions to Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date. In addition, the Acquiring Fund may pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(d) Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares and Acquiring Fund VRDP Shares received by it to its shareholders, pro rata, and cash in lieu of fractional shares, as provided in subsection (f) of Section 4 below. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(e) The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(f) The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

(g) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

(h) The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving and terminating under the laws of the State of Delaware and will withdraw its authority to do business in any state where it is registered.

(i) For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4. ISSUANCE AND VALUATION OF ACQUIRING FUND SHARES IN THE REORGANIZATION.

(a) A number of Acquiring Fund Common Shares with an aggregate net asset value equal to the value of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments held by the Target Fund) acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such Target Fund Investments, which shall be determined as set forth below. The value of each Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Fund.

(b) A number of Acquiring Fund VRDP Shares equal to the number of Target Fund VRDP Shares outstanding immediately prior to the Closing Date, with the terms described in the Preferred Shares Proxy Statement, shall be issued by the Acquiring Fund to the Target Fund. No fractional Acquiring Fund VRDP Shares will be issued. The Target Fund may pay any accumulated and unpaid dividends with respect to any outstanding Target Fund VRDP Shares prior to the Closing Date, up to and including the day immediately preceding the Closing Date.

(c) The net asset value of the Acquiring Fund and the Target Fund, the values of their assets, the amounts of their liabilities, and the liquidation preference (including accumulated and unpaid dividends) of the Target Fund VRDP Shares and the Acquiring Fund VRDP Shares shall be determined as of the Valuation Time in accordance with the regular procedures of the Acquiring Fund or such other valuation procedures as shall be mutually agreed by the parties, and no adjustment will be made to the net asset value or liquidation preference so determined of any Fund to take into account differences in realized and unrealized gains and losses.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference (including accumulated and unpaid dividends) per share of the Acquiring Fund VRDP Shares shall be determined in accordance with such procedures.

For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding Target Fund VRDP Shares or Acquiring Fund VRDP Shares, as the case may be, shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

(d) The Acquiring Fund shall issue to each Target Fund Common Shareholder book-entry interests for the Acquiring Fund Common Shares registered in the name of such Target Fund Common Shareholder on the basis of each such holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares, subject to paragraph (f) below with respect to fractional shares.

(e) The Acquiring Fund shall issue to each Target Fund VRDP Holder book-entry interests for the Acquiring Fund VRDP Shares registered in the name of such Target Fund VRDP Holder on a one-for-one basis for each holder’s holdings of the Target Fund VRDP Shares. The Target Fund VRDP Holders shall not receive, or be entitled to, any payment or other consideration in connection with or as a result of the Reorganization other than as provided in this Agreement. In connection with such issuance, the Acquiring Fund shall amend (or shall already have amended) the Acquiring Fund VRDP Shares’ Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (the “Articles Supplementary”), share certificates representing such Acquiring Fund VRDP Shares and such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares, in each case as of, or prior to, the Closing Date and only to the extent necessary or applicable to such agreement, instrument or document, to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization.

(f) No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon issuance of book-entry interests representing Acquiring Fund Common Shares.

5. PAYMENT OF EXPENSES.

(a) The Target Fund and the Acquiring Fund will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of Directors or Board of Trustees, as applicable (the “Board”), expenses incurred in connection with the preparation of this Agreement, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement and the Preferred Shares Proxy Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Joint Proxy Statement/Prospectus, the Preferred Shares Proxy Statement and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the preferred shares, legal fees incurred in connection with amending the transaction documents for the preferred shares, which may include the legal fees of counterparties and service providers to the extent applicable, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, rating agency fees associated with the ratings of the preferred shares in connection with the Reorganization, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of the Funds, provided, that the Acquiring Fund’s investment adviser may bear all or a portion of the reorganization expenses of each Fund as set forth in the N-14 Registration Statement. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

(b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6. COVENANTS OF THE FUNDS.

(a) COVENANTS OF EACH FUND.

(i) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date, except to the extent that the Target Fund is required or permitted to dispose of assets prior to the Closing Date pursuant to Section 3(a), Section 3(b) or Section 4(b) of this Agreement.

(ii) Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii) The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP (“Willkie”), counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie).

(iv) In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

(v) The Acquiring Fund VRDP Shares to be transferred to the Target Fund for distribution to the Target Fund VRDP Holders on the Closing Date shall only be distributed to the Target Fund VRDP Holders in accordance with an available exemption from registration under the 1933 Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the 1933 Act.

(vi) Each Fund shall use reasonable efforts to obtain all requisite consents and approvals necessary to consummate the Reorganization.

(b) COVENANTS OF THE ACQUIRING FUND.

(i) The Acquiring Fund will file the N-14 Registration Statement and the Preferred Shares Proxy Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement and the Preferred Shares Proxy Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

(iii) Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

(iv) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

(v) The Acquiring Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus (but only to the Acquiring Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Acquiring Fund VRDP Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(vi) The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization to be rated no lower than the rating assigned to the Acquiring Fund VRDP Shares immediately prior to the Closing Date by the rating agencies then rating the Acquiring Fund VRDP Shares.

(vii) The Acquiring Fund shall use reasonable efforts to amend the following documents to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization: (1) the Articles Supplementary; (2) share certificates representing Acquiring Fund VRDP Shares; (3) the VRDP Shares Fee Agreement for the Acquiring Fund VRDP Shares; (4) the VRDP Shares Purchase Agreement for the Acquiring Fund VRDP Shares; (5) the VRDP Shares Remarketing Agreement for the Acquiring Fund VRDP Shares; (6) the Tender and Paying Agent

Agreement for the Acquiring Fund VRDP Shares; and (7) such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares, in each case by the Closing Date and only to the extent necessary or applicable to such agreement, instrument or document.

(c) COVENANTS OF THE TARGET FUND.

(i) The Target Fund agrees that following the consummation of the Reorganization, following the payment of any portion of the UNII Distribution to be paid to the Target Fund Common Shareholders by the Target Fund in accordance with Sections 3(c) and 9(l) hereof following the Closing, it will dissolve in accordance with the laws of the State of Delaware and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(ii) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii) The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus (but only to the Target Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Target Fund VRDP Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv) After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

(v) Upon the request of the Acquiring Fund, the Target Fund shall use reasonable efforts to perform the following actions by the Closing Date or such later time as may be agreed to by the Acquiring Fund: (a) terminate the VRDP Shares Fee Agreement, the VRDP Shares Purchase Agreement, the VRDP Shares Remarketing Agreement and the Tender and Paying Agent Agreement and such other agreements, instruments or documents related to the Target Fund VRDP Shares, (b) withdraw the ratings assigned to the Target Fund VRDP Shares, (c) cancel the share certificates representing Target Fund VRDP Shares, and (d) withdraw or deregister the Target Fund VRDP Shares from The Depository Trust Company.

7. CLOSING DATE.

(a) The closing of the Reorganization (the “Closing”) shall occur prior to the opening of the NYSE at the offices of Willkie, 787 Seventh Avenue, New York, New York 10019, or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b) On the Closing Date, the Target Fund shall deliver the Target Fund Investments to the Acquiring Fund, and the Acquiring Fund shall issue the Acquiring Fund Shares as provided in this Agreement. To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(d) On the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Common Shareholders of record immediately prior to the Closing Date and the number of Target Fund Common Shares owned by each such Target Fund Common Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund Common Shares or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8. CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been approved by at least two-thirds of the members of the Board of the Target Fund and by the affirmative vote of the Target Fund Common Shareholders and the Target Fund VRDP Holders, voting as a single class, representing a 1940 Act Majority (as defined below) of the outstanding shares entitled to vote on this Agreement, and by the affirmative vote of a majority of Target Fund VRDP Shares outstanding, voting as a separate class. A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the class or classes of Target Fund Shares entitled to vote on such proposal present at the Target Fund’s shareholder meeting where this Agreement shall be approved, if the holders of more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal are present or represented by proxy or (ii) more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal, whichever is less.

(b) That the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund (i) a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund Shares in connection with the Reorganization adopted by the Board of the Acquiring Fund, (ii) a certificate setting forth the vote of the Acquiring Fund VRDP Holders, voting as a separate class, approving this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization, and the vote of the Acquiring Fund Common Shareholders and the Acquiring Fund VRDP Holders, voting as a single class, approving the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization, and (iii) a certificate certifying that the Acquiring Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Acquiring Fund’s Secretary or any Assistant Secretary.

(c) That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(d) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f) That the Target Fund shall have received the opinion of Miles & Stockbridge P.C., special Maryland counsel to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i) The Acquiring Fund is validly existing as a corporation under the laws of the State of Maryland and in good standing under the laws of the State of Maryland and has the corporate power to conduct its business as described in the definitive Joint Proxy Statement/Prospectus filed with the SEC pursuant to Rule 424(b) under the 1933 Act.

(ii) The Acquiring Fund has the corporate power and authority to execute and deliver the Agreement and perform all of its obligations under the Agreement under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Acquiring Fund of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Acquiring Fund under the laws of the State of Maryland and the Acquiring Fund’s charter.

(iii) The execution and delivery by the Acquiring Fund of this Agreement did not, and the performance of the Acquiring Fund’s obligations under the Agreement will not, violate the Acquiring Fund’s charter or Bylaws.

(iv) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will violate any provision of law of the State of Maryland applicable to the Acquiring Fund.

(v) Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s charter, Bylaws or the applicable laws of the State of Maryland.

(g) That the Target Fund shall have received the opinion of Willkie, counsel to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i) The Acquiring Fund is registered with the SEC as a closed-end management investment company under the 1940 Act.

(ii) To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund, or the enforceability of the Agreement against the Acquiring Fund.

(iii) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(h) That the Target Fund shall have obtained an opinion from counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(i) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(j) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

(k) That the liquidity provider for the Target Fund VRDP Shares shall have consented to this Agreement.

9. CONDITIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement and amendments to the Articles Supplementary in connection with the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization shall have been approved by the Board of the Acquiring Fund and by the affirmative vote of the Acquiring Fund VRDP Holders, voting as a separate class, of a 1940 Act Majority of the outstanding Acquiring Fund VRDP Shares.

(b) That the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization shall have been approved by the Board of the Acquiring Fund and by the affirmative vote of the Acquiring Fund Common Shareholders and the Acquiring Fund VRDP Holders, voting as a single class, of a majority of shares entitled to vote on such issuance.

(c) The Target Fund shall have delivered (including in electronic format) to the Acquiring Fund (i) a copy of the resolutions approving this Agreement adopted by the Board of the Target Fund, (ii) a certificate setting forth the vote of the Target Fund Common Shareholders and the Target Fund VRDP Holders, voting as a single class, approving this Agreement, and the vote of the Target Fund VRDP Holders, voting as a separate class, approving this Agreement, and (iii) a certificate certifying that the Target Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Target Fund’s Secretary or any Assistant Secretary.

(d) That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(e) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(f) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(g) That the Acquiring Fund shall have received the opinion of Morris, Nichols, Arsht & Tunnell LLP, special Delaware counsel to the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i) The Target Fund is validly existing and is in good standing under the laws of the State of Delaware.

(ii) The Target Fund has the statutory trust power and authority to execute and deliver the Agreement and perform all of its obligations under the Agreement under the laws of the State of Delaware. The execution and delivery of the Agreement and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all necessary statutory trust action on the part of the Target Fund under the laws of the State of Delaware and the Target Fund’s Agreement and Declaration of Trust.

(iii) The Agreement has been duly executed by the Target Fund.

(iv) The execution and delivery by the Target Fund of the Agreement did not, and the performance of the Target Fund’s obligations under the Agreement will not, violate the Agreement and Declaration of Trust or the Bylaws of the Target Fund.

(v) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will violate any provision of any applicable law of the State of Delaware.

(h) That the Acquiring Fund shall have received the opinion of Willkie, counsel to the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i) The Target Fund is registered with the SEC as a closed-end management investment company under the 1940 Act.

(ii) To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund, or the enforceability of the Agreement against the Target Fund.

(iii) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(i) That the Acquiring Fund shall have obtained an opinion from counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(j) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(k) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(l) That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to the Target Fund Common Shareholders entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Target Fund may pay amounts in respect of such UNII Distributions in one or more distributions to Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date. In addition, the Acquiring Fund may pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII

Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(m) That the liquidity provider for the Acquiring Fund VRDP Shares shall have consented to this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization.

(n) That the liquidity provider, remarketing agent, tender and paying agent and the rating agencies for the Acquiring Fund VRDP Shares shall have consented to any amendments to the Articles Supplementary, the Notice of Special Rate Period for the Acquiring Fund VRDP Shares, share certificates representing Acquiring Fund VRDP Shares and such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares that are necessary to reflect the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization, but only to the extent such consent is required under the Related Documents (as defined in the Articles Supplementary).

10. TERMINATION, POSTPONEMENT AND WAIVERS.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of the Acquiring Fund and the Target Fund; (ii) by the Board of the Target Fund if any condition of the Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; and (iii) by the Board of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b) If the transactions contemplated by this Agreement have not been consummated by [•], 2025, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of the Acquiring Fund and the Target Fund.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11. INDEMNIFICATION.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. OTHER MATTERS.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to BlackRock Long-Term Municipal Advantage Trust c/o BlackRock Advisors, LLC, 50 Hudson Yards, New York, New York 10001, Attention: Janey Ahn, Secretary of the Target Fund or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to BlackRock MuniAssets Fund, Inc. c/o BlackRock Advisors, LLC, 50 Hudson Yards, New York, New York 10001, Attention: Janey Ahn, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(d) This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or the Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e) This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund. The execution and delivery of this Agreement has been authorized by the Boards of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund.

(g) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BLACKROCK MUNIASSETS FUND, INC.
By:
Name: John M. Perlowski
Title: President and Chief Executive Officer

BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST
By:
Name: Stephen Minar
Title: Vice President

APPENDIX B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Acquiring Fund (MUA)

The Acquiring Fund has adopted restrictions and policies relating to the investment of the Acquiring Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Acquiring Fund and may not be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares), including class approval by a majority of the Acquiring Fund’s outstanding shares of preferred stock (“preferred shares”), if any (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the preferred shares, as a single class, represented at a meeting at which more than 50% of the Acquiring Fund’s outstanding preferred shares are represented or (ii) more than 50% of the outstanding preferred shares).

Fundamental Investment Restrictions. Under these fundamental investment restrictions, the Acquiring Fund may not:

1. Make investments for the purpose of exercising control or management.

2. Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of money market funds advised by the Investment Advisor or its affiliates (as defined in the 1940 Act) to the extent permitted by an exemptive order issued to the Acquiring Fund by the Securities and Exchange Commission, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.

3. Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Acquiring Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein and the Acquiring Fund may purchase and sell financial futures contracts and options thereon.

4. Underwrite securities of other issuers except insofar as the Acquiring Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

5. Make loans to other persons, except that the Acquiring Fund may purchase Municipal Bonds and other debt securities and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

6. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry. (For purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry).

7. Issue senior securities or borrow money other than as permitted by the 1940 Act.

For purposes of restriction (6), the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

Non-Fundamental Investment Restrictions. Additional investment restrictions adopted by the Fund, which may be changed by the Fund’s Board without shareholder approval, provide that the Acquiring Fund may not:

A. Invest more than 25% of its total assets (taken at market value at the time of each investment) in the Municipal Bonds of any one state.

B. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Acquiring Fund except as may be necessary in connection with transactions in financial futures contracts and options thereon.

C. Purchase any securities on margin, except that the Acquiring Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Acquiring Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

D. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options except that the Acquiring Fund may write, purchase and sell options and futures on municipal bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities and may purchase and sell call rights to require a mandatory tender for the purchase of related municipal bonds.

The Acquiring Fund is currently classified as a diversified fund under the 1940 Act. This means that the Acquiring Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Acquiring Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Acquiring Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

Unless otherwise indicated, all limitations under the Acquiring Fund’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Acquiring Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Fund’s total assets will not require the Acquiring Fund to dispose of an investment until the Investment Advisor determines that it is practicable to sell or close out the investment without undue market or tax consequences.

Any policies of the Acquiring Fund not described as fundamental may be changed by the Board without shareholder approval.

Target Fund (BTA)

Except as described below, the Target Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and preferred shares, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, voting as a separate class:

1. invest 25% or more of the value of its total assets in any one industry (as defined by the Security and Exchange Commission’s industry codes), provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental issuers and, provided further, that this limitation does not apply to securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries;

2. issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

3. make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Target Fund’s investment objective and policies or the entry into repurchase agreements;

4. underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities the Target Fund may be deemed to be an underwriter;

5. purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein, provided that the Target Fund may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

6. purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Target Fund becoming subject to registration with the CFTC as a commodity pool.

As a fundamental policy, under normal market conditions, the Target Fund invests at least 80% of its total assets in municipal bonds, municipal securities and derivative instruments with exposure to such bonds or securities, in each case that are expected to pay interest or income that is exempt from regular federal income tax which does not include federal alternative minimum tax.

When used with respect to particular shares of the Target Fund, “majority of the outstanding” means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non- governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. The Target Fund reserves the right to invest more than 25% of its total assets in private activity securities, including private activity bonds.

For the purpose of applying the limitation set forth in subparagraph (1) above, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund’s assets that may be invested in municipal bonds insured by any given insurer.

Under the 1940 Act, the Target Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, the Target Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Target Fund’s advisory fees and other expenses with respect to assets so invested. Holders of Common Shares will therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Joint Proxy Statement/Prospectus.

In addition to the foregoing fundamental investment policies, the Target Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board. The Target Fund may not:

(1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Target Fund’s total assets and the Target Fund’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. The Target Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Target Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

(2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder; or

(3) purchase securities of companies for the purpose of exercising control.

The restrictions and other limitations set forth above apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities, provided that a reduction in the value of the Target Fund’s assets that would cause the Target Fund to not comply with the asset coverage requirements of the 1940 Act would prohibit the Target Fund from borrowing additional amounts for investment purposes or from paying dividends on the Common Shares until it once again complied with the asset coverage requirements.

The percentage limitations applicable to the Target Fund’s portfolio described herein apply only at the time of investment and the Target Fund will not be required to sell securities due to subsequent changes in the value of securities it owns.

The Target Fund is currently classified as a diversified fund under the 1940 Act. This means that the Target Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Target

Fund’s total assets would be invested in securities of that issuer or (b) the Target Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

APPENDIX C

FORM OF AMENDMENT TO MUA ARTICLES SUPPLEMENTARY

BLACKROCK MUNIASSETS FUND, INC.

ARTICLES OF AMENDMENT

This is to certify that:

First: The charter of BlackRock MuniAssets Fund, Inc., a Maryland corporation (the “Corporation”), is amended by these Articles of Amendment, which amend that section of the charter titled Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares, dated as of December 15, 2021 (as amended to date, the “Governing Document”).

Second: The charter of the Corporation is hereby amended by deleting the first and second recitals of the Governing Document in their entirety and replacing them with the following:

FIRST: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article V of the Corporation’s Charter, the Board of Directors has, by resolution duly adopted on December 15, 2021, reclassified 1,750 authorized and unissued shares of common stock of the Corporation as shares of preferred stock of the Corporation, par value $0.10 per share, as Variable Rate Demand Preferred Shares (the “VRDP Shares”). The VRDP Shares may be issued in one or more series, as designated and authorized by the Board of Directors or a duly authorized committee thereof from time to time (each series of VRDP Shares that may be authorized and issued, a “Series”).

SECOND: Pursuant to authority expressly vested in the Board of Directors of the Corporation by Article V of the Corporation’s Charter, the Board of Directors, by resolution duly adopted on [•], 2025, approved the reclassification of [•] authorized and unissued shares of common stock of the Corporation as additional VRDP Shares.

THIRD: The preferences (including liquidation preference), voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of each Series of VRDP Shares are as follows or as set forth in an amendment to these Articles Supplementary or otherwise in the Corporation’s Charter (each such Series being referred to herein as a “Series of VRDP Shares”):

Third:    The charter of the Corporation is hereby amended by deleting the section titled “Designation” in the Governing Document in its entirety and replacing it with the following:

DESIGNATION

Series W-7: A series of preferred stock, par value $0.10 per share, liquidation preference $100,000 per share, has been authorized and designated as “Series W-7 Variable Rate Demand Preferred Shares,” also referred to herein as “Series W-7 VRDP Shares”. The number of Series W-7 VRDP Shares approved for issuance is [•]. Each Series W-7 VRDP Share shall be issued on a date or dates determined by the Board of Directors of the Corporation or pursuant to their delegated authority; have an Applicable Rate determined as provided in these Articles Supplementary; and have such other preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, in addition to those required by applicable law or as set forth in the Charter, as set forth in Parts I and II of these Articles Supplementary. The Series W-7 VRDP Shares shall constitute a separate series of preferred stock of the Corporation and each Series W-7 VRDP Share shall be identical. Except as otherwise provided with respect to any additional Series of VRDP Shares, the terms and conditions of these Articles Supplementary apply to each Series of VRDP Shares and each share of such Series.

Fourth:  The charter of the Corporation is hereby amended by deleting Section 1 of the Governing Document in its entirety and replacing it with the following:

1.  Number of Authorized Shares

The number of authorized shares constituting the Series W-7 VRDP Shares is as set forth above under the title “Designation.”

Fifth:   The amendment to the charter of the Corporation as set forth above in these Articles of Amendment has been duly advised by the board of directors of the Corporation and approved by the stockholders of the Corporation as and to the extent required by law and in accordance with the charter of the Corporation.

Sixth:   These Articles of Amendment shall be effective as of [•], 2025.

[Signature Page Follows]

IN WITNESS WHEREOF, BlackRock MuniAssets Fund, Inc. has caused these Articles of Amendment to be signed as of [•], 2025 in its name and on its behalf by the person named below, who acknowledges that these Articles of Amendment are the act of the Corporation and, to the best of such person’s knowledge, information, and belief and under penalties for perjury, all matters and facts contained in these Articles of Amendment are true in all material respects.

BLACKROCK MUNIASSETS FUND, INC.

By:
Name: Stephen Minar
Title: Vice President

ATTEST:

Name: Janey Ahn
Title: Secretary

APPENDIX D

RATINGS OF INVESTMENTS

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Description of Moody’s Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG Scale

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

•	The nature and provisions of the financial obligation, and the promise S&P imputes; and

•

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C	Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C	An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D	An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

* Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1	A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2	A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3	A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B	A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C	A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D	A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D	‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as credit opinions or rating assessment services. Credit opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g. ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating assessment services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While credit opinions and rating assessment services are point-in-time and are not monitored, they may have a directional watch or outlook assigned, which can signify the trajectory of the credit profile.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (“DIP”) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or issuer default rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA	Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly Speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High Short-Term Default Risk. Default is a real possibility.

RD	Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

BlackRock MuniAssets Fund, Inc. EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 MAIL Vote, sign and Mail in the enclosed Business Reply Envelope Please detach at perforation before mailing. PROXY CARD BLACKROCK MUNIASSETS FUND, INC. JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PREFERRED SHARES The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock MuniAssets Fund, Inc., a Delaware corporation (“MUA”), that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [ ] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MNZPV7G. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. MUA_34672_070825_Pref PLEASEMARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxxcode -2-

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! BlackRock MuniAssets Fund, Inc. Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on October 15, 2025. The Joint Proxy Statement/Prospectus for this meeting is available at: https://www.proxy-direct.com/blk-34672 Please detach at perforation before mailing. THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE PROPOSALS. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals FOR AGAINST ABSTAIN 1c. The holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders“) of BlackRock MuniAssets Fund, Inc. (the “Acquiring Fund”) are being asked to vote as a separate class on a proposal to approve an Agreement and Plan of Reorganization between BlackRock Long-Term Municipal Advantage Trust and the Acquiring Fund (the “Reorganization Agreement”) and the transactions contemplated therein, including amendments to the Articles Supplementary of VRDP Shares of the Acquiring Fund, in connection with the issuance of additional Acquiring Fund VRDP Shares. FOR AGAINST ABSTAIN 2. The common shareholders and holders of Variable Rate Demand Preferred Shares of BlackRock MuniAssets Fund, Inc. (the “Acquiring Fund”) are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with an Agreement and Plan of Reorganization between BlackRock Long-Term Municipal Advantage Trust and the Acquiring Fund. To transact such other business as may properly come before the Joint Special Meeting and any adjournments, postponements or delays thereof. B Authorized Signatures This section must be completed for your vote to be counted. Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) Please print date below Signature 1 Please keep signature within the box Signature 2 Please keep signature within the box / /List Paragraph; - 3 - No Spacing;Scanner bar code xxxxxxxxxxxxxx MUA 2 34672 xxxxxxxx - 4 -

BlackRock Long-Term Municipal Advantage Trust EVERY VOTE IS IMPORTANT PO Box 43131 Providence, RI 02940-3131 MAIL Vote, sign and Mail in the enclosed Business Reply Envelope Please detach at perforation before mailing. PROXY CARD BLACKROCK LONG-TERM MUNICIPAL ADVANTAGE TRUST JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES PREFERRED SHARES The undersigned hereby appoints John Perlowski and Jay M. Fife, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of BlackRock Long-Term Municipal Advantage Trust, a Delaware corporation (“BTA”), that the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held on October 15, 2025, at [•] a.m. (Eastern Time) (the “Joint Special Meeting”), and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Joint Special Meeting and otherwise to represent the undersigned at the Joint Special Meeting with all powers possessed by the undersigned as if personally present at the Joint Special Meeting. The Joint Special Meeting will be held in a virtual meeting format only, at the following Website: https://meetnow.global/MNZPV7G. To attend and participate in the virtual Joint Special Meeting, enter the 14-digit control number from the shaded box on this card. The validity of this proxy is governed by Delaware law. This proxy does not revoke any prior powers of attorney except for prior proxies given in connection with the Joint Special Meeting. The undersigned hereby acknowledges receipt of the Joint Proxy Statement/Prospectus, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Joint Special Meeting. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED AT THE JOINT SPECIAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. BTA_34672_070825_Pref PLEASE MARK, SIGN, DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. xxxxxxxxxxxxxx code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT! BlackRock Long-Term Municipal Advantage Trust Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on October 15, 2025. The Proxy Statement/Prospectus for this meeting is available at: https://www.proxy-direct.com/blk-34672 Please detach at perforation before mailing. THE BOARD OF TRUSTEES RECOMMENDS VOTING “FOR” THE PROPOSALS. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: X A Proposals FOR AGAINST ABSTAIN 1a. The common shareholders and holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP FOR AGAINST ABSTAIN Holders”) of BlackRock Long-Term Municipal Advantage Trust (the “Target Fund”) are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between the Target Fund and BlackRock MuniAssets Fund, Inc. (the “Acquiring Fund”) (the “Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of the Target Fund’s assets and the assumption by the Acquiring Fund of substantially all of the Target Fund’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of the Target Fund, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by the Target Fund of its registration under the Investment Company Act of 1940, as amended, and the liquidation, dissolution and termination of the Target Fund in accordance with its Amended and Restated Agreement and Declaration of Trust and Delaware law (the “Reorganization”). FOR AGAINST ABSTAIN 1b. The VRDP Holders of the Target Fund are being asked to vote as a separate class on a proposal to approve the Reorganization FOR AGAINST ABSTAIN Agreement and the Reorganization. To transact such other business as may properly come before the Joint Special Meeting and any adjournments, postponements or delays thereof. B Authorized Signatures – This section must be completed for your vote to be counted. – Sign and Date Below Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature. Date (mm/dd/yyyy) – Please print date below Signature 1 – Please keep signature within the box Signature 2 – Please keep signature within the box / / - 2 - No Spacing;Scanner bar code xxxxxxxxxxxxxx BTA 2 34672 xxxxxxxx 3 -